                       EMERGING MARKETS EQUITY PORTFOLIO

                               A PORTFOLIO OF THE

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                      MORGAN STANLEY ASSET MANAGEMENT INC.
MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS PERTAINS TO THE FUND'S EMERGING MARKETS EQUITY PORTFOLIO WHICH IS MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"). THE FUND ALSO OFFERS SEVENTEEN OTHER PORTFOLIOS MANAGED BY EITHER MSAM OR MILLER ANDERSON & SHERRERD, LLP ("MAS"), AN AFFILIATE OF MSAM.

SHARES OF THE EMERGING MARKETS EQUITY PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. THE EMERGING MARKETS EQUITY PORTFOLIO MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABILITY OF THE EMERGING MARKETS EQUITY PORTFOLIO IN YOUR STATE. IF THE EMERGING MARKETS EQUITY PORTFOLIO IS NOT AVAILABLE IN YOUR STATE THIS PROSPECTUS IS NOT TO BE CONSIDERED A SOLICITATION.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE EMERGING MARKETS EQUITY PORTFOLIO'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. The following pages describe the types of securities and investment techniques the Fund's Emerging Markets Equity Portfolio (the "Portfolio") uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the Portfolio.

MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.


PROSPECTUS OUTLINE                                                                          PAGE
                                                                                            ----
FINANCIAL HIGHLIGHTS                                                                          3
--------------------

     The Portfolio's financial highlights as of December 31, 1997.

PORTFOLIO SUMMARY                                                                             4
-----------------

     The Portfolio's investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIO'S INVESTMENTS                                                                   4
---------------------------

     A more detailed review of how the Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                                          5
------------------------------------

     More information about the types of investment strategies that may be used by the Portfolio and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                                 18
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                                        18
----------------------

     General information about the organization and operations of the Fund, including details about MSAM and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                                              22
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolio for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                                                         EMERGING MARKETS EQUITY
                                                                PORTFOLIO
                                                        -------------------------
                                                                     PERIOD FROM
                                                                      OCTOBER 1,
                                                         YEAR ENDED    1996* TO
                                                        DECEMBER 31, DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                          1997         1996
----------------------------------                      ------------ ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................    $  9.78      $ 10.00
                                                          -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...............................       0.04         0.01
  Net Realized and Unrealized Loss....................         --        (0.21)
                                                          -------      -------
    Total From Investment Operations..................       0.04        (0.20)
                                                          -------      -------
DISTRIBUTIONS
  Net Investment Income...............................      (0.07)      (0.02)
  Net Realized Gain...................................      (0.02)          --
  In Excess of Net Realized Gain......................      (0.28)          --
                                                          -------      -------
    Total Distributions...............................      (0.37)       (0.02)
                                                          -------      -------
NET ASSET VALUE, END OF PERIOD........................    $  9.45      $  9.78
                                                          =======      =======
TOTAL RETURN..........................................       0.52%       (2.03)%
                                                          =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).....................    $34,098      $11,789
Ratio of Expenses to Average Net Assets...............       1.80%        1.79%**
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense and Foreign Tax Expense.............       1.75%        1.75%**
Ratio of Net Investment Income to Average Net Assets..       0.47%        0.32%**
Portfolio Turnover Rate...............................         87%           9%
Average Commission Rate
  Per Share...........................................    $0.0018      $0.0013
  As a Percentage of Trade Amount.....................       0.40%        0.45%
----------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
 Period:
  Per Share Benefit to Net Investment Income..........    $  0.17      $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets......................       4.12%        6.17%**
  Net Investment Loss to Average Net Assets...........      (1.84)%      (4.06)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARY
-----------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

EMERGING MARKETS EQUITY PORTFOLIO
---------------------------------

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIO'S INVESTMENTS
---------------------------

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina              Botswana                          Brazil                      Bulgaria
Chile                  China (mainland                   Colombia                    Egypt
Ghana                   and Hong Kong)                   Greece                      Hungary
India                  Indonesia                         Israel                      Jamaica
Jordan                 Kenya                             Malaysia                    Mexico
Morocco                Nigeria                           Pakistan                    Peru
Philippines            Poland                            Russia                      Singapore
South Africa           South Korea                       Sri Lanka                   Taiwan
Thailand               Turkey                            Venezuela                   Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

SECURITIES AND INVESTMENT TECHNIQUES
------------------------------------

The following pages contain more detailed information about types of instruments in which the Portfolio may invest and strategies the Adviser may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of the Portfolio's policies and limitations and more detailed information about the Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and the Portfolio will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolio.

The Adviser may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolio's financial reports, which will be sent to the Portfolio's shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. The Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P") or Prime 1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by the Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolio is permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolio may invest in other Derivatives that are developed over time if their use would be consistent with the objective of the Portfolio. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). The Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Portfolio's investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolio may use Derivatives under a number of different circumstances to further its investment objective. The Portfolio may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, the Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. The Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by the Portfolio for hedging purposes and under other circumstances in which the Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolio will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by the Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolio may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolio may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolio may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolio may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolio may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolio will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolio may utilize futures contracts, forward contracts and related options are described below.

The Portfolio may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolio may also purchase and sell foreign currency futures to hedge its holdings and commitments against changes in the level of future currency rates or to adjust its exposure to a particular currency.

The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolio may engage in such transactions to hedge its holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolio may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolio may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by the Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that the Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), the Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions (Options). The Portfolio may seek to increase its returns or may hedge its portfolio investments through options transactions with respect to individual securities, indices or baskets in which the Portfolio may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

The Portfolio may purchase put and call options. Purchasing a put option gives the Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives the Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

The Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. If the Portfolio writes an option, it will receive a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, the Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, the Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolio may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolio's use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolio, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. The Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. The Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. If the Portfolio enters into a swap transaction, it will bear the risk of default, i.e. nonpayment, by the other party. The guidelines under which the Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, the Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, the Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, the Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, the Portfolio's risk of loss will consist of the payments that the Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500 Stock Index ("S&P 500") . In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolio may use structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of the Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolio's Investments" section to determine in which of the above the Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. The Portfolio invests in foreign securities and will regularly transact security purchases and sales in foreign currencies. The Portfolio may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, the Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. The Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

The Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition the Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have portfolio exposure. The Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

The Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, the Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Portfolio's obligation under the forward contract. On the date of maturity, the Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When the Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

When the Portfolio engages in Forwards, it will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. The Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by the Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits the Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent the Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. The Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. The Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolio will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by the Adviser. The Portfolio may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If the Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. The Portfolio may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. The Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the

Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in Money Market Instruments, although the Portfolio intends to stay invested in securities satisfying its primary investment objective to the extent practical. The Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. The Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by the Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by the Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolio may invest up to 25% of its total assets in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of the Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to the Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which the Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by the Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit the Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolio may pool its daily uninvested cash balances with other of the Fund's Portfolios in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolio will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. The Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on the Portfolio's percentage share in the total Repurchase Agreement. The Portfolio's ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that the Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that the Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which the Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting the Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolio intends to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
-----------------------------

The investment objective of the Portfolio discussed under "Portfolio Summary" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, the Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of the Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolio held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolio will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER. MSAM serves as the Adviser for the Emerging Markets Equity Portfolio. It provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolio.

Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of the Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of the Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM also provides the Portfolio with administrative services pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund with dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Fund pays MSAM a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio.

MSAM has entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM supervises and monitors such administrative services provided by Chase Global. The services provided under the Administration Agreement and the Sub-Administration Agreement are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement and the Sub-Administration Agreement as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM out of its administration fee. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreement or the Sub-Administration Agreement, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Adviser or its service providers may be performed by insurance companies that purchase shares of the Portfolio. The Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for the Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolio. Chase is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of the Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolio pays fees and other costs related to its daily operations. Expenses paid out of the Portfolio's assets are reflected in its share price. The Portfolio pays a management fee to the Adviser for managing its investments and business affairs. The Adviser pays fees to affiliates who provide assistance with these services. The Portfolio also pays other expenses, which are explained below. The Adviser may, from time to time, reduce its fees or reimburse the Portfolio for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease the Portfolio's expenses and boost its performance.

MANAGEMENT FEE

MSAM is entitled to receive from the Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as follows: 1.25% for the first $500 million, 1.20% for the next $500 million, and 1.15% of net assets in excess of $1 billion.

However, MSAM, with respect to the Portfolio, has voluntarily waived receipt of its management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.75% of average daily net assets. These fee waivers and reimbursements are voluntary and may be terminated by MSAM at any time without notice.


OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrator, the Portfolio pays all expenses not assumed by MSAM. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolio, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

Since shares of the Portfolio are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolio, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolio, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Portfolio's brokerage transactions to Morgan

Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, the Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by the Portfolio in anticipation of a rise or decline in interest rate or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. High portfolio turnover rates for the Portfolio can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its respective objectives and policies.

PERFORMANCE OF THE PORTFOLIO

The Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolio include the Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolio may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of the Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Portfolio's performance to that of other mutual funds.

PERFORMANCE OF MSAM

MSAM manages the Emerging Markets Portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF"), which served as the model for the Portfolio. The Emerging Markets Portfolio of MSIF has substantially the same investment objectives, policies and strategies as the Portfolio. In addition, MSAM intends the Portfolio of the Fund and the Emerging Markets Portfolio of MSIF to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics.

Past investment performance of the Class A Shares of the Emerging Markets Portfolio of MSIF, as shown in the table below, may be relevant to your consideration of the Portfolio. The investment performance of the Emerging Markets Portfolio of MSIF is not necessarily indicative of future performance of the Portfolio. Also, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the Emerging Markets Portfolio of MSIF. The investment performance of the Class A Shares of the Emerging Markets Portfolio of MSIF is provided merely to indicate the experience of MSAM in managing a similar portfolio.

                                   Total Return Total Return Total Return Average Annual Average Annual Average Annual
                                     One Year   Three Years   Five Years   Total Return   Total Return   Total Return
                         Inception    Ended        Ended        Ended      Three Years     Five Years       Since
Fund Name                  Date      12/31/97     12/31/97     12/31/97   Ended 12/31/97 Ended 12/31/97   Inception
---------                --------- ------------ ------------ ------------ -------------- -------------- --------------
MSIF:
Emerging Markets........  9/25/92    (1.03)%      (3.09)%       62.71%       (1.04)%         10.23%         10.13%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, New York Life Insurance and Annuity Corporation owned more than 25% of the outstanding voting securities of the Emerging Markets Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies it has issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolio in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote shares of the Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolio.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES
----------------

DISTRIBUTIONS AND TAXES

The Fund intends the Portfolio to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of the Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolio will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolio is open for business each day the New York Stock Exchange ("NYSE") is open. The Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

The Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

Certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of the Portfolio may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

The Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

The Portfolio reserves the right to suspend the offering of shares for a period of time. The Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of the Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolio each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of the Portfolio the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to the Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to the Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by the Portfolio but in no event later than seven days following receipt of instructions. The Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                      MORGAN STANLEY ASSET MANAGEMENT INC.

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES FIVE PORTFOLIOS MANAGED BY MORGAN STANLEY ASSET MANAGEMENT, INC. ("MSAM"). THE FUND ALSO OFFERS THIRTEEN OTHER PORTFOLIOS MANAGED BY EITHER MSAM OR MILLER ANDERSON & SHERRERD, LLP ("MAS"), AN AFFILIATE MSAM.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

U.S. Real Estate         Emerging Market Equity
Global Equity            Asian Equity
International Magnum

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the five separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

U.S. Real Estate       Emerging Markets Equity
Global Equity          Asian Equity
International Magnum


MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.


OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                          PAGE
                                                                            ----

FINANCIAL HIGHLIGHTS                                                           3
--------------------

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                                                            4
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                    5
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                           8
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                 22
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                        22
----------------------

     General information about the organization and operations of the Fund, including details about MSAM and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                              27
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS
--------------------

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.


                              U.S. REAL       GLOBAL      INTERNATIONAL                                 ASIAN
                                ESTATE        EQUITY         MAGNUM       EMERGING MARKETS EQUITY       EQUITY
                              PORTFOLIO     PORTFOLIO       PORTFOLIO            PORTFOLIO            PORTFOLIO
                             ------------  ------------   -------------  -------------------------   ------------
                             PERIOD FROM   PERIOD FROM     PERIOD FROM                PERIOD FROM    PERIOD FROM
                               MARCH 3,     JANUARY 2,     JANUARY 2,                  OCTOBER 1,      MARCH 3,
                               1997* TO      1997* TO       1997* TO      YEAR ENDED    1996* TO       1997* TO
SELECTED PER SHARE DATA AND  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,   DECEMBER 31,
RATIOS                           1997          1997           1997           1997         1996           1997
---------------------------  ------------  ------------   -------------  ------------ ------------   ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................    $ 10.00       $ 10.00         $ 10.00       $  9.78      $ 10.00        $ 10.00
                               -------       -------         -------       -------      -------        -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income....       0.17          0.08            0.13          0.04         0.01           0.01
  Net Realized and
   Unrealized Gain (Loss)..       1.61          1.92            0.59            --        (0.21)         (4.36)
                               -------       -------         -------       -------      -------        -------
    Total From Investment
     Operations............       1.78          2.00            0.72          0.04        (0.20)         (4.35)
                               -------       -------         -------       -------      -------        -------
DISTRIBUTIONS
  Net Investment Income....      (0.17)        (0.08)          (0.32)        (0.07)      (0.02)          (0.01)
  Net Realized Gain........      (0.20)        (0.18)          (0.02)        (0.02)          --             --
  In Excess of Net Realized
   Gain....................         --            --              --         (0.28)          --             --
                               -------       -------         -------       -------      -------        -------
    Total Distributions....      (0.37)        (0.26)          (0.34)        (0.37)       (0.02)         (0.01)
                               -------       -------         -------       -------      -------        -------
NET ASSET VALUE, END OF
 PERIOD....................    $ 11.41       $ 11.74         $ 10.38       $  9.45      $  9.78        $  5.64
                               =======       =======         =======       =======      =======        =======
TOTAL RETURN...............      17.99%        20.04%           7.31%         0.52%       (2.03)%       (43.52)%
                               =======       =======         =======       =======      =======        =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (000's)...................    $13,055       $14,707         $18,855       $34,098      $11,789        $12,571
Ratio of Expenses to
 Average Net Assets........       1.10%**       1.15%**         1.16%**       1.80%        1.79%**        1.35%**
Ratio of Expenses to
 Average Net Assets
 Excluding Interest
 Expense...................         --            --            1.15%**         --           --             --
Ratio of Expenses to
 Average Net Assets
 Excluding Interest Expense
 and Foreign Tax Expense...         --            --              --          1.75%        1.75%**        1.20%**
Ratio of Net Investment
 Income to Average Net
 Assets....................       3.14%**       1.24%**         1.43%**       0.47%        0.32%**        0.32%**
Portfolio Turnover Rate....        114%           20%             41%           87%           9%           130%
Average Commission Rate
  Per Share................    $0.0542       $0.0350         $0.0181       $0.0018      $0.0013        $0.0134
  As a Percentage of Trade
   Amount..................         --          0.25%           0.20%         0.40%        0.45%          0.50%
------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the
 Period:
  Per Share Benefit to Net
   Investment Income.......    $  0.07       $  0.09         $  0.15       $  0.17      $  0.08        $  0.07
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets..................       2.32%**       2.43%**         2.78%**       4.12%        6.17%**        3.10%**
  Net Investment Income
   (Loss) to Average Net
   Assets..................       1.92%**      (0.04)%**       (0.19)%**     (1.84)%      (4.06)%**      (1.43)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES
-------------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined herein).

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

ASIAN EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest primarily in Equity Securities that are traded on recognized stock exchanges of countries in Asia and in Equity Securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets of Asian countries other than Japan.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in Equity Securities, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. Because the Portfolio invests in a small group of geographically and economically related countries, its performance is expected to be more volatile than more geographically diversified investment portfolios.

THE PORTFOLIOS' INVESTMENTS
---------------------------

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the International Magnum, U.S. Real Estate and Emerging Markets Equity Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. Risks relating to investments in securities of issuers primarily engaged in the real estate industry are similar to those of direct investments in real estate and include fluctuations in real estate values, changes in zoning laws, increases in property taxes, environmental risks, and increases in interest rates. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolio's investments.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Ratings Group ("S&P") 500 Stock Index ("S&P 500"). A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. The Portfolio will invest primarily in Equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. The Portfolio may also invest in Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. Risks associated with investments in REITs include changes in the values of their underlying properties and defaults by borrowers or tenants. In addition, some REITs are not diversified and their value may be affected by events related to a small number of properties.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets that are Investment Grade Securities, high-quality Money Market Instruments such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Foreign Currency Transactions, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities and Private Placements, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries subjects the Portfolio to additional risk, see "Securities and Investment Techniques" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase Common Stocks and other Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest primarily are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country" and collectively the "EAFE countries"). The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on a stock exchange in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not listed on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) Fixed Income Securities, Foreign Currency Transactions, Investment Company Securities, Temporary Investments,

Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Funds with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, money market funds and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed Income Securities that are not Investment Grade Securities. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina              Botswana                          Brazil                      Bulgaria
Chile                  China (mainland                   Colombia                    Egypt
Ghana                   and Hong Kong)                   Greece                      Hungary
India                  Indonesia                         Israel                      Jamaica
Jordan                 Kenya                             Malaysia                    Mexico
Morocco                Nigeria                           Pakistan                    Peru
Philippines            Poland                            Russia                      Singapore
South Africa           South Korea                       Sri Lanka                   Taiwan
Thailand               Turkey                            Venezuela                   Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

ASIAN EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities that are traded on recognized stock exchanges of the countries in Asia described below and such Equity Securities of companies organized under the laws of any such Asian country whose business is conducted principally in Asia. Although the Portfolio intends to invest primarily in Equity Securities listed on stock exchanges, it will also invest in Equity Securities traded in over-the-counter markets. Securities traded in over-the-counter markets pose liquidity risks. The production of any current income is incidental to the Portfolio's objective.

The Portfolio does not intend to invest in Asian Equity Securities that are principally traded in markets in Japan or in companies organized under the laws of Japan. The Asian countries to be represented in the Portfolio, which include the following countries, have the more established markets in the region: China (Hong Kong), Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Portfolio may also invest in Common Stocks traded in markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to Foreign Investment. Under normal circumstances, the Portfolio will invest at least 65% of the total assets of the Portfolio in such Asian Equity Securities.

The Portfolio may also invest in Fixed Income Securities, bills and bonds of governmental entities in Asia and the United States, notes, debentures and bonds of companies in Asia, U.S. Money Market Instruments, Foreign Currency Transactions, Investment Funds, Investment Company Securities, Non-Publicly Traded Securities, Private Placements and Restricted Securities, Repurchase Agreements, When-Issued or Delayed Delivery Securities and Derivatives and may engage in Loans of Portfolio Securities. Although the Portfolio will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. Pending investment or settlement, and for liquidity purposes, the Portfolio may invest in domestic, Eurodollar and foreign short-term Money Market Instruments. The Portfolio may also purchase such instruments to temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.

The Adviser's approach is oriented to individual stock selection and is value driven, similar to the approach described for the Global Equity Portfolio discussed above. There is no requirement that the Fund, at any given time, invest in any or all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the various Asian countries. Allocation of investments will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies of such countries. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

The Portfolio's investments will include Emerging Market Country Securities. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Securities and Investment Techniques--Emerging Market Country Securities."

SECURITIES AND INVESTMENT TECHNIQUES
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The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies the Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Adviser may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories,

(e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSs. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The International Magnum, U.S. Real Estate and Emerging Markets Equity Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The U.S. Real Estate Portfolio may invest up to 15% of its total assets and the International Magnum, Emerging Markets Equity and Asian Equity Portfolios may each invest up to 25% of their total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSs. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. Each Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
-----------------------------

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the International Magnum, U.S. Real Estate and Emerging Markets Equity Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER. MSAM provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley and MSAM, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley and MSAM, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since its inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Managing Director of Morgan Stanley and MSAM, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Prior to joining MSAM, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since its inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich, a Managing Director of Morgan Stanley and MSAM, joined MSAM in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.

ASIAN EQUITY PORTFOLIO -- Vinod Sethi. Vinod Sethi joined MSAM in 1989 and since then, has been actively involved in MSAM's emerging market group. Mr. Sethi is a Managing Director of Morgan Stanley and MSAM and is MSAM's Chief Investment Officer for the Asian region. He received his undergraduate degree in Chemical Engineering from I.I.T. (Bombay) and his M.B.A. from New York University School of Business. Mr. Sethi has had primary responsibility for managing the Portfolio's assets since April 1998.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM also provides the Portfolios with administrative services pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund with dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Fund pays MSAM a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that it administers.

MSAM has entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM supervises and monitors such administrative services provided by Chase Global. The services provided under the Administration Agreement and the Sub-Administration Agreement are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement and the Sub-Administration Agreement as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM out of its administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreement or the Sub-Administration Agreement, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Adviser or its service providers may be performed by insurance companies that purchase shares of the Portfolios. The Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to the Adviser for managing its investments and business affairs. The Adviser pays fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Adviser may, from time to time, reduce its fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser is entitled to receive from each Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

       PORTFOLIO ADVISORY FEES

                    U.S.                       Emerging
                    Real  Global International Markets  Asian
  Assets           Estate Equity    Magnum      Equity  Equity
------------------------------------------------------------
  First $500
   million         0.80%  0.80%      0.80%      1.25%   0.80%
------------------------------------------------------------
  From $500
   million to $1
   billion         0.75%  0.75%      0.75%      1.20%   0.75%
------------------------------------------------------------
  More than $1
   billion         0.70%  0.70%      0.70%      1.15%   0.70%

However, the Adviser, with respect to certain of the Portfolios, has voluntarily waived receipt of its management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
U.S. Real Estate.......................................           1.10%
Global Equity..........................................           1.15%
International Magnum...................................           1.15%
Asian Equity...........................................           1.20%
Emerging Markets Equity................................           1.75%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrator, each Portfolio pays all expenses not assumed by MSAM. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the period ended December 31, 1997, the Portfolio turnover rates for the U.S. Real Estate and Asian Equity Portfolios were 114% and 130%, respectively. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISER

The Adviser manages portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the models for the Portfolios of the Fund. The portfolios of MSIF have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Adviser intends the Portfolios of the Fund and the corresponding portfolios of MSIF to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF from which the Portfolio is cloned.

                               Corresponding MSIF
     Fund Portfolio                portfolio
     --------------           --------------------
     U.S. Real Estate           U.S. Real Estate
     Global Equity               Global Equity
     International Magnum     International Magnum
     Emerging Markets Equity    Emerging Markets
     Asian Equity                 Asian Equity

Past investment performance of the Class A Shares of the MSIF portfolios, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF. The investment performance of the Class A Shares of the MSIF portfolios is provided merely to indicate the experience of the Adviser in managing similar portfolios.

                                                                                 Average      Average      Average
                                                                                  Annual       Annual       Annual      Average
                           Total Return Total Return Total Return Total Return Total Return Total Return Total Return    Annual
                             One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years   Total Return
                 Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name          Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------        --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
U.S. Real
 Estate.........  2/24/95      27.62%        NA           NA           NA           NA           NA           NA         30.92%
Global Equity...  7/15/92      23.75%       80.38%     178.25%         NA          21.73%      22.71%         NA         20.03%
International
 Magnum.........  3/15/96       6.58%        NA           NA           NA           NA           NA           NA          8.28%
Emerging
 Markets........  9/25/92     (1.03)%      (3.09)%      62.71%         NA         (1.04)%      10.23%         NA         10.13%
Asian Equity....  7/1/91     (48.29)%     (42.81)%     (0.96)%         NA        (16.99)%     (0.19)%         NA          4.16%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the U.S. Real Estate, Global Equity and Asian Equity Portfolios. General American Life Insurance and American General Life Insurance Company each owned more than 25% of the International Magnum Portfolio, New York Life Insurance and Annuity Corporation owned more than 25% of the Emerging Markets Equity Portfolio, Fidelity Investments Life Insurance Company owned more than 25% of the Global Equity Portfolio, and Integrity Life Insurance Company owned more than 25% of the Asian Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.            MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES FIVE PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS THIRTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464 EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

Fixed Income    U.S. Real Estate
Value           Emerging Markets Equity
Mid Cap Value

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the five separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

U.S. Real Estate Emerging Markets Equity

MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the following
Portfolios:

Fixed Income    Mid Cap Value
Value

MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                     PAGE

FINANCIAL HIGHLIGHTS____________________3

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES_____________________4

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS_____________5

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES____7

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS__________22

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND_________________23

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES_______________________28

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                       FIXED INCOME            VALUE           MID CAP VALUE    U.S. REAL ESTATE
                         PORTFOLIO           PORTFOLIO           PORTFOLIO          PORTFOLIO
                    ------------------- ------------------- ------------------- -----------------
                        PERIOD FROM         PERIOD FROM         PERIOD FROM        PERIOD FROM
SELECTED PER SHARE  JANUARY 2, 1997* TO JANUARY 2, 1997* TO JANUARY 2, 1997* TO MARCH 3, 1997* TO
DATA AND RATIOS      DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997  DECEMBER 31, 1997
------------------  ------------------- ------------------- ------------------- -----------------
NET ASSET VALUE,
 BEGINNING OF PE-
 RIOD............         $ 10.00             $ 10.00             $ 10.00            $ 10.00
                          -------             -------             -------            -------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net Investment
  Income.........            0.46                0.10                0.02               0.17
 Net Realized and
  Unrealized Gain
  (Loss).........            0.53                1.99                4.05               1.61
                          -------             -------             -------            -------
 Total From In-
  vestment Opera-
  tions..........            0.99                2.09                4.07               1.78
                          -------             -------             -------            -------
DISTRIBUTIONS
 Net Investment
  Income.........           (0.45)              (0.10)              (0.02)             (0.17)
 In Excess of Net
  Investment In-
  come...........              --                0.00 +                --                --
 Net Realized
  Gain...........           (0.13)              (0.21)              (0.73)             (0.20)
 In Excess of Net
  Realized Gain..              --                0.00 +                --                 --
                          -------             -------             -------            -------
 Total Distribu-
  tions..........           (0.58)              (0.31)              (0.75)             (0.37)
                          -------             -------             -------            -------
NET ASSET VALUE,
 END OF PERIOD...         $ 10.41             $ 11.78             $ 13.32            $ 11.41
                          =======             =======             =======            =======
TOTAL RETURN.....            9.93%              20.98%              40.93%             17.99%
                          =======             =======             =======            =======
RATIOS AND SUP-
 PLEMENTAL DATA:
Net Assets, End
 of Period
 (000's).........         $12,760             $14,664             $11,461            $13,055
Ratio of Expenses
 to Average Net
 Assets..........            0.70%**             0.85%**             1.05%**            1.10%**
Ratio of Expenses
 to Average Net
 Assets,
 Excluding
 Interest Expense
 and Foreign Tax
 Expense.........              --                  --                  --                 --
Ratio of Net
 Investment
 Income to
 Average Net
 Assets..........            5.66%**             1.70%**             0.19%**            3.14%*
Portfolio
 Turnover Rate...             185%                 34%                141%               114%
Average
 Commission Rate
 Per Share.......              --             $0.0585             $0.0490            $0.0542
 As a Percentage
  of Trade
  Amount.........              --                  --                  --                 --
-------------------------------------------------------------------------------------------------
Effect of
 Voluntary
 Expense
 Limitation
 During the
 Period:
 Per Share
  Benefit to Net
  Investment
  Income.........         $  0.08             $  0.06             $  0.08            $  0.07
Ratios Before
 Expense
 Limitation:
 Expenses to
  Average Net
  Assets.........            1.71%**             1.87%**             2.13%**            2.32%**
 Net Investment
  Income (Loss)
  to Average Net
  Assets.........            4.65%**             0.68%**            (0.89)%**           1.92%**
                           EMERGING MARKETS EQUITY
                                  PORTFOLIO
                    -------------------------------------
                                          PERIOD FROM
SELECTED PER SHARE     YEAR ENDED     OCTOBER 1, 1996* TO
DATA AND RATIOS     DECEMBER 31, 1997  DECEMBER 31, 1996
------------------  ----------------- -------------------
NET ASSET VALUE,
 BEGINNING OF PE-
 RIOD............        $  9.78            $ 10.00
                    ----------------- -------------------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net Investment
  Income.........           0.04               0.01
 Net Realized and
  Unrealized Gain
  (Loss).........             --              (0.21)
                    ----------------- -------------------
 Total From In-
  vestment Opera-
  tions..........           0.04              (0.20)
                    ----------------- -------------------
DISTRIBUTIONS
 Net Investment
  Income.........          (0.07)             (0.02)
 In Excess of Net
  Investment In-
  come...........             --
 Net Realized
  Gain...........          (0.02)                --
 In Excess of Net
  Realized Gain..          (0.28)                --
                    ----------------- -------------------
 Total Distribu-
  tions..........          (0.37)             (0.02)
                    ----------------- -------------------
NET ASSET VALUE,
 END OF PERIOD...        $  9.45            $  9.78
                    ================= ===================
TOTAL RETURN.....           0.52%             (2.03)%
                    ================= ===================
RATIOS AND SUP-
 PLEMENTAL DATA:
Net Assets, End
 of Period
 (000's).........        $34,098            $11,789
Ratio of Expenses
 to Average Net
 Assets..........           1.80%              1.79%**
Ratio of Expenses
 to Average Net
 Assets,
 Excluding
 Interest Expense
 and Foreign Tax
 Expense.........           1.75%              1.75%**
Ratio of Net
 Investment
 Income to
 Average Net
 Assets..........           0.47%              0.32%**
Portfolio
 Turnover Rate...             87%                 9%
Average
 Commission Rate
 Per Share.......        $0.0018            $0.0013
 As a Percentage
  of Trade
  Amount.........           0.40%              0.45%
-------------------------------------------------------------------------------------------------
Effect of
 Voluntary
 Expense
 Limitation
 During the
 Period:
 Per Share
  Benefit to Net
  Investment
  Income.........        $  0.17            $  0.08
Ratios Before
 Expense
 Limitation:
 Expenses to
  Average Net
  Assets.........           4.12%              6.17%**
 Net Investment
  Income (Loss)
  to Average Net
  Assets.........          (1.84)%            (4.06)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized
 +Amount is less than $0.01 per share.

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, MBSs, Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

MID CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Ratings Group ("S&P") MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average total return from Common Stocks of medium-size companies that are deemed to be undervalued in the marketplace.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the U.S. Real Estate and Emerging Markets Equity Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). The Portfolio may invest up to 50% of its assets in MBSs. The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities, CMOs, Derivatives, Foreign Currency Transactions, and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the S&P 500 Stock Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

MID CAP VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Equity Securities of mid-cap companies deemed to be under-valued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Common Stocks that are deemed to be relatively under-valued at the time of purchase based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. Risks relating to investments in securities of issuers primarily engaged in the real estate industry are similar to those of direct investments in real estate and include fluctuations in real estate values, changes in zoning laws, increases in property taxes, environmental risks, and increases in interest rates. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolio's investments.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the S&P 500. A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. The Portfolio will invest primarily in Equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. The Portfolio may also invest in Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. Risks associated with investments in REITs include changes in the values of their underlying properties and defaults by borrowers or tenants. In addition, some REITs are not diversified and their value may be affected by events related to a small number of properties.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets that are Investment Grade Securities, high-quality Money Market Instruments such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina       Botswana                        Brazil          Bulgaria
Chile           China (mainland and Hong Kong)  Colombia        Egypt
Ghana           Greece                          Hungary         India
Indonesia       Israel                          Jamaica         Jordan
Kenya           Malaysia                        Mexico          Morocco
Nigeria         Pakistan                        Peru            Philippines
Poland          Russia                          Singapore       South Africa
South Korea     Sri Lanka                       Taiwan          Thailand
Turkey          Venezuela                       Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each

Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the Fixed Income Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend- paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each of the U.S. Real Estate and Emerging Markets Equity Portfolios will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Fixed Income, Value and Mid Cap Value Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A

Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing

Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify.

The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The U.S. Real Estate and Emerging Markets Equity Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The U.S. Real Estate Portfolio may invest up to 15% of its total assets and the Emerging Markets Equity Portfolio may invest up to 25% of its total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase
Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The U.S. Real Estate and Emerging Markets Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the U.S. Real Estate and Emerging Markets Equity Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the U.S. Real Estate and Emerging Markets Equity Portfolios. MAS serves as the Adviser for the Fixed Income, Value and Mid Cap Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

VALUE PORTFOLIO -- Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from the University of Notre Dame. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Equity Portfolio in 1994. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since its inception. Mr. Kovich assumed responsibilities with the Value Portfolio in 1997.

MID CAP VALUE PORTFOLIO -- William B. Gerlach, Gary G. Schlarbaum, Bradley S. Daniels and Chris Leavy. William B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He served as a Programmer in Applications Software Development at Alphametrics Corporation from 1987 through 1991 and as a Data Analyst and Inflation Economist at Wharton Econometric Forecasting Associates from 1984 through 1987. He holds a B.A. in Economics from Haverford College. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. from Coe College and a Ph.D. from University of Pennsylvania. Bradley S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. Chris Leavy joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. Messrs. Gerlach, Schlarbaum, Daniels and Leavy have had primary responsibility for managing the Portfolio's assets since its inception.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley and MSAM, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley and MSAM, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

-------------------------------------------------------------------------------------
                           Fixed                     Cap         Real        Markets
  Assets                   Income       Value       Value       Estate        Equity
-------------------------------------------------------------------------------------
  First $500 million       0.40%        0.55%       0.75%       0.80%         1.25%
-------------------------------------------------------------------------------------
  From $500 million
   to $1 billion           0.35%        0.50%       0.70%       0.75%         1.20%
-------------------------------------------------------------------------------------
  More than $1 billion     0.30%        0.45%       0.65%       0.70%         1.15%
-------------------------------------------------------------------------------------

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Fixed Income...........................................           0.70%
Value..................................................           0.85%
Mid Cap Value..........................................           1.05%
U.S. Real Estate.......................................           1.10%
Emerging Markets Equity................................           1.75%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the periods ended December 31, 1997, the Portfolio turnover rates for the Fixed Income, Mid Cap Value and U.S. Real Estate Portfolios were 185%, 141% and 114%, respectively. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                               Corresponding
                               Corresponding     MAS Funds
     Fund Portfolio            MSIF portfolio    portfolio
     --------------           ---------------- -------------
     Fixed Income                              Fixed Income
     Value                                         Value
     Mid Cap Value                             Mid Cap Value
     U.S. Real Estate         U.S. Real Estate
     Emerging Markets Equity  Emerging Markets

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                 Average      Average      Average
                                                                                  Annual       Annual       Annual      Average
                           Total Return Total Return Total Return Total Return Total Return Total Return Total Return    Annual
                             One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years   Total Return
                 Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name          Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------        --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
U.S. Real
 Estate.........  2/24/95     27.62%         NA           NA           NA           NA           NA           NA         30.92%
Emerging
 Markets........  9/25/92    (1.03)%      (3.09)%       62.71%         NA        (1.04)%       10.23%         NA         10.13%
MAS FUNDS:
Fixed Income.... 11/14/84      9.61%       40.07%       50.75%      157.81%       11.89%        8.56%        9.93%       10.92%
Value...........  11/5/84     23.38%      118.48%      158.50%      464.41%       29.76%       20.92%       18.89%       18.01%
Mid Cap Value... 12/30/94     39.59%      160.77%         NA           NA         37.64%         NA           NA         37.60%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the U.S. Real Estate and Mid Cap Value Portfolios. Also, as of that date, General American Life Insurance and Allmerica Financial Life Insurance & Annuity Company each owned more than 25% of the Fixed Income Portfolio, American General Life Insurance Company owned more than 25% of the Mid Cap Value and Value Portfolios and New York Life Insurance and Annuity Corporation owned more than 25% of the Emerging Markets Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Value, Mid Cap Value, U.S. Real Estate and Emerging Markets Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Fixed Income Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolio is open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.        MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES TWO PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS SIXTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS:

Fixed Income    U.S. Real Estate

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the two separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the U.S. Real Estate Portfolio. MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.


Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the Fixed Income Portfolio. MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                       PAGE

FINANCIAL HIGHLIGHTS                                                       3

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                                                        4

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                4

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                       5

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                             20

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                    20

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                          25

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                                                                   U.S. REAL
                                              FIXED INCOME          ESTATE
                                                PORTFOLIO          PORTFOLIO
                                           ------------------- -----------------
                                               PERIOD FROM        PERIOD FROM
                                           JANUARY 2, 1997* TO MARCH 3, 1997* TO
SELECTED PER SHARE DATA AND RATIOS          DECEMBER 31, 1997  DECEMBER 31, 1997
----------------------------------         ------------------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.....        $ 10.00            $ 10.00
                                                 -------            -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...................           0.46               0.17
 Net Realized and Unrealized Gain........           0.53               1.61
                                                 -------            -------
 Total From Investment Operations........           0.99               1.78
                                                 -------            -------
DISTRIBUTIONS
 Net Investment Income...................          (0.45)             (0.17)
 Net Realized Gain.......................          (0.13)             (0.20)
                                                 -------            -------
 Total Distributions.....................          (0.58)             (0.37)
                                                 -------            -------
NET ASSET VALUE, END OF PERIOD...........        $ 10.41            $ 11.41
                                                 =======            =======
TOTAL RETURN.............................           9.93%             17.99%
                                                 =======            =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........        $12,760            $13,055
Ratio of Expenses to Average Net Assets..           0.70%**            1.10%**
Ratio of Net Investment Income to Average
 Net Assets..............................           5.66%**            3.14%**
Portfolio Turnover Rate..................            185%               114%
Average Commission Rate
 Per Share...............................             --            $0.0542
--------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period:
 Per Share Benefit to Net Investment
  Income.................................        $  0.08            $  0.07
Ratios Before Expense Limitation:
 Expenses to Average Net Assets..........           1.71%**            2.32%**
 Net Investment Income to Average Net
  Assets.................................           4.65%**            1.92%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, MBSs, Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the U.S. Real Estate Portfolio is a non-diversified portfolio and is permitted greater flexibility to invest its assets in the obligations of a single issuer, it is exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). The Portfolio may invest up to 50% of its assets in MBSs. The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities, CMOs, Derivatives, Foreign Currency Transactions, and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. Risks relating to investments in securities of issuers primarily engaged in the real estate industry are similar to those of direct investments in real estate and include fluctuations in real estate values, changes in zoning laws, increases in property taxes, environmental risks, and increases in interest rates. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolio's investments.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Ratings Group ("S&P") 500 Stock Index ("S&P 500"). A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. The Portfolio will invest primarily in Equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. The Portfolio may also invest in Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. Risks associated with investments in REITs include changes in the values of their underlying properties and defaults by borrowers or tenants. In addition, some REITs are not diversified and their value may be affected by events related to a small number of properties.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets that are Investment Grade Securities, high-quality Money Market Instruments such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the Fixed Income Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P) or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). The U.S. Real Estate Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Fixed Income Portfolio will not enter into futures to the extent that the Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds,

High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The U.S. Real Estate Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the

Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The U.S. Real Estate Portfolio may invest up to 15% of its total assets in Rule 144A Securities that are deemed to be liquid. The Fixed Income Portfolio may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase
Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The U.S. Real Estate Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

The Fixed Income Portfolio is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, the Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the U.S. Real Estate Portfolio. MAS serves as the Adviser for the Fixed Income Portfolio. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley and MSAM, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley and MSAM, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

                                U.S.
                        Fixed   Real
  Assets                Income Estate
-------------------------------------
  First $500 million    0.40%  0.80%
-------------------------------------
  From $500 million to
   $1 billion           0.35%  0.75%
-------------------------------------
  More than $1 billion  0.30%  0.70%

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Fixed Income...........................................           0.70%
U.S. Real Estate.......................................           1.10%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made respectively. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the periods ended December 31, 1997, the Portfolio turnover rates for the Fixed Income and U.S. Real Estate Portfolios were 185% and 114%, respectively. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                        Corresponding
                        Corresponding     MAS Funds
     Fund Portfolio     MSIF portfolio    portfolio
     --------------    ---------------- -------------
     Fixed Income                       Fixed Income
     U.S. Real Estate  U.S. Real Estate

Past investment performance of the Class A Shares of the MSIF U.S. Real Estate Portfolio and the Institutional Class Shares of the Fixed Income Portfolio of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF U.S. Real Estate Portfolio and the Institutional Class Shares of the Fixed Income Portfolio of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                 Average      Average      Average
                                                                                  Annual       Annual       Annual      Average
                           Total Return Total Return Total Return Total Return Total Return Total Return Total Return    Annual
                             One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years   Total Return
                 Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name          Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------        --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
U.S. Real
 Estate.........  2/24/95     27.62%         NA           NA           NA           NA           NA           NA         30.92%
MAS FUNDS:
Fixed Income.... 11/14/84      9.61%       40.07%       50.75%      157.81%       11.89%       8.56%        9.93%        10.92%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the U.S. Real Estate Portfolio. Also, as of that date, General American Life Insurance and Allmerica Financial Life Insurance & Annuity Company each owned more than 25% of the Fixed Income Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. The U.S. Real Estate

Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Fixed Income Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolio is open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.            MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES NINE PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS NINE OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

U.S. FIXED INCOME PORTFOLIOS

Fixed Income    High Yield

U.S. EQUITY PORTFOLIOS

Equity Growth   Mid Cap Value
Value

GLOBAL PORTFOLIOS

Global Equity                  Emerging Markets Equity
International Magnum           Asian Equity

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE HIGH YIELD PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the nine separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

Equity Growth                      Emerging Markets  Equity
Global Equity                      Asian Equity
International Magnum


MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the following
Portfolios:

Fixed Income    Value
High Yield      Mid Cap Value

MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                     PAGE

FINANCIAL HIGHLIGHTS____________________3

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES_____________________5

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS_____________6

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES___11

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS__________27

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND_________________27

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES_______________________35

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following tables provide audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                            FIXED INCOME         HIGH YIELD         EQUITY GROWTH           VALUE           MID CAP VALUE
                              PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                         ------------------- ------------------- ------------------- ------------------- -------------------
                             PERIOD FROM         PERIOD FROM         PERIOD FROM         PERIOD FROM         PERIOD FROM
SELECTED PER SHARE DATA  JANUARY 2, 1997* TO JANUARY 2, 1997* TO JANUARY 2, 1997* TO JANUARY 2, 1997* TO JANUARY 2, 1997* TO
AND RATIOS                DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
-----------------------  ------------------- ------------------- ------------------- ------------------- -------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD........        $ 10.00             $ 10.00             $ 10.00             $ 10.00             $ 10.00
                               -------             -------             -------             -------             -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment In-
  come.................           0.46                0.63                0.02                0.10                0.02
 Net Realized and
  Unrealized Gain......           0.53                0.72                3.27                1.99                4.05
                               -------             -------             -------             -------             -------
 Total From Investment
  Operations...........           0.99                1.35                3.29                2.09                4.07
                               -------             -------             -------             -------             -------
DISTRIBUTIONS
 Net Investment In-
  come.................          (0.45)              (0.63)              (0.02)              (0.10)              (0.02)
 In Excess of Net In-
  vestment Income......             --                  --                  --                0.00 +                --
 Net Realized Gain.....          (0.13)              (0.13)              (0.53)              (0.21)              (0.73)
 In Excess of Net Real-
  ized Gain............             --                  --                  --                0.00 +                --
                               -------             -------             -------             -------             -------
 Total Distributions...          (0.58)              (0.76)              (0.55)              (0.31)              (0.75)
                               -------             -------             -------             -------             -------
NET ASSET VALUE, END OF
 PERIOD................        $ 10.41             $ 10.59             $ 12.74             $ 11.78             $ 13.32
                               =======             =======             =======             =======             =======
TOTAL RETURN...........           9.93%              13.53%              33.05%              20.98%              40.93%
                               =======             =======             =======             =======             =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000's)........        $12,760             $12,490             $12,419             $14,664             $11,461
Ratio of Expenses to
 Average Net Assets....           0.70%**             0.81%**             0.85%**             0.85%**             1.05%**
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense...............             --                0.80%**               --                  --                  --
Ratio of Net Investment
 Income to Average Net
 Assets................           5.66%**             7.41%**             0.41%**             1.70%**             0.19%**
Portfolio Turnover
 Rate..................            185%                 78%                172%                 34%                141%
Average Commission Rate
 Per Share.............             --                  --             $0.0542             $0.0585             $0.0490
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to
  Net Investment
  Income...............        $  0.08             $  0.08             $  0.07             $  0.06             $  0.08
Ratios Before Expense
 Limitation:
 Expenses to Average
  Net Assets...........           1.71%**             1.68%**             2.05%**             1.87%**             2.13%**
 Net Investment Income
  (Loss) to Average Net
  Assets...............           4.65%**             6.53%**            (0.80)%**            0.68%**            (0.89)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized
 +Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                GLOBAL      INTERNATIONAL                                 ASIAN
                                EQUITY         MAGNUM       EMERGING MARKETS EQUITY       EQUITY
                              PORTFOLIO       PORTFOLIO            PORTFOLIO            PORTFOLIO
                             ------------   -------------  -------------------------   ------------
                             PERIOD FROM     PERIOD FROM                PERIOD FROM    PERIOD FROM
                              JANUARY 2,     JANUARY 2,                  OCTOBER 1,      MARCH 3,
                               1997* TO       1997* TO      YEAR ENDED    1996* TO       1997* TO
SELECTED PER SHARE DATA AND  DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,   DECEMBER 31,
RATIOS                           1997           1997           1997         1996           1997
---------------------------  ------------   -------------  ------------ ------------   ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................    $ 10.00         $ 10.00       $  9.78      $ 10.00        $ 10.00
                               -------         -------       -------      -------        -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income....       0.08            0.13          0.04         0.01           0.01
  Net Realized and
   Unrealized Gain (Loss)..       1.92            0.59            --        (0.21)         (4.36)
                               -------         -------       -------      -------        -------
    Total From Investment
     Operations............       2.00            0.72          0.04        (0.20)         (4.35)
                               -------         -------       -------      -------        -------
DISTRIBUTIONS
  Net Investment Income....      (0.08)          (0.32)        (0.07)      (0.02)          (0.01)
  Net Realized Gain........      (0.18)          (0.02)        (0.02)          --             --
  In Excess of Net Realized
   Gain....................         --              --         (0.28)          --             --
                               -------         -------       -------      -------        -------
    Total Distributions....      (0.26)          (0.34)        (0.37)       (0.02)         (0.01)
                               -------         -------       -------      -------        -------
NET ASSET VALUE, END OF
 PERIOD....................    $ 11.74         $ 10.38       $  9.45      $  9.78        $  5.64
                               =======         =======       =======      =======        =======
TOTAL RETURN...............      20.04%           7.31%         0.52%       (2.03)%       (43.52)%
                               =======         =======       =======      =======        =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (000's)...................    $14,707         $18,855       $34,098      $11,789        $12,571
Ratio of Expenses to
 Average Net Assets........       1.15%**         1.16%**       1.80%        1.79%**        1.35%**
Ratio of Expenses to
 Average Net Assets
 Excluding Interest
 Expense...................         --            1.15%**         --           --             --
Ratio of Expenses to
 Average Net Assets
 Excluding Interest Expense
 and Foreign Tax Expense...         --              --          1.75%        1.75%**        1.20%**
Ratio of Net Investment
 Income to Average Net
 Assets....................       1.24%**         1.43%**       0.47%        0.32%**        0.32%**
Portfolio Turnover Rate....         20%             41%           87%           9%           130%
Average Commission Rate
  Per Share................    $0.0350         $0.0181       $0.0018      $0.0013        $0.0134
  As a Percentage of Trade
   Amount..................       0.25%           0.20%         0.40%        0.45%          0.50%
----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the
 Period:
  Per Share Benefit to Net
   Investment Income.......    $  0.09         $  0.15       $  0.17      $  0.08        $  0.07
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets..................       2.43%**         2.78%**       4.12%        6.17%**        3.10%**
  Net Investment Income
   (Loss) to Average Net
   Assets..................      (0.04)%**       (0.19)%**     (1.84)%      (4.06)%**      (1.43)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

U.S. FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, MBSs, Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

U.S. EQUITY PORTFOLIOS

EQUITY GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

INVESTOR PROFILE: The Portfolio is designed for those who want to be invested in the stock market for its long-term growth potential and who want to diversify over a large number of individual stocks.

RISK PROFILE: Moderate to high potential risk and reward. An investor in the Portfolio should be comfortable with the volatility of the U.S. stock market and be able to ride out market fluctuations in anticipation of greater long-term growth.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

MID CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Ratings Group ("S&P") MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average total return from Common Stocks of medium-size companies that are deemed to be undervalued in the marketplace.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

GLOBAL PORTFOLIOS

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined herein).

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

ASIAN EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest primarily in Equity Securities that are traded on recognized stock exchanges of countries in Asia and in Equity Securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets of Asian countries other than Japan.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in Equity Securities, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. Because the Portfolio invests in a small group of geographically and economically related countries, its performance is expected to be more volatile than more geographically diversified investment portfolios.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the International Magnum and Emerging Markets Equity Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

U.S. FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). The Portfolio may invest up to 50% of its assets in MBSs. The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities, CMOs, Derivatives, Foreign Currency Transactions, and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, SMBSs, CMOs, Derivatives, and may engage in Loans of Portfolio Securities. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and

Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

U.S. EQUITY PORTFOLIOS

EQUITY GROWTH PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may also invest in Foreign Currency Transactions, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Money Market Instruments, Investment Company Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Fixed Income Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Portfolio will focus its investments on Equity Securities of medium and large capitalization U.S. corporations and, subject to an overall 25% limit, Foreign Equities. The Portfolio may invest in securities of foreign issuers directly or in the form of Depositary Receipts. Since the Portfolio invests in both Common Stocks and Convertible Securities (when due to market conditions, it is more advantageous to purchase Convertible Securities), the risks of investing in the general equity markets may be tempered to a degree by the Portfolio's investments in Convertible Securities which are often not as volatile as Common Stocks.

The Adviser employs a flexible and eclectic investment process in pursuit of the Portfolio's investment objectives. In selecting stocks for the Portfolio, the Adviser concentrates on a universe of rapidly growing, high-quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Portfolio is not restricted to investments in specific market sectors. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio may invest in any Equity Security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

In selecting investments for the Portfolio, the Adviser emphasizes individual security selection. The Portfolio's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Portfolio has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Portfolio's objective by selling recently purchased securities which have increased in value.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the S&P 500 Stock Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

MID CAP VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Equity Securities of mid-cap companies deemed to be under-valued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Common Stocks that are deemed to be relatively under-valued at the time of purchase based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

GLOBAL PORTFOLIOS

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Foreign Currency Transactions, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities and Private Placements, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries subjects the Portfolio to additional risk, see "Securities and Investment Techniques" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase Common Stocks and other Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest primarily are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country" and collectively the "EAFE countries"). The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on a stock exchange in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not listed on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) Fixed

Income Securities, Foreign Currency Transactions, Investment Company Securities, Temporary Investments, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Funds with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, money market funds and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed Income Securities that are not Investment Grade Securities. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina              Botswana                           Brazil                      Bulgaria
Chile                  China (mainland                    Colombia                    Egypt
Ghana                   and Hong Kong)                    Greece                      Hungary
India                  Indonesia                          Israel                      Jamaica
Jordan                 Kenya                              Malaysia                    Mexico
Morocco                Nigeria                            Pakistan                    Peru
Philippines            Poland                             Russia                      Singapore
South Africa           South Korea                        Sri Lanka                   Taiwan
Thailand               Turkey                             Venezuela                   Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

ASIAN EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities that are traded on recognized stock exchanges of the countries in Asia described below and such Equity Securities of companies organized under the laws of any such Asian country whose business is conducted principally in Asia. Although the Portfolio intends to invest primarily in Equity Securities listed on stock exchanges, it will also invest in Equity Securities traded in over-the-counter markets. Securities traded in over-the-counter markets pose liquidity risks. The production of any current income is incidental to the Portfolio's objective.

The Portfolio does not intend to invest in Asian Equity Securities that are principally traded in markets in Japan or in companies organized under the laws of Japan. The Asian countries to be represented in the Portfolio, which include the following countries, have the more established markets in the region: China (Hong Kong), Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Portfolio may also invest in Common Stocks traded in markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to Foreign Investment. Under normal circumstances, the Portfolio will invest at least 65% of the total assets of the Portfolio in such Asian Equity Securities.

The Portfolio may also invest in Fixed Income Securities, bills and bonds of governmental entities in Asia and the United States, notes, debentures and bonds of companies in Asia, U.S. Money Market Instruments, Foreign Currency Transactions, Investment Funds, Investment Company Securities, Non-Publicly Traded Securities, Private Placements and Restricted Securities, Repurchase Agreements, When-Issued or Delayed Delivery Securities and Derivatives and may engage in Loans of Portfolio Securities. Although the Portfolio will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. Pending investment or settlement, and for liquidity purposes, the Portfolio may invest in domestic, Eurodollar and foreign short-term Money Market Instruments. The Portfolio may also purchase such instruments to temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.

The Adviser's approach is oriented to individual stock selection and is value driven, similar to the approach described for the Global Equity Portfolio discussed above. There is no requirement that the Fund, at any given time, invest in any or all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the various Asian countries. Allocation of investments will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies of such countries. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

The Portfolio's investments will include Emerging Market Country Securities. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Securities and Investment Techniques--Emerging Market Country Securities."

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a

Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the Fixed Income and High Yield Portfolios' assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. The Portfolios will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolios' primary emphasis will be in MBSs issued by the various Government-related organizations. However, the Portfolios may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend- paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized securities rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each of the Equity Growth, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Fixed Income, High Yield, Value and Mid Cap Value Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development

Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following tables provide a summary of ratings assigned to all debt holdings of the High Yield Portfolio, the only Portfolio with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate the Portfolio's current or future debt holdings.

                             HIGH YIELD PORTFOLIO+

QUALITY
  AAA        23.22%
  AA          0.00%
  A           0.00%
  BBB         4.31%
  BB         50.36%
  B          19.44%
  CCC         0.17%
  Not Rated   2.49%
   B          2.49%*
TOTAL       100.00%**

-------
+ Ratings by S&P
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
** The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase

(e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. In addition, the High Yield Portfolio may lend its portfolio securities to certain institutional investors. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the

Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The International Magnum and Emerging Markets Equity Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The International Magnum, Emerging Markets Equity and Asian Equity Portfolios may each invest up to 25% of their total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Equity Growth, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the International Magnum and Emerging Markets Equity Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Equity Growth, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios. MAS serves as the Adviser for the Fixed Income, High Yield, Value and Mid Cap Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses-- securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

HIGH YIELD PORTFOLIO -- Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Robert Angevine, a Principal of Morgan Stanley and the Portfolio Manager for high yield investments, joined Morgan Stanley in October 1988. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Information about Thomas L. Bennett is included under Fixed Income Portfolio above. Messrs. Esser, Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since its inception.

EQUITY GROWTH PORTFOLIO -- Kurt Feuerman and Margaret K. Johnson. Kurt Feuerman is a Managing Director of Morgan Stanley and MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr. Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University, and a B.A. from McGill University. Margaret Johnson is a Principal of Morgan Stanley and MSAM and a Portfolio Manager in MSAM's Institutional Equity Group. She joined MSAM in 1984. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Mr. Feuerman and Ms. Johnson have shared primary responsibility for managing the Portfolio's assets since its inception.

VALUE PORTFOLIO -- Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from the University of Notre Dame. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Equity Portfolio in 1994. Mr. Kovich received a B.A. in Chemical Engineering and an M.B.A. from University of Kansas. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since its inception. Mr. Kovich assumed responsibilities with the Value Portfolio in 1997.

MID CAP VALUE PORTFOLIO -- William B. Gerlach, Gary G. Schlarbaum, Bradley S. Daniels and Chris Leavy. William B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He served as a Programmer in Applications Software Development at Alphametrics Corporation from 1987 through 1991 and as a Data Analyst and Inflation Economist at Wharton Econometric Forecasting Associates from 1984 through 1987. He holds a B.A. in Economics from Haverford College. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. from Coe College and a Ph.D. from University of Pennsylvania. Bradley S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. Chris Leavy joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994.

Messrs. Gerlach, Schlarbaum, Daniels and Leavy have had primary responsibility for managing the Portfolio's assets since its inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Managing Director of Morgan Stanley and MSAM, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Prior to joining MSAM, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since its inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich, a Managing Director of Morgan Stanley and MSAM, joined MSAM in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.

ASIAN EQUITY PORTFOLIO -- Vinod Sethi. Vinod Sethi joined MSAM in 1989 and since then, has been actively involved in MSAM's emerging market group. Mr. Sethi is a Managing Director of Morgan Stanley and MSAM and is MSAM's Chief Investment Officer for the Asian region. He received his undergraduate degree in Chemical Engineering from I.I.T. (Bombay) and his M.B.A. from New York University School of Business. Mr. Sethi has had primary responsibility for managing the Portfolio's assets since April 1998.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. MSTC, Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the tables below.

                   U.S. FIXED INCOME PORTFOLIO ADVISORY FEES

  Assets              Fixed Income High Yield
---------------------------------------------
  First $500 million     0.40%       0.50%
---------------------------------------------
  From $500 million
   to $1 billion         0.35%       0.45%
---------------------------------------------
  More than $1 bil-
   lion                  0.30%       0.40%

                      U.S. EQUITY PORTFOLIO ADVISORY FEES

                        Equity       Mid Cap
  Assets                Growth Value  Value
--------------------------------------------
  First $500 million    0.55%  0.55%  0.75%
--------------------------------------------
  From $500 million to
   $1 billion           0.50%  0.50%  0.70%
--------------------------------------------
  More than $1 billion  0.45%  0.45%  0.65%

                         GLOBAL PORTFOLIO ADVISORY FEES

                                        Emerging
                   Global International Markets  Asian
  Assets           Equity    Magnum      Equity  Equity
-------------------------------------------------------
  First $500
   million         0.80%      0.80%      1.25%   0.80%
-------------------------------------------------------
  From $500
   million to $1
   billion         0.75%      0.75%      1.20%   0.75%
-------------------------------------------------------
  More than $1
   billion         0.70%      0.70%      1.15%   0.70%

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Fixed Income...........................................           0.70%
High Yield.............................................           0.80%
Equity Growth..........................................           0.85%
Value..................................................           0.85%
Mid Cap Value..........................................           1.05%
Global Equity..........................................           1.15%
International Magnum...................................           1.15%
Asian Equity...........................................           1.20%
Emerging Markets Equity................................           1.75%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for

Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the periods ended December 31, 1997, the Portfolio turnover rates for the Fixed Income, Equity Growth, Mid Cap Value and Asian Equity Portfolios were 185%, 172%, 141% and 130%, respectively. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                                   Corresponding
                               Corresponding MSIF    MAS Funds
     Fund Portfolio                portfolio         portfolio
     --------------           -------------------- -------------
     Fixed Income                                  Fixed Income
     High Yield                                     High Yield
     Equity Growth               Equity Growth
     Value                                             Value
     Mid Cap Value                                 Mid Cap Value
     Global Equity               Global Equity
     International Magnum     International Magnum
     Emerging Markets Equity    Emerging Markets
     Asian Equity                 Asian Equity

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                 Average      Average      Average
                                                                                  Annual       Annual       Annual      Average
                           Total Return Total Return Total Return Total Return Total Return Total Return Total Return    Annual
                             One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years   Total Return
                 Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name          Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------        --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Equity Growth...  4/2/91       31.32%      149.21%     168.69%         NA          35.58%      21.86%         NA         19.07%
Global Equity...  7/15/92      23.75%       80.38%     178.25%         NA          21.73%      22.71%         NA         20.03%
International
 Magnum.........  3/15/96       6.58%        NA           NA           NA           NA           NA           NA          8.28%
Emerging
 Markets........  9/25/92     (1.03)%      (3.09)%      62.71%         NA         (1.04)%      10.23%         NA         10.13%
Asian Equity....  7/1/91     (48.29)%     (42.81)%     (0.96)%         NA        (16.99)%     (0.19)%         NA          4.16%
MAS FUNDS:
Fixed Income.... 11/14/84       9.61%       40.07%      50.75%      157.81%        11.89%       8.56%        9.93%       10.92%
High Yield......  2/28/89      15.98%       65.72%      91.86%         NA          18.34%      13.92%         NA         12.14%
Value...........  11/5/84      23.38%      118.48%     158.50%      464.41%        29.76%      20.92%       18.89%       18.01%
Mid Cap Value... 12/30/94      39.59%      160.77%        NA           NA          37.64%        NA           NA         37.60%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the Mid Cap Value, Global Equity, High Yield and Asian Equity Portfolios. Also, as of that date, General American Life Insurance owned more than 25% of the International Magnum, Equity Growth and Fixed Income Portfolios, American General Life Insurance Company owned more than 25% of the International Magnum, Mid Cap Value, Value and Equity Growth Portfolios, New York Life Insurance and Annuity Corporation owned more than 25% of the Emerging Markets Equity Portfolio, Fidelity Investments Life Insurance Company owned more than 25% of the Global Equity Portfolio, Allmerica Financial Life Insurance & Annuity Company owned more than 25% of the Fixed Income Portfolio, and Integrity Life Insurance Company owned more than 25% of the Asian Equity Portfolio pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Equity Growth, Value, Mid Cap Value, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each of the Fixed Income and High Yield Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolios are open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                        EMERGING MARKETS DEBT PORTFOLIO

                               A PORTFOLIO OF THE

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                      MORGAN STANLEY ASSET MANAGEMENT INC.
MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS PERTAINS TO THE FUND'S EMERGING MARKETS DEBT PORTFOLIO WHICH IS MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"). THE FUND ALSO OFFERS SEVENTEEN OTHER PORTFOLIOS MANAGED BY EITHER MSAM OR MILLER ANDERSON & SHERRERD, LLP ("MAS"), AN AFFILIATE OF MSAM.

SHARES OF THE EMERGING MARKETS DEBT PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. THE EMERGING MARKETS DEBT PORTFOLIO MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABILITY OF THE EMERGING MARKETS DEBT PORTFOLIO IN YOUR STATE. IF THE EMERGING MARKETS DEBT PORTFOLIO IS NOT AVAILABLE IN YOUR STATE THIS PROSPECTUS IS NOT TO BE CONSIDERED A SOLICITATION.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE EMERGING MARKETS DEBT PORTFOLIO'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE EMERGING MARKETS DEBT PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE EMERGING MARKETS DEBT PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. The following pages describe the types of securities and investment techniques the Fund's Emerging Markets Debt Portfolio (the "Portfolio") uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the Portfolio.

MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                     PAGE

FINANCIAL HIGHLIGHTS____________________3

     The Portfolio's financial highlights as of December 31, 1997.

PORTFOLIO SUMMARY_______________________4

     The Portfolio's investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIO'S INVESTMENTS_____________4

     A more detailed review of how the Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES____5

     More information about the types of investment strategies that may be used by the Portfolio and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS__________18

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND_________________18

     General information about the organization and operations of the Fund, including details about MSAM and the portfolio manager, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES_______________________22

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolio for the period presented. The audited financial highlights for the period presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                                                                        EMERGING
                                                                      MARKETS DEBT
                                                                       PORTFOLIO
                                                                      ------------
                                                                      PERIOD FROM
                                                                        JUNE 16,
                                                                        1997* TO
                                                                      DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                        1997
----------------------------------                                    ------------
NET ASSET VALUE, BEGINNING OF PERIOD................................    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.............................................       0.28
  Net Realized and Unrealized Loss..................................      (0.22)
                                                                        -------
    Total From Investment Operations................................       0.06
                                                                        -------
DISTRIBUTIONS
  Net Investment Income.............................................      (0.27)
  Net Realized Gain.................................................      (0.02)
  In Excess of Net Realized Gain....................................      (0.10)
                                                                        -------
    Total Distributions.............................................      (0.39)
                                                                        -------
NET ASSET VALUE, END OF PERIOD......................................    $  9.67
                                                                        =======
TOTAL RETURN........................................................       0.76%
                                                                        =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)...................................    $26,378
Ratio of Expenses to Average Net Assets.............................       1.35%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense..       1.30%**
Ratio of Net Investment Income to Average Net Assets................       8.10%**
Portfolio Turnover Rate.............................................        173%
----------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income........................    $  0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets....................................       2.06%**
  Net Investment Income to Average Net Assets.......................       7.39%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARY

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY: High total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

INVESTOR PROFILE: The Portfolio is designed for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation.

RISK PROFILE: Very high potential risk and reward. The Portfolio's performance is subject to high risk and will not be required to meet a minimum rating standard and may purchase securities that are not rated for creditworthiness by any internationally recognized credit rating organization. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. In addition, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, risks in connection with registration, clearing and settlement of securities transactions and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIO'S INVESTMENTS

EMERGING MARKETS DEBT PORTFOLIO

The Portfolio seeks high total return by investing primarily in Fixed Income Securities of issuers in emerging market countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers.

The Portfolio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries, Brady Bonds, Zero Coupon, Pay-In-Kind or Deferred Payment Securities, Depositary Receipts, Foreign Currency Transactions, Investment Company Securities, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, Temporary Investments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, When-Issued or Delayed Delivery Securities, Zero Coupons and Derivatives, and may engage in Loans of Portfolio Securities.

The Portfolio may also invest up to 5% of its total assets in MBSs, CMOs and in other ABSs issued by non-governmental entities, such as banks and other financial institutions. Also, the Portfolio may engage in Borrowing. For a discussion of certain considerations and risks associated with Borrowing, see "Securities and Investment Techniques" below.

The Adviser's approach is to invest the Portfolio's assets in Emerging Market Country Fixed Income Securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in Emerging Market Country Fixed Income Securities will be made primarily in some or all of the following emerging market countries:

Algeria                Argentina                      Brazil                   Bulgaria
Chile                  China (mainland                Colombia                 Costa Rica
Czech Republic          and Hong Kong)                Democratic               Dominican
Ecuador                Egypt                           Republic                 Republic
Greece                 Hungary                         of Congo                India
Indonesia              Ivory Coast                    Jamaica                  Jordan
Malaysia               Mexico                         Morocco                  Nicaragua
Nigeria                Pakistan                       Panama                   Paraguay
Peru                   Philippines                    Poland                   Russia
Slovakia               South Africa                   Thailand                 Trinidad
Tunisia                Turkey                         Uruguay                   & Tobago
Venezuela

In selecting Emerging Market Country Fixed Income Securities for investment by the Portfolio, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in Fixed Income Securities in other countries develop, the Portfolio expects to expand and further diversify the universe of emerging market countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

Interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by governments, government agencies or instrumentalities, political subdivisions or government owned, controlled or sponsored entities involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "Investment Companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in Fixed Income Securities of governments, and government-related and restructured Fixed Income Securities are subject to special risks, including the inability or unwillingness of the issuer to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such Fixed Income Securities.

The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar is not restricted and will vary depending on market conditions. Although the Portfolio is permitted to engage in investment practices to hedge against currency exchange rate risks with respect to such assets, the Portfolio may be limited in its ability to hedge against these risks.

Emerging Market Country Fixed Income Securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. These types of Fixed Income Securities (with risks similiar to High Yield Securities) are predominantly speculative and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of Fixed Income Securities of foreign issuers, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which the Fixed Income Securities of a foreign issuer is denominated.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which the Portfolio may invest and strategies the Adviser may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of the Portfolio's policies and limitations and more detailed information about the Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and the Portfolio will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolio.

The Adviser may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolio's financial reports, which will be sent to the Portfolio's shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BORROWING. The Portfolio is authorized to borrow money ("Borrowing") from banks and other entities in an amount up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than the Borrowing, and may use the proceeds of the Borrowing for investment purposes or to pay dividends. Borrowing for investment purposes creates leverage which is a speculative characteristic. The Portfolio will only engage in Borrowing when the Adviser believes that Borrowing will benefit the Portfolio after taking into account considerations such as the costs of Borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from Borrowing will magnify declines as well as increases in the Portfolio's net asset value per share and net yield. The Portfolio expects that all of its Borrowing will be made on a secured basis. The Portfolio's custodian will either segregate the assets securing the Borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the Borrowing decrease in value, the Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. The Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P") or Prime 1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by the Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolio is permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolio may invest in other Derivatives that are developed over time if their use would be consistent with the objective of the Portfolio. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). The Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Portfolio's investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolio may use Derivatives under a number of different circumstances to further its investment objective. The Portfolio may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, the Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. The Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by the Portfolio for hedging purposes and under other circumstances in which the Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolio will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by the Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolio may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolio may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolio may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolio may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolio may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolio will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolio may utilize futures contracts, forward contracts and related options are described below.

The Portfolio may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolio may also purchase and sell foreign currency futures to hedge its holdings and commitments against changes in the level of future currency rates or to adjust its exposure to a particular currency.

The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolio may engage in such transactions to hedge its holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolio may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolio may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by the Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that the Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), the Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions (Options). The Portfolio may seek to increase its returns or may hedge its portfolio investments through options transactions with respect to individual securities, indices or baskets in which the Portfolio may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

The Portfolio may purchase put and call options. Purchasing a put option gives the Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives the Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

The Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. If the Portfolio writes an option, it will receive a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, the Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, the Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolio may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolio's use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolio, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. The Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. The Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. If the Portfolio enters into a swap transaction, it will bear the risk of default, i.e. nonpayment, by the other party. The guidelines under which the Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, the Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, the Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, the Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, the Portfolio's risk of loss will consist of the payments that the Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500 Stock Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolio may use structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of the Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolio's Investments" section to determine in which of the above the Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. The Portfolio invests in foreign securities and will regularly transact security purchases and sales in foreign currencies. The Portfolio may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, the Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. The Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

The Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition the Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have portfolio exposure. The Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

The Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, the Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Portfolio's obligation under the forward contract. On the date of maturity, the Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When the Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

When the Portfolio engages in Forwards, it will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. The Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by the Portfolio is down-graded, the Portfolio may retain the security.

The following table provides a summary of ratings assigned to all debt holdings of the Emerging Markets Debt Portfolio, which has more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate the Portfolio's current or future debt holdings.

                        EMERGING MARKETS DEBT PORTFOLIO+

QUALITY
  AAA-Baa3    0.00%
  Ba1        10.91%
  Ba2        25.09%
  Ba3        12.68%
  B1         21.04%
  B2         14.15%
  B3          4.04%
  Cash        5.70%
  Not Rated   6.37%
   Ba2        1.51%*
   Ba3        1.03%*
   B1         0.83%*
   B2         2.53%*
   B3         0.47%*
TOTAL       100.00%**

-------
+ Ratings by Moody's
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
** The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits the Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent the Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. The Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. The Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolio will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by the Adviser. The Portfolio may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If the Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. The Portfolio may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. The Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in Money Market Instruments, although the Portfolio intends to stay invested in securities satisfying its primary investment objective to the extent practical. The Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. The Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by the Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by the Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolio may invest up to 25% of its total assets in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of the Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to the Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which the Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by the Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit the Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolio may pool its daily uninvested cash balances with other of the Fund's Portfolios in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolio will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. The Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on the Portfolio's percentage share in the total Repurchase Agreement. The Portfolio's ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.


SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which the Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting the Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolio intends to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of the Portfolio discussed under "Portfolio Summary" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, the Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of the Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolio held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolio will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER. MSAM serves as the Adviser for the Portfolio. It provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's

Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGER. The following individual has primary responsibility for the Portfolio.

Paul Ghaffari. Paul Ghaffari is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining MSAM, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of the Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of the Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM also provides the Portfolio with administrative services pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund with dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Fund pays MSAM a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio.

MSAM has entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM supervises and monitors such administrative services provided by Chase Global. The services provided under the Administration Agreement and the Sub-Administration Agreement are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement and the Sub-Administration Agreement as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM out of its administration fee. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreement or the Sub-Administration Agreement, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Adviser or its service providers may be performed by insurance companies that purchase shares of the Portfolio. The Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for the Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolio. Chase is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of the Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolio pays fees and other costs related to its daily operations. Expenses paid out of the Portfolio's assets are reflected in its share price. The Portfolio pays a management fee to the Adviser for managing its investments and business affairs. The Adviser pays fees to affiliates who provide assistance with these services. The Portfolio also pays other expenses, which are explained below. The Adviser may, from time to time, reduce its fees or reimburse the Portfolio for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease the Portfolio's expenses and boost its performance.

MANAGEMENT FEE

MSAM is entitled to receive from the Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as follows: 0.80% for the first $500 million, 0.75% for the next $500 million, and 0.70% of net assets in excess of $1 billion.

However, MSAM, with respect to the Portfolio, has voluntarily waived receipt of its management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.30% of average daily net assets. These fee waivers and reimbursements are voluntary and may be terminated by MSAM at any time without notice.


OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrator, the Portfolio pays all expenses not assumed by MSAM. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolio, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

Since shares of the Portfolio are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolio, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolio, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, the Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by the Portfolio in anticipation of a rise or decline in interest rate or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the period ended December 31, 1997, the portfolio turnover rate for the Portfolio was 173%. Higher portfolio turnover rates for the Portfolio can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its respective objectives and policies.

PERFORMANCE OF THE PORTFOLIO

The Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolio include the Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolio may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of the Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Portfolio's performance to that of other mutual funds.

PERFORMANCE OF MSAM

MSAM manages the Emerging Markets Debt Portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF"), which served as the model for the Portfolio. The Emerging Markets Debt Portfolio of MSIF has substantially the same investment objective, policies and strategies as the Portfolio. In addition, MSAM intends the Portfolio of the Fund and the Emerging Markets Debt Portfolio of MSIF to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics.

Past investment performance of the Class A Shares of the Emerging Markets Debt Portfolio of MSIF, as shown in the table below, may be relevant to your consideration of the Portfolio. The investment performance of the Emerging Markets Debt Portfolio of MSIF is not necessarily indicative of future performance of the Portfolio. Also, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the Emerging Markets Debt Portfolio of MSIF. The investment performance of the Class A Shares of the Emerging Markets Debt Portfolio of MSIF is provided merely to indicate the experience of MSAM in managing a similar portfolio.

                                   Total Return Total Return Average Annual Average Annual
                                     One Year   Three Years   Total Return   Total Return
                         Inception    Ended        Ended      Three Years       Since
Fund Name                  Date      12/31/97     12/31/97   Ended 12/31/97   Inception
---------                --------- ------------ ------------ -------------- --------------
MSIF:
Emerging Markets Debt...  2/1/94      18.29%      126.72%        31.37%         18.77%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, Nationwide Life Insurance Company owned more than 25% of the outstanding voting securities of the Emerging Markets Debt Portfolio, pursuant to variable annuity contracts and variable life insurance policies it has issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolio in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote shares of the Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolio.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends the Portfolio to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of the Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolio will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolio is open for business each day the New York Stock Exchange ("NYSE") is open. The Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

The Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

Certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of the Portfolio may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

The Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

The Portfolio reserves the right to suspend the offering of shares for a period of time. The Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of the Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolio each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of the Portfolio the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to the Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to the Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by the Portfolio but in no event later than seven days following receipt of instructions. The Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES FOUR PORTFOLIOS MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"). THE FUND ALSO OFFERS FOURTEEN OTHER PORTFOLIOS MANAGED BY EITHER MSAM OR MILLER ANDERSON & SHERRERD, LLP ("MAS"), AN AFFILIATE OF MSAM.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

Emerging Markets Debt                                  International Magnum
Global Equity                                          Emerging Markets Equity

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE EMERGING MARKETS DEBT PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the four separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

Emerging Markets Debt                                 International Magnum
Global Equity                                         Emerging Markets
                                                       Equity


MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                         PAGE
                                                                           ----

FINANCIAL HIGHLIGHTS                                                         3
--------------------
     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                                                          4
-------------------
     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                  5
---------------------------
     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                         8
------------------------------------
     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                               22
-----------------------------
     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                      22
----------------------
     General information about the organization and operations of the Fund, including details about MSAM and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                            27
----------------
     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                               EMERGING       GLOBAL      INTERNATIONAL
                             MARKETS DEBT     EQUITY         MAGNUM       EMERGING MARKETS EQUITY
                              PORTFOLIO     PORTFOLIO       PORTFOLIO            PORTFOLIO
                             ------------  ------------   -------------  -------------------------
                             PERIOD FROM   PERIOD FROM     PERIOD FROM                PERIOD FROM
                               JUNE 16,     JANUARY 2,     JANUARY 2,                  OCTOBER 1,
                               1997* TO      1997* TO       1997* TO      YEAR ENDED    1996* TO
SELECTED PER SHARE DATA AND  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,
RATIOS                           1997          1997           1997           1997         1996
---------------------------  ------------  ------------   -------------  ------------ ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................    $ 10.00       $ 10.00         $ 10.00       $  9.78      $ 10.00
                               -------       -------         -------       -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income....       0.28          0.08            0.13          0.04         0.01
  Net Realized and
   Unrealized Gain (Loss)..      (0.22)         1.92            0.59            --        (0.21)
                               -------       -------         -------       -------      -------
    Total From Investment
     Operations............       0.06          2.00            0.72          0.04        (0.20)
                               -------       -------         -------       -------      -------
DISTRIBUTIONS
  Net Investment Income....      (0.27)        (0.08)          (0.32)        (0.07)      (0.02)
  Net Realized Gain........      (0.02)        (0.18)          (0.02)        (0.02)          --
  In Excess of Net Realized
   Gain....................      (0.10)           --              --         (0.28)          --
                               -------       -------         -------       -------      -------
    Total Distributions....      (0.39)        (0.26)          (0.34)        (0.37)       (0.02)
                               -------       -------         -------       -------      -------
NET ASSET VALUE, END OF
 PERIOD....................    $  9.67       $ 11.74         $ 10.38       $  9.45      $  9.78
                               =======       =======         =======       =======      =======
TOTAL RETURN...............       0.76%        20.04%           7.31%         0.52%       (2.03)%
                               =======       =======         =======       =======      =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (000's)...................    $26,378       $14,707         $18,855       $34,098      $11,789
Ratio of Expenses to
 Average Net Assets........       1.35%**       1.15%**         1.16%**       1.80%        1.79%**
Ratio of Expenses to
 Average Net Assets
 Excluding Interest
 Expense...................       1.30%**         --            1.15%**         --           --
Ratio of Expenses to
 Average Net Assets
 Excluding Interest Expense
 and Foreign Tax Expense...         --            --              --          1.75%        1.75%**
Ratio of Net Investment
 Income to Average Net
 Assets....................       8.10%**       1.24%**         1.43%**       0.47%        0.32%**
Portfolio Turnover Rate....        173%           20%             41%           87%           9%
Average Commission Rate
  Per Share................         --       $0.0350         $0.0181       $0.0018      $0.0013
  As a Percentage of Trade
   Amount..................         --          0.25%           0.20%         0.40%        0.45%
---------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the
 Period:
  Per Share Benefit to Net
   Investment Income.......    $  0.02       $  0.09         $  0.15       $  0.17      $  0.08
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets..................       2.06%**       2.43%**         2.78%**       4.12%        6.17%**
  Net Investment Income
   (Loss) to Average Net
   Assets..................       7.39%**      (0.04)%**       (0.19)%**     (1.84)%      (4.06)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES
-------------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY: High total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

INVESTOR PROFILE: The Portfolio is designed for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation.

RISK PROFILE: Very high potential risk and reward. The Portfolio's performance is subject to high risk and will not be required to meet a minimum rating standard and may purchase securities that are not rated for creditworthiness by any internationally recognized credit rating organization. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. In addition, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, risks in connection with registration, clearing and settlement of securities transactions and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined herein).

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the International Magnum, Emerging Markets Equity and Emerging Markets Debt Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

EMERGING MARKETS DEBT PORTFOLIO

The Portfolio seeks high total return by investing primarily in Fixed Income Securities of issuers in emerging market countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers.

The Portfolio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries, Brady Bonds, Zero Coupon, Pay-In-Kind or Deferred Payment Securities, Depositary Receipts, Foreign Currency Transactions, Investment Company Securities, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, Temporary Investments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, When-Issued or Delayed Delivery Securities, Zero Coupons and Derivatives, and may engage in Loans of Portfolio Securities.

The Portfolio may also invest up to 5% of its total assets in MBSs, CMOs and in other ABSs issued by non-governmental entities, such as banks and other financial institutions. Also, the Portfolio may engage in Borrowing. For a discussion of certain considerations and risks associated with Borrowing, see "Securities and Investment Techniques" below.

The Adviser's approach is to invest the Portfolio's assets in Emerging Market Country Fixed Income Securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in Emerging Market Country Fixed Income Securities will be made primarily in some or all of the following emerging market countries:

Algeria             Argentina                         Brazil                         Bulgaria
Chile               China (mainland                   Colombia                       Costa Rica
                     and Hong Kong)
Czech                                                 Democratic                     Dominican
 Republic           Ecuador                            Republic                       Republic
Egypt               Greece                             of Congo                      Hungary
India               Indonesia                         Ivory Coast                    Jamaica
Jordan              Malaysia                          Mexico                         Morocco
Nicaragua           Nigeria                           Pakistan                       Panama
Paraguay            Peru                              Philippines                    Poland
Russia              Slovakia                          South Africa                   Thailand
Trinidad            Tunisia                           Turkey                         Uruguay
 & Tobago           Venezuela

In selecting Emerging Market Country Fixed Income Securities for investment by the Portfolio, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in Fixed Income Securities in other countries develop, the Portfolio expects to expand and further diversify the universe of emerging market countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

Interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by governments, government agencies or instrumentalities, political subdivisions or government owned, controlled or sponsored entities involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "Investment Companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in Fixed Income Securities of governments, and government-related and restructured Fixed Income Securities are subject to special risks, including the inability or unwillingness of the issuer to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such Fixed Income Securities.

The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar is not restricted and will vary depending on market conditions. Although the Portfolio is permitted to engage in investment practices to hedge against currency exchange rate risks with respect to such assets, the Portfolio may be limited in its ability to hedge against these risks.

Emerging Market Country Fixed Income Securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. These types of Fixed Income Securities (with risks similiar to High Yield Securities) are predominantly speculative and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of Fixed Income Securities of foreign issuers, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which the Fixed Income Securities of a foreign issuer is denominated.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Foreign Currency Transactions, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities and Private Placements, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries subjects the Portfolio to additional risk, see "Securities and Investment Techniques" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase

Common Stocks and other Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest primarily are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country" and collectively the "EAFE countries"). The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on a stock exchange in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not listed on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) Fixed Income Securities, Foreign Currency Transactions, Investment Company Securities, Temporary Investments, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Funds with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, money market funds and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed Income Securities that are not Investment Grade Securities. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in

"Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina              Botswana                          Brazil                      Bulgaria
Chile                  China (mainland                   Colombia                    Egypt
Ghana                   and Hong Kong)                   Greece                      Hungary
India                  Indonesia                         Israel                      Jamaica
Jordan                 Kenya                             Malaysia                    Mexico
Morocco                Nigeria                           Pakistan                    Peru
Philippines            Poland                            Russia                      Singapore
South Africa           South Korea                       Sri Lanka                   Taiwan
Thailand               Turkey                            Venezuela                   Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies the Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Adviser may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.


INSTRUMENTS AND INVESTMENTS

ABSs. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRs. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BORROWING: The Emerging Markets Debt Portfolio is authorized to borrow money ("Borrowing") from banks and other entities in an amount up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than the Borrowing, and may use the proceeds of the Borrowing for investment purposes or to pay dividends. Borrowing for investment purposes creates leverage which is a speculative characteristic. The Portfolio will only borrow when the Adviser believes that Borrowing will benefit the Portfolio after taking into account considerations such as the costs of Borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from Borrowing will magnify declines as well as increases in the Portfolio's net asset value per share and net yield. The Portfolio expects that all of its Borrowing will be made on a secured basis. The Portfolio's custodian will either segregate the assets securing the Borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the Borrowing decrease in value, the Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P") or Prime 1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOs. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each of the Portfolios will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions (Options). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500 Stock Index ("S&P 500") . In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following table provides a summary of ratings assigned to all debt holdings of the Emerging Markets Debt Portfolio, the only portfolio with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate a Portfolio's current or future debt holdings.

                        EMERGING MARKETS DEBT PORTFOLIO+

QUALITY
  AAA-Baa3      0.00%
  Ba1          10.91%
  Ba2          25.09%
  Ba3          12.68%
  B1           21.04%
  B2           14.15%
  B3            4.04%
  Cash          5.70%
  Not Rated     6.37%
   Ba2         1.51%*
   Ba3         1.03%*
   B1          0.83%*
   B2          2.53%*
   B3          0.47%*
TOTAL       100.00%**

-------
 + Ratings by Moody's
 * The Adviser believes that these non-rated securities are equivalent to the rating indicated.
** The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSs. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the

Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The International Magnum, Emerging Markets Equity and Emerging Markets Debt Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Emerging Markets Debt, International Magnum and Emerging Markets Equity Portfolios may each invest up to 25% of their total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. Each Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

The Global Equity Portfolio is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, the Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER. MSAM provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

  In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

EMERGING MARKETS DEBT PORTFOLIO -- Paul Ghaffari. Paul Ghaffari is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining MSAM, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since its inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Managing Director of Morgan Stanley and MSAM, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Prior to joining MSAM, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since its inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich, a Managing Director of Morgan Stanley and MSAM, joined MSAM in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM also provides the Portfolios with administrative services pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund with dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Fund pays MSAM a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that it administers.

MSAM has entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM supervises and monitors such administrative services provided by Chase Global. The services provided under the Administration Agreement and the Sub-Administration Agreement are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement and the Sub-Administration Agreement as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM out of its administration fee. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreement or the Sub-Administration Agreement, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Adviser or its service providers may be performed by insurance companies that purchase shares of the Portfolios. The Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to the Adviser for managing its investments and business affairs. The Adviser pays fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Adviser may, from time to time, reduce its fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser is entitled to receive from each Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

                    Emerging                      Emerging
                    Markets  Global International Markets
  Assets              Debt   Equity    Magnum      Equity
----------------------------------------------------------
  First $500 mil-
   lion              0.80%    0.80%     0.80%      1.25%
----------------------------------------------------------
  From $500 mil-
   lion to $1 bil-
   lion              0.75%    0.75%     0.75%      1.20%
----------------------------------------------------------
  More than $1
   billion           0.70%    0.70%     0.70%      1.15%

However, the Adviser, with respect to certain Portfolios, has voluntarily waived receipt of its management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Global Equity..........................................           1.15%
International Magnum...................................           1.15%
Emerging Markets Debt..................................           1.30%
Emerging Markets Equity................................           1.75%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrator, each Portfolio pays all expenses not assumed by MSAM. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the period ended December 31, 1997, the Portfolio turnover rate for the Emerging Markets Debt Portfolio was 173%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds. PERFORMANCE OF INVESTMENT ADVISER

The Adviser manages portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF"), which served as the models for the Portfolios of the Fund. The portfolios of MSIF have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Adviser intends the Portfolios of the Fund and the corresponding portfolios of MSIF to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF from which the Portfolio is cloned.

                               Corresponding MSIF
     Fund Portfolio                 portfolio
     --------------           ---------------------
     Emerging Markets Debt    Emerging Markets Debt
     Global Equity                Global Equity
     International Magnum     International Magnum
     Emerging Markets Equity    Emerging Markets

Past investment performance of the Class A Shares of the MSIF portfolios, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF. The investment performance of the Class A Shares of the MSIF portfolios is provided merely to indicate the experience of the Adviser in managing similar portfolios.

                                                                                  Average      Average      Average
                                                                                   Annual       Annual       Annual
                            Total Return Total Return Total Return Total Return Total Return Total Return Total Return
                              One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years
                  Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended
Fund Name           Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97
---------         --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Emerging Markets
 Debt...........   2/1/94      18.29%      126.72%         NA           NA         31.37%         NA           NA
Global Equity...   7/15/92     23.75%       80.38%      178.25%         NA         21.73%       22.71%         NA
International
 Magnum.........   3/15/96      6.58%           NA         NA           NA             NA         NA           NA
Emerging
 Markets........   9/25/92    (1.03)%      (3.09)%       62.71%         NA        (1.04)%       10.23%         NA
                    Average
                     Annual
                  Total Return
                     Since
Fund Name          Inception
---------         ------------
MSIF:
Emerging Markets
 Debt...........     18.77%
Global Equity...     20.03%
International
 Magnum.........      8.28%
Emerging
 Markets........     10.13%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the Global Equity Portfolio. Also, as of that date, Nationwide Life Insurance owned more than 25% of the Emerging Markets Debt Portfolio, General American Life Insurance and American General Life Insurance Company each owned more than 25% of the International Magnum Portfolio, Fidelity Investments owned more than 25% of the Global Equity Portfolio and New York Life Insurance and Annuity Corporation owned more than 25% of the Emerging Markets Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.      MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES FOUR PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS FOURTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

High Yield          Emerging Markets Debt
U.S. Real Estate    Asian Equity


AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE HIGH YIELD AND EMERGING MARKETS DEBT PORTFOLIOS MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the four separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

U.S. Real Estate       Asian Equity
Emerging Markets
 Debt


MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the High Yield Portfolio.

MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                     PAGE

FINANCIAL HIGHLIGHTS____________________3

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES_____________________4

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS_____________5

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES____8

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS__________23

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND_________________23

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES_______________________29

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                                          U.S. REAL      EMERGING       ASIAN
                            HIGH YIELD      ESTATE     MARKETS DEBT     EQUITY
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                           ------------  ------------  ------------  ------------
                           PERIOD FROM   PERIOD FROM   PERIOD FROM   PERIOD FROM
                            JANUARY 2,     MARCH 3,      JUNE 16,      MARCH 3,
                             1997* TO      1997* TO      1997* TO      1997* TO
SELECTED PER SHARE DATA    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
AND RATIOS                     1997          1997          1997          1997
-----------------------    ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD..........    $ 10.00       $ 10.00       $ 10.00       $ 10.00
                             -------       -------       -------       -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...       0.63          0.17          0.28          0.01
 Net Realized and
  Unrealized Gain
  (Loss).................       0.72          1.61         (0.22)        (4.36)
                             -------       -------       -------       -------
 Total From Investment
  Operations.............       1.35          1.78          0.06         (4.35)
                             -------       -------       -------       -------
DISTRIBUTIONS
 Net Investment Income...      (0.63)        (0.17)        (0.27)        (0.01)
 Net Realized Gain.......      (0.13)        (0.20)        (0.02)           --
 In Excess of Net Real-
  ized Gain..............         --            --         (0.10)           --
                             -------       -------       -------       -------
 Total Distributions.....      (0.76)        (0.37)        (0.39)        (0.01)
                             -------       -------       -------       -------
NET ASSET VALUE, END OF
 PERIOD..................    $ 10.59       $ 11.41       $  9.67       $  5.64
                             =======       =======       =======       =======
TOTAL RETURN.............      13.53%        17.99%         0.76%       (43.52)%
                             =======       =======       =======       =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (000's).................    $12,490       $13,055       $26,378       $12,571
Ratio of Expenses to
 Average Net Assets......       0.81%**       1.10%**       1.35%**       1.35%**
Ratio of Expenses to
 Average Net Assets
 Excluding Interest
 Expense.................       0.80%**         --          1.30%**         --
Ratio of Expenses to
 Average Net Assets
 Excluding Interest
 Expense
 and Foreign Tax
 Expense.................         --            --            --          1.20%**
Ratio of Net Investment
 Income to Average Net
 Assets..................       7.41%**       3.14%**       8.10%**       0.32%**
Portfolio Turnover Rate..         78%          114%          173%          130%
Average Commission Rate
 Per Share...............         --       $0.0542            --       $0.0134
 As a Percentage of Trade
  Amount.................         --            --            --          0.50%
----------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to Net
  Investment Income......    $  0.08       $  0.07       $  0.02       $  0.07
Ratios Before Expense
 Limitation:
 Expenses to Average Net
  Assets.................       1.68%**       2.32%**       2.06%**       3.10%**
 Net Investment Income
  (Loss) to Average Net
  Assets.................       6.53%**       1.92%**       7.39%**      (1.43)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY: High total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

INVESTOR PROFILE: The Portfolio is designed for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation.

RISK PROFILE: Very high potential risk and reward. The Portfolio's performance is subject to high risk and will not be required to meet a minimum rating standard and may purchase securities that are not rated for creditworthiness by any internationally recognized credit rating organization. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. In addition, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, risks in connection with registration, clearing and settlement of securities transactions and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

ASIAN EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest primarily in Equity Securities that are traded on recognized stock exchanges of countries in Asia and in Equity Securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets of Asian countries other than Japan.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in Equity Securities, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. Because the Portfolio invests in a small group of geographically and economically related countries, its performance is expected to be more volatile than more geographically diversified investment portfolios.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the U.S. Real Estate and Emerging Markets Debt Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, SMBSs, CMOs, Derivatives, and may engage in Loans of Portfolio Securities. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others: REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. Risks relating to investments in securities of issuers primarily engaged in the real estate industry are similar to those of direct investments in real estate and include fluctuations in real estate values, changes in zoning laws, increases in property taxes, environmental risks, and increases in interest rates. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolio's investments.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Ratings Group ("S&P") 500 Stock Index (" S&P 500"). A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. The Portfolio will invest primarily in Equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. The Portfolio may also invest in Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. Risks associated with investments in REITs include changes in the values of their underlying properties and defaults by borrowers or tenants. In addition, some REITs are not diversified and their value may be affected by events related to a small number of properties.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets that are Investment Grade Securities, high-quality Money Market Instruments such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

EMERGING MARKETS DEBT PORTFOLIO

The Portfolio seeks high total return by investing primarily in Fixed Income Securities of issuers in emerging market countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers.

The Portfolio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries, Brady Bonds, Zero Coupon, Pay-In-Kind or Deferred Payment Securities, Depositary Receipts, Foreign Currency Transactions, Investment Company Securities, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, Temporary Investments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, When-Issued or Delayed Delivery Securities, Zero Coupons and Derivatives, and may engage in Loans of Portfolio Securities.

The Portfolio may also invest up to 5% of its total assets in MBSs, CMOs and in other ABSs issued by non-governmental entities, such as banks and other financial institutions. Also, the Portfolio may engage in Borrowing. For a discussion of certain considerations and risks associated with Borrowing, see "Securities and Investment Techniques" below.

The Adviser's approach is to invest the Portfolio's assets in Emerging Market Country Fixed Income Securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in Emerging Market Country Fixed Income Securities will be made primarily in some or all of the following emerging market countries:

Algeria             Argentina                         Brazil                         Bulgaria
Chile               China (mainland                   Colombia                       Costa Rica
Czech                and Hong Kong)                   Democratic                     Dominican
 Republic           Ecuador                            Republic                       Republic
Egypt               Greece                             of Congo                      Hungary
India               Indonesia                         Ivory Coast                    Jamaica
Jordan              Malaysia                          Mexico                         Morocco
Nicaragua           Nigeria                           Pakistan                       Panama
Paraguay            Peru                              Philippines                    Poland
Russia              Slovakia                          South Africa                   Thailand
Trinidad            Tunisia                           Uruguay                        Venezuela
& Tobago



In selecting Emerging Market Country Fixed Income Securities for investment by the Portfolio, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in Fixed Income Securities in other countries develop, the Portfolio expects to expand and further diversify the universe of emerging market countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

Interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by governments, government agencies or instrumentalities, political subdivisions or government owned, controlled or sponsored entities involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "Investment Companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in Fixed Income Securities of governments, and government-related and restructured Fixed Income Securities are subject to special risks, including the inability or unwillingness of the issuer to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such Fixed Income Securities.

The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar is not restricted and will vary depending on market conditions. Although the Portfolio is permitted to engage in investment practices to hedge against currency exchange rate risks with respect to such assets, the Portfolio may be limited in its ability to hedge against these risks.

Emerging Market Country Fixed Income Securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. These types of Fixed Income Securities (with risks similar to High Yield Securities) are predominantly speculative and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of Fixed Income Securities of foreign issuers, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which the Fixed Income Securities of a foreign issuer is denominated.

ASIAN EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities that are traded on recognized stock exchanges of the countries in Asia described below and such Equity Securities of companies organized under the laws of any such Asian country whose business is conducted principally in Asia. Although the Portfolio intends to invest primarily in Equity Securities listed on stock exchanges, it will also invest in Equity Securities traded in over-the-counter markets. Securities traded in over-the-counter markets pose liquidity risks. The production of any current income is incidental to the Portfolio's objective.

The Portfolio does not intend to invest in Asian Equity Securities that are principally traded in markets in Japan or in companies organized under the laws of Japan. The Asian countries to be represented in the Portfolio, which include the following countries, have the more established markets in the region: China (Hong Kong), Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Portfolio may also invest in Common Stocks traded in markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to Foreign Investment. Under normal circumstances, the Portfolio will invest at least 65% of the total assets of the Portfolio in such Asian Equity Securities.

The Portfolio may also invest in Fixed Income Securities, bills and bonds of governmental entities in Asia and the United States, notes, debentures and bonds of companies in Asia, U.S. Money Market Instruments, Foreign Currency Transactions, Investment Funds, Investment Company Securities, Non-Publicly Traded Securities, Private Placements and Restricted Securities, Repurchase Agreements, When-Issued or Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. Although the Portfolio will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. Pending investment or settlement, and for liquidity purposes, the Portfolio may invest in domestic, Eurodollar and foreign short-term Money Market Instruments. The Portfolio may also purchase such instruments to temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the

Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

There is no requirement that the Fund, at any given time, invest in any or all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the various Asian countries. Allocation of investments will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies of such countries. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

The Portfolio's investments will include Emerging Market Country Securities. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Securities and Investment Techniques--Emerging Market Country Securities."

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the High Yield Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. The Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, the Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs") see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BORROWING: The Emerging Markets Debt Portfolio is authorized to borrow money ("Borrowing") from banks and other entities in an amount up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than the Borrowing, and may use the proceeds of the Borrowing for investment purposes or to pay dividends. Borrowing for investment purposes creates leverage which is a speculative characteristic. The Portfolio will only Borrow when the Adviser believes that Borrowing will benefit the Portfolio after taking into account considerations such as the costs of Borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from Borrowing will magnify declines as well as increases in the Portfolio's net asset value per share and net yield. The Portfolio expects that all of its Borrowing will be made on a secured basis. The Portfolio's custodian will either segregate the assets securing the Borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the Borrowing decrease in value, the Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each of the U.S. Real Estate, Emerging Markets Debt, and Asian Equity Portfolios will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The High Yield Portfolio will not enter into futures to the extent that the Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity

Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following tables provide a summary of ratings assigned to all debt holdings of those Portfolios with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate a Portfolio's current or future debt holdings.

                             HIGH YIELD PORTFOLIO+

QUALITY
  AAA          23.22%
  AA            0.00%
  A             0.00%
  BBB           4.31%
  BB           50.36%
  B            19.44%
  CCC           0.17%
  Not Rated     2.49%
   B           2.49%*
TOTAL       100.00%**

-------
+Ratings by S&P
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
**The figures provided do not total to exactly 100% due to rounding.

                        EMERGING MARKETS DEBT PORTFOLIO+

QUALITY
  AAA-Baa3      0.00%
  Ba1          10.91%
  Ba2          25.09%
  Ba3          12.68%
  B1           21.04%
  B2           14.15%
  B3            4.04%
  Cash          5.70%
  Not Rated     6.37%
   Ba2         1.51%*
   Ba3         1.03%*
   B1          0.83%*
   B2          2.53%*
   B3          0.47%*
TOTAL       100.00%**

-------
+Ratings by Moody's
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
**The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a

Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. In addition, the High Yield Portfolio may lend its portfolio securities to certain institutional investors. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The U.S. Real Estate and Emerging Markets Debt Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The U.S. Real Estate Portfolio may invest up to 15% of its total assets and the Emerging Markets Debt and Asian Equity Portfolios may each invest up to 25% of their total assets in Rule 144A Securities that are deemed to be liquid. The High Yield Portfolio may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The U.S. Real Estate, Emerging Markets Debt and Asian Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the U.S. Real Estate and Emerging Markets Debt Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Emerging Markets Debt, U.S. Real Estate and Asian Equity Portfolios. MAS serves as the Adviser for the High Yield Portfolio. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses-- securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

HIGH YIELD PORTFOLIO -- Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Robert Angevine, a Principal of Morgan Stanley and the Portfolio Manager for high yield investments, joined Morgan Stanley in October 1988. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Messrs. Esser, Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since its inception.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley and MSAM, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley and MSAM, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS DEBT PORTFOLIO -- Paul Ghaffari. Paul Ghaffari is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining MSAM, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since its inception.

ASIAN EQUITY PORTFOLIO -- Vinod Sethi. Vinod Sethi joined MSAM in 1989 and since then, has been actively involved in MSAM's emerging market group. Mr. Sethi is a Managing Director of Morgan Stanley and MSAM and is MSAM's Chief Investment Officer for the Asian region. He received his undergraduate degree in Chemical Engineering from I.I.T. (Bombay) and his M.B.A. from New York University School of Business. Mr. Sethi has had primary responsibility for managing the Portfolio's assets since April 1998.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

                              U.S. Real   Emerging   Asian
  Assets           High Yield  Estate   Markets Debt Equity
-----------------------------------------------------------
  First $500
   million           0.50%      0.80%      0.80%     0.80%
-----------------------------------------------------------
  From $500
   million to
   $1 billion        0.45%      0.75%      0.75%     0.75%
-----------------------------------------------------------
  More than
   $1 billion        0.40%      0.70%      0.70%     0.70%

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
High Yield.............................................           0.80%
U.S. Real Estate.......................................           1.10%
Asian Equity...........................................           1.20%
Emerging Markets Debt..................................           1.30%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the periods ended December 31, 1997, the Portfolio turnover rates for the U.S. Real Estate, Emerging Markets Debt and Asian Equity Portfolios were 114%, 173% and 130%, respectively. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds. PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                                  Corresponding
                             Corresponding MSIF     MAS Funds
     Fund Portfolio               portfolio         portfolio
     --------------         --------------------- -------------
     High Yield                                    High Yield
     U.S. Real Estate         U.S. Real Estate
     Emerging Markets Debt  Emerging Markets Debt
     Asian Equity               Asian Equity

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                            Average      Average
                                                                             Annual       Annual      Average
                                   Total Return Total Return Total Return Total Return Total Return    Annual
                                     One Year   Three Years   Five Years  Three Years   Five Years  Total Return
                         Inception    Ended        Ended        Ended        Ended        Ended        Since
Fund Name                  Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------                --------- ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
U.S. Real Estate........  2/24/95      27.62%        NA           NA           NA           NA         30.92%
Emerging Markets Debt...  2/1/94       18.29%      126.72%        NA          31.37%        NA         18.77%
Asian Equity............  7/1/91     (48.29)%     (42.81)%     (0.96)%      (16.99)%     (0.19)%        4.16%
MAS FUNDS:
High Yield..............  2/28/89      15.98%       65.72%      91.86%        18.34%      13.92%       12.14%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the U.S. Real Estate, High Yield and Asian Equity Portfolios. Also, as of that date, Nationwide Life Insurance owned more than 25% of the Emerging Markets Debt Portfolio and Integrity Life Insurance Company owned more than 25% of the Asian Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the

Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the U.S. Real Estate, Emerging Markets Debt and Asian Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The High Yield Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolio is open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.       MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES THREE PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND ALSO OFFERS FIFTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS. THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464 EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

Fixed Income    International Magnum
High Yield

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE HIGH YIELD PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the three separate investment portfolios (each, a "Portfolio"), described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the International Magnum Portfolio. MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the Fixed Income and High Yield Portfolios. MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE
                                       PAGE

FINANCIAL HIGHLIGHTS____________________3

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES_____________________4

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS_____________4

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES____6

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS__________21

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND_________________21

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES_______________________27

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolios for the period presented. The audited financial highlights for the period presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                                                                     INTERNATIONAL
                             FIXED INCOME         HIGH YIELD            MAGNUM
                               PORTFOLIO           PORTFOLIO           PORTFOLIO
                          ------------------- ------------------- -------------------
                              PERIOD FROM         PERIOD FROM         PERIOD FROM
SELECTED PER SHARE DATA   JANUARY 2, 1997* TO JANUARY 2, 1997* TO JANUARY 2, 1997* TO
AND RATIOS                 DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
-----------------------   ------------------- ------------------- -------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........        $ 10.00             $ 10.00             $ 10.00
                                -------             -------             -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..           0.46                0.63                0.13
 Net Realized and
  Unrealized Gain.......           0.53                0.72                0.59
                                -------             -------             -------
 Total From Investment
  Operations............           0.99                1.35                0.72
                                -------             -------             -------
DISTRIBUTIONS
 Net Investment Income..          (0.45)              (0.63)              (0.32)
 Net Realized Gain......          (0.13)              (0.13)              (0.02)
                                -------             -------             -------
 Total Distributions....          (0.58)              (0.76)              (0.34)
                                -------             -------             -------
NET ASSET VALUE, END OF
 PERIOD.................        $ 10.41             $ 10.59             $ 10.38
                                =======             =======             =======
TOTAL RETURN............           9.93%              13.53%               7.31%
                                =======             =======             =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000's).........        $12,760             $12,490             $18,855
Ratio of Expenses to
 Average Net Assets.....           0.70%**             0.81%**             1.16%**
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense................             --                0.80%**             1.15%**
Ratio of Net Investment
 Income to Average Net
 Assets.................           5.66%**             7.41%**             1.43%**
Portfolio Turnover
 Rate...................            185%                 78%                 41%
Average Commission Rate
 Per Share..............             --                  --             $0.0181
 As a Percentage of
  Trade Amount..........             --                  --                0.20%
-------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to
  Net Investment
  Income................        $  0.08             $  0.08             $  0.15
Ratios Before Expense
 Limitation:
 Expenses to Average Net
  Assets................           1.71%**             1.68%**             2.78%**
 Net Investment Income
  (Loss) to Average Net
  Assets................           4.65%**             6.53%**            (0.19)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, MBSs, Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined herein).

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the International Magnum Portfolio is a non-diversified portfolio and is permitted greater flexibility to invest its assets in the obligations of a single issuer, it is exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). The Portfolio may invest up to 50% of its assets in MBSs. The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities, CMOs, Derivatives, Foreign Currency Transactions, and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, SMBSs, CMOs, Derivatives, and may engage in Loans of Portfolio Securities. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase Common Stocks and other Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest primarily are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country" and collectively the "EAFE countries"). The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on a stock exchange in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not listed on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) Fixed Income Securities, Foreign Currency Transactions, Investment Company Securities, Temporary Investments, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Funds with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, money market funds and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed Income Securities that are not Investment Grade Securities. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the Fixed Income and High Yield Portfolios' assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. The Portfolios will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolios' primary emphasis will be in MBSs issued by the various Government-related organizations. However, the Portfolios may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). The International Magnum Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Fixed Income and High Yield Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500 Stock Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended ("1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A

Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following table provides a summary of ratings assigned to all debt holdings of the High Yield Portfolio, the only Portfolio with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate the Portfolio's current or future debt holdings.

                             HIGH YIELD PORTFOLIO+

QUALITY
  AAA        23.22%
  AA          0.00%
  A           0.00%
  BBB         4.31%
  BB         50.36%
  B          19.44%
  CCC         0.17%
  Not Rated   2.49%
   B          2.49%*
TOTAL       100.00%**

-------
+ Ratings by S&P
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
** The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. In addition, the High Yield Portfolio may lend its portfolio securities to certain institutional investors. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the

Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The International Magnum Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The International Magnum Portfolio may invest up to 25% of its total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The International Magnum Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the International Magnum Portfolio) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the International Magnum Portfolio. MAS serves as the Adviser for the Fixed Income and High Yield Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

HIGH YIELD PORTFOLIO -- Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Robert Angevine, a Principal of Morgan Stanley and the Portfolio Manager for high yield investments, joined Morgan Stanley in October 1988. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Information about Thomas L. Bennett is included under Fixed Income Portfolio above. Messrs. Esser, Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since its inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich, a Managing Director of Morgan Stanley and MSAM, joined MSAM in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. MSTC, Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

                                                          High                International
    Assets                     Fixed Income               Yield                  Magnum
-------------------------------------------------------------------------------------------
  First $500 million              0.40%                   0.50%                   0.80%
-------------------------------------------------------------------------------------------
  From $500 million
   to $1 billion                  0.35%                   0.45%                   0.75%
-------------------------------------------------------------------------------------------
  More than $1 billion            0.30%                   0.40%                   0.70%

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Fixed Income...........................................           0.70%
High Yield.............................................           0.80%
International Magnum...................................           1.15%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the period ended December 31, 1997, the Portfolio turnover rate for the Fixed Income Portfolio was 185%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds. PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                            Corresponding MSIF  Corresponding MAS
     Fund Portfolio             portfolio        Funds portfolio
     --------------        -------------------- -----------------
     Fixed Income                                 Fixed Income
     High Yield                                    High Yield
     International Magnum  International Magnum

Past investment performance of the Class A Shares of the MSIF portfolio and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolio and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                 Average      Average      Average
                                                                                  Annual       Annual       Annual      Average
                           Total Return Total Return Total Return Total Return Total Return Total Return Total Return    Annual
                             One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years   Total Return
                 Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name          Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------        --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
International
 Magnum.........  3/15/96      6.58%         NA           NA           NA           NA           NA           NA          8.28%
MAS FUNDS:
Fixed Income.... 11/14/84      9.61%       40.07%       50.75%      157.81%       11.89%        8.56%       9.93%        10.92%
High Yield......  2/28/89     15.98%       65.72%       91.86%         NA         18.34%       13.92%         NA         12.14%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the High Yield Portfolio. Also, as of that date, General American Life Insurance owned more than 25% of the International Magnum and Fixed Income Portfolios, American General Life Insurance Company owned more than 25% of the International Magnum Portfolio, and Allmerica Financial Life Insurance & Annuity Company owned more than 25% of the Fixed Income Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. The International Magnum Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each of the Fixed Income and High Yield Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolios are open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.             MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES FOUR PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS FOURTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

Fixed Income             U.S. Real Estate
Value                    Emerging Markets Debt

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE EMERGING MARKETS DEBT PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the four separate investment portfolios (each, a "Portfolio") has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the U.S. Real Estate and Emerging Markets Debt Portfolios. MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.


Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the Fixed Income and Value Portfolios. MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                          PAGE
                                                                            ----

FINANCIAL HIGHLIGHTS                                                           3
--------------------

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                                                            4
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                    4
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                           7
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                 22
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                        22
----------------------

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                              28
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS
--------------------

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                                                                                        EMERGING
                                                                      U.S. REAL          MARKETS
                             FIXED INCOME            VALUE             ESTATE             DEBT
                               PORTFOLIO           PORTFOLIO          PORTFOLIO         PORTFOLIO
                          ------------------- ------------------- ----------------- -----------------
                                                                                       PERIOD FROM
                              PERIOD FROM         PERIOD FROM        PERIOD FROM     JUNE 16, 1997*
SELECTED PER SHARE DATA   JANUARY 2, 1997* TO JANUARY 2, 1997* TO MARCH 3, 1997* TO        TO
AND RATIOS                 DECEMBER 31, 1997   DECEMBER 31, 1997  DECEMBER 31, 1997 DECEMBER 31, 1997
-----------------------   ------------------- ------------------- ----------------- -----------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........        $ 10.00             $ 10.00            $ 10.00           $ 10.00
                                -------             -------            -------           -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..           0.46                0.10               0.17              0.28
 Net Realized and
  Unrealized Gain
  (Loss)................           0.53                1.99               1.61             (0.22)
                                -------             -------            -------           -------
 Total From Investment
  Operations............           0.99                2.09               1.78              0.06
                                -------             -------            -------           -------
DISTRIBUTIONS
 Net Investment Income..          (0.45)              (0.10)             (0.17)            (0.27)
 In Excess of Net In-
  vestment Income.......             --                0.00 +               --                --
 Net Realized Gain......          (0.13)              (0.21)             (0.20)            (0.02)
 In Excess of Net Real-
  ized Gain.............             --                0.00 +               --             (0.10)
                                -------             -------            -------           -------
 Total Distributions....          (0.58)              (0.31)             (0.37)            (0.39)
                                -------             -------            -------           -------
NET ASSET VALUE, END OF
 PERIOD.................        $ 10.41             $ 11.78            $ 11.41           $  9.67
                                =======             =======            =======           =======
TOTAL RETURN............           9.93%              20.98%             17.99%             0.76%
                                =======             =======            =======           =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000's).........        $12,760             $14,664            $13,055           $26,378
Ratio of Expenses to
 Average Net Assets.....           0.70%**             0.85%**            1.10%**           1.35%**
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense................             --                  --                 --              1.30%**
Ratio of Net Investment
 Income to Average Net
 Assets.................           5.66%**             1.70%**            3.14%**           8.10%**
Portfolio Turnover
 Rate...................            185%                 34%               114%              173%
Average Commission Rate
 Per Share..............             --             $0.0585            $0.0542                --
-----------------------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to
  Net Investment
  Income................        $  0.08             $  0.06            $  0.07           $  0.02
Ratios Before Expense
 Limitation:
 Expenses to Average Net
  Assets................           1.71%**             1.87%**            2.32%**           2.06%**
 Net Investment Income
  to Average Net
  Assets................           4.65%**             0.68%**            1.92%**           7.39%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized
 +Amount is less than $0.01 per share.

PORTFOLIO SUMMARIES
-------------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, MBSs, Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY: High total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

INVESTOR PROFILE: The Portfolio is designed for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation.

RISK PROFILE: Very high potential risk and reward. The Portfolio's performance is subject to high risk and will not be required to meet a minimum rating standard and may purchase securities that are not rated for creditworthiness by any internationally recognized credit rating organization. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. In addition, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, risks in connection with registration, clearing and settlement of securities transactions and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIOS' INVESTMENTS
---------------------------

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the U.S. Real Estate and Emerging Markets Debt Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). The Portfolio may invest up to 50% of its assets in MBSs. The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities, CMOs, Derivatives, Foreign Currency Transactions, and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the Standard & Poor's Ratings Group ("S&P") 500 Stock Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. Risks relating to investments in securities of issuers primarily engaged in the real estate industry are similar to those of direct investments in real estate and include fluctuations in real estate values, changes in zoning laws, increases in property taxes, environmental risks, and increases in interest rates. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolio's investments.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the S&P 500. A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. The Portfolio will invest primarily in Equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. The Portfolio may also invest in Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. Risks associated with investments in REITs include changes in the values of their underlying properties and defaults by borrowers or tenants. In addition, some REITs are not diversified and their value may be affected by events related to a small number of properties.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets that are Investment Grade Securities, high-quality Money Market Instruments such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

EMERGING MARKETS DEBT PORTFOLIO

The Portfolio seeks high total return by investing primarily in Fixed Income Securities of issuers in emerging market countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers.

The Portfolio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries, Brady Bonds, Zero Coupon, Pay-In-Kind or Deferred Payment Securities, Depositary Receipts, Foreign Currency Transactions, Investment Company Securities, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, Temporary Investments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, When-Issued or Delayed Delivery Securities, Zero Coupons and Derivatives, and may engage in Loans of Portfolio Securities.

The Portfolio may also invest up to 5% of its total assets in MBSs, CMOs and in other ABSs issued by non-governmental entities, such as banks and other financial institutions. Also, the Portfolio may engage in Borrowing. For a discussion of certain considerations and risks associated with Borrowing, see "Securities and Investment Techniques" below.

The Adviser's approach is to invest the Portfolio's assets in Emerging Market Country Fixed Income Securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in Emerging Market Country Fixed Income Securities will be made primarily in some or all of the following emerging market countries:

Algeria             Argentina                         Brazil                         Bulgaria
Chile               China (mainland                   Colombia                       Costa Rica
Czech               and Hong Kong)                    Democratic                     Dominican
 Republic           Ecuador                           Republic                       Republic
Egypt               Greece                            of Congo                       Hungary
India               Indonesia                         Ivory Coast                    Jamaica
Jordan              Malaysia                          Mexico                         Morocco
Nicaragua           Nigeria                           Pakistan                       Panama
Paraguay            Peru                              Philippines                    Poland
Russia              Slovakia                          South Africa                   Thailand
Trinidad            Tunisia                           Turkey                         Uruguay
 & Tobago           Venezuela

In selecting Emerging Market Country Fixed Income Securities for investment by the Portfolio, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in Fixed Income Securities in other countries develop, the Portfolio expects to expand and further diversify the universe of emerging market countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

Interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by governments, government agencies or instrumentalities, political subdivisions or government owned, controlled or sponsored entities involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "Investment Companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in Fixed Income Securities of governments, and government-related and restructured Fixed Income Securities are subject to special risks, including the inability or unwillingness of the issuer to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such Fixed Income Securities.

The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar is not restricted and will vary depending on market conditions. Although the Portfolio is permitted to engage in investment practices to hedge against currency exchange rate risks with respect to such assets, the Portfolio may be limited in its ability to hedge against these risks.

Emerging Market Country Fixed Income Securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. These types of Fixed Income Securities (with risks similiar to High Yield Securities) are predominantly speculative and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of Fixed Income Securities of foreign issuers, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which the Fixed Income Securities of a foreign issuer is denominated.

SECURITIES AND INVESTMENT TECHNIQUES
------------------------------------

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the Fixed Income Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend-paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BORROWING: The Emerging Markets Debt Portfolio is authorized to borrow money ("Borrowing") from banks and other entities in an amount up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than the Borrowing, and may use the proceeds of the Borrowing for investment purposes or to pay dividends. Borrowing for investment purposes creates leverage which is a speculative characteristic. The Portfolio will only borrow when the Adviser believes that Borrowing will benefit the Portfolio after taking into account considerations such as the costs of Borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from Borrowing will magnify declines as well as increases in the Portfolio's net asset value per share and net yield. The Portfolio expects that all of its Borrowing will be made on a secured basis. The Portfolio's custodian will either segregate the assets securing the Borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the Borrowing decrease in value, the Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P) or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each of the U.S. Real Estate and Emerging Markets Debt Portfolios will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Fixed Income and Value Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following table provides a summary of ratings assigned to all debt holdings of the Emerging Markets Debt Portfolio, the only Portfolio with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate the Portfolio's current or future debt holdings.

                        EMERGING MARKETS DEBT PORTFOLIO+

QUALITY
  AAA-Baa3      0.00%
  Ba1          10.91%
  Ba2          25.09%
  Ba3          12.68%
  B1           21.04%
  B2           14.15%
  B3            4.04%
  Cash          5.70%
  Not Rated     6.37%
   Ba2         1.51%*
   Ba3         1.03%*
   B1          0.83%*
   B2          2.53%*
   B3          0.47%*
TOTAL       100.00%**

-------
 +Ratings by Moody's
 * The Adviser believes that these non-rated securities are equivalent to the rating indicated.
**The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSs. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The U.S. Real Estate and Emerging Markets Debt Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The U.S. Real Estate Portfolio may invest up to 15% of its total assets and the Emerging Markets Debt Portfolio may invest up to 25% of its total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBSs. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The U.S. Real Estate and Emerging Markets Debt Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
-----------------------------

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the U.S. Real Estate and Emerging Markets Debt Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the U.S. Real Estate and Emerging Markets Debt Portfolios. MAS serves as the Adviser for the Fixed Income and Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses-- securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class

Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

VALUE PORTFOLIO -- Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from the University of Notre Dame. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Equity Portfolio in 1994. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since its inception. Mr. Kovich assumed responsibility with the Value Portfolio in 1997.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley and MSAM, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley and MSAM, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS DEBT PORTFOLIO -- Paul Ghaffari. Paul Ghaffari is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining MSAM, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

                                                                    U.S.              Emerging
                              Fixed                                 Real              Markets
  Assets                      Income             Value             Estate               Debt
------------------------------------------------------------
  First $500 million          0.40%              0.55%             0.80%               0.80%
------------------------------------------------------------
  From $500 million to
   $1 billion                 0.35%              0.50%             0.75%               0.75%
------------------------------------------------------------
  More than $1 billion        0.30%              0.45%             0.70%               0.70%

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Fixed Income...........................................           0.70%
Value..................................................           0.85%
U.S. Real Estate.......................................           1.10%
Emerging Markets Debt..................................           1.30%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made respectively. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the periods ended December 31, 1997, the Portfolio turnover rates for the Fixed Income, U.S. Real Estate and Emerging Markets Debt Portfolios were 185%, 114% and 173%, respectively. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds. PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                                  Corresponding
                             Corresponding MSIF     MAS Funds
     Fund Portfolio               portfolio         portfolio
     --------------         --------------------- -------------
     Fixed Income                                 Fixed Income
     Value                                            Value
     U.S. Real Estate         U.S. Real Estate
     Emerging Markets Debt  Emerging Markets Debt

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                  Average      Average      Average
                                                                                   Annual       Annual       Annual
                            Total Return Total Return Total Return Total Return Total Return Total Return Total Return
                              One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years
                  Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended
Fund Name           Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97
---------         --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
U.S. Real
 Estate.........   2/24/95     27.62%         NA           NA           NA           NA           NA           NA
Emerging Markets
 Debt...........   2/1/94      18.29%      126.72%         NA           NA         31.37%         NA           NA
MAS FUNDS:
Fixed Income....  11/14/84      9.61%       40.07%       50.75%      157.81%       11.89%        8.56%        9.93%
Value...........   11/5/84     23.38%      118.48%      158.50%      464.41%       29.76%       20.92%       18.89%
                    Average
                     Annual
                  Total Return
                     Since
Fund Name          Inception
---------         ------------
MSIF:
U.S. Real
 Estate.........     30.92%
Emerging Markets
 Debt...........     18.77%
MAS FUNDS:
Fixed Income....     10.92%
Value...........     18.01%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the U.S. Real Estate Portfolio. Also, as of that date, Nationwide Life Insurance owned more than 25% of the Emerging Markets Debt Portfolio, General American Life Insurance and Allmerica Financial Life Insurance & Annuity Company each owned more than 25% of the Fixed Income Portfolio and American General Life Insurance Company owned more than 25% of the Value Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES
----------------

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Value, U.S. Real Estate and Emerging Markets Debt Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Fixed Income Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolio is open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN         MILLER
STANLEY        ANDERSON &
ASSET          SHERRERD,
MANAGEMENT     LLP
INC.

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES TWO PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS SIXTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

High Yield      Equity Growth

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE HIGH YIELD PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the two separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the Equity Growth Portfolio. MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the High Yield Portfolio. MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

                                       PAGE

PROSPECTUS OUTLINE

FINANCIAL HIGHLIGHTS____________________3

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES_____________________4

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS_____________4

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES____5

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS__________20

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND_________________20

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES_______________________25

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolios for the period presented. The audited financial highlights for the period presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                                             HIGH YIELD         EQUITY GROWTH
                                              PORTFOLIO           PORTFOLIO
                                         ------------------- -------------------
                                             PERIOD FROM         PERIOD FROM
                                         JANUARY 2, 1997* TO JANUARY 2, 1997* TO
SELECTED PER SHARE DATA AND RATIOS        DECEMBER 31, 1997   DECEMBER 31, 1997
----------------------------------       ------------------- -------------------
NET ASSET VALUE, BEGINNING OF PERIOD...        $ 10.00             $ 10.00
                                               -------             -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.................           0.63                0.02
 Net Realized and Unrealized Gain......           0.72                3.27
                                               -------             -------
 Total From Investment Operations......           1.35                3.29
                                               -------             -------
DISTRIBUTIONS
 Net Investment Income.................          (0.63)              (0.02)
 Net Realized Gain.....................          (0.13)              (0.53)
                                               -------             -------
 Total Distributions...................          (0.76)              (0.55)
                                               -------             -------
NET ASSET VALUE, END OF PERIOD.........        $ 10.59             $ 12.74
                                               =======             =======
TOTAL RETURN...........................          13.53%              33.05%
                                               =======             =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)......        $12,490             $12,419
Ratio of Expenses to Average Net
 Assets................................           0.81%**             0.85%**
Ratio of Expenses to Average Net
 Assets, Excluding Interest Expense....           0.80%**               --
Ratio of Net Investment Income to
 Average Net Assets....................           7.41%**             0.41%**
Portfolio Turnover Rate................             78%                172%
Average Commission Rate
 Per Share.............................             --             $0.0542
--------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period:
 Per Share Benefit to Net Investment
  Income...............................        $  0.08             $  0.07
Ratios Before Expense Limitation:
 Expenses to Average Net Assets........           1.68%**             2.05%**
 Net Investment Income (Loss) to
  Average Net Assets...................           6.53%**            (0.80)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

EQUITY GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

INVESTOR PROFILE: The Portfolio is designed for those who want to be invested in the stock market for its long-term growth potential and who want to diversify over a large number of individual stocks.

RISK PROFILE: Moderate to high potential risk and reward. An investor in the Portfolio should be comfortable with the volatility of the U.S. stock market and be able to ride out market fluctuations in anticipation of greater long-term growth.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, SMBSs, CMOs, Derivatives, and may engage in Loans of Portfolio Securities. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

EQUITY GROWTH PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may also invest in Foreign Currency Transactions, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Money Market Instruments, Investment Company Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Fixed Income Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Portfolio will focus its investments on Equity Securities of medium and large capitalization U.S. corporations and, subject to an overall 25% limit, Foreign Equities. The Portfolio may invest in securities of foreign issuers directly or in the form of Depositary Receipts. Since the Portfolio invests in both Common Stocks and Convertible Securities (when due to market conditions, it is more advantageous to purchase Convertible Securities), the risks of investing in the general equity markets may be tempered to a degree by the Portfolio's investments in Convertible Securities which are often not as volatile as Common Stocks.

The Adviser employs a flexible and eclectic investment process in pursuit of the Portfolio's investment objectives. In selecting stocks for the Portfolio, the Adviser concentrates on a universe of rapidly growing, high-quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Portfolio is not restricted to investments in specific market sectors. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio may invest in any Equity Security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

In selecting investments for the Portfolio, the Adviser emphasizes individual security selection. The Portfolio's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Portfolio has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Portfolio's objective by selling recently purchased securities which have increased in value.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the High Yield Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, the Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADR"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). The Equity Growth Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The High Yield Portfolio will not enter into futures to the extent that the Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500 Stock Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following table provides a summary of ratings assigned to all debt holdings of the High Yield Portfolio, the only Portfolio with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate the Portfolio's current or future debt holdings.

                             HIGH YIELD PORTFOLIO+

QUALITY
  AAA          23.22%
  AA            0.00%
  A             0.00%
  BBB           4.31%
  BB           50.36%
  B            19.44%
  CCC           0.17%
  Not Rated     2.49%
   B           2.49%*
TOTAL       100.00%**

-------
+ Ratings by S&P
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
**The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. In addition, the High Yield Portfolio may lend its portfolio securities to certain institutional investors. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Equity Growth Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Equity Growth Portfolio. MAS serves as the Adviser for the High Yield Portfolio. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

HIGH YIELD PORTFOLIO -- Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Robert Angevine, a Principal of Morgan Stanley and the Portfolio Manager for high yield investments, joined Morgan Stanley in October 1988. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income

Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Messrs. Esser, Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since its inception.

EQUITY GROWTH PORTFOLIO -- Kurt Feuerman and Margaret K. Johnson. Kurt Feuerman is a Managing Director of Morgan Stanley and MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr. Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University, and a B.A. from McGill University. Margaret Johnson is a Principal of Morgan Stanley and MSAM and a Portfolio Manager in MSAM's Institutional Equity Group. She joined MSAM in 1984. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Mr. Feuerman and Ms. Johnson have shared primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. MSTC, Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

                                High  Equity
     Assets                     Yield Growth
--------------------------------------------
  First $500 million            0.50% 0.55%
--------------------------------------------
  From $500 million to $1       0.45% 0.50%
   billion
--------------------------------------------
  More than $1 billion          0.40% 0.45%


However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
High Yield.............................................           0.80%
Equity Growth..........................................           0.85%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the period ended December 31, 1997, the Portfolio turnover rate for the Equity Growth Portfolio was 172%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                    Corresponding Corresponding
     Fund               MSIF        MAS Funds
     Portfolio        portfolio     portfolio
     ---------      ------------- -------------
     High Yield                    High Yield
     Equity Growth  Equity Growth

Past investment performance of the Class A Shares of the MSIF Equity Growth Portfolio and the Institutional Class Shares of the High Yield Portfolio of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF Equity Growth Portfolio and the Institutional Class Shares of the High Yield Portfolio of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                            Average      Average
                                                                             Annual       Annual      Average
                                   Total Return Total Return Total Return Total Return Total Return    Annual
                                     One Year   Three Years   Five Years  Three Years   Five Years  Total Return
                         Inception    Ended        Ended        Ended        Ended        Ended        Since
Fund Name                  Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------                --------- ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Equity Growth...........  4/2/91      31.32%      149.21%      168.69%       35.58%       21.86%       19.07%
MAS FUNDS:
High Yield..............  2/28/89     15.98%       65.72%       91.86%       18.34%       13.92%       12.14%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the High Yield Portfolio. Also, as of that date, General American Life Insurance and American General Life Insurance Company each owned more than 25% of the Equity Growth Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. The Equity Growth Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The High Yield Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolio is open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                      MORGAN STANLEY ASSET MANAGEMENT INC.

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES FOUR PORTFOLIOS MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"). THE FUND ALSO OFFERS FOURTEEN OTHER PORTFOLIOS MANAGED BY EITHER MSAM OR MILLER ANDERSON & SHERRERD, LLP ("MAS"), AN AFFILIATE OF MSAM.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

Equity Growth                           International Magnum
U.S. Real Estate                        Emerging Markets Equity


AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the four separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the Portfolios. MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                          PAGE
                                                                            ----

FINANCIAL HIGHLIGHTS                                                          3
--------------------

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                                                           4
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                   4
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                          8
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                21
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                       21
----------------------

     General information about the organization and operations of the Fund, including details about MSAM and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                             26
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS
--------------------

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                             EQUITY GROWTH    U.S. REAL ESTATE     INTERNATIONAL              EMERGING MARKETS
                               PORTFOLIO          PORTFOLIO      MAGNUM PORTFOLIO             EQUITY PORTFOLIO
                          ------------------- ----------------- ------------------- -------------------------------------
                              PERIOD FROM        PERIOD FROM        PERIOD FROM                           PERIOD FROM
SELECTED PER SHARE DATA   JANUARY 2, 1997* TO MARCH 3, 1997* TO JANUARY 2, 1997* TO    YEAR ENDED     OCTOBER 1, 1996* TO
AND RATIOS                 DECEMBER 31, 1997  DECEMBER 31, 1997  DECEMBER 31, 1997  DECEMBER 31, 1997  DECEMBER 31, 1996
-----------------------   ------------------- ----------------- ------------------- ----------------- -------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........        $ 10.00            $ 10.00            $ 10.00            $  9.78            $ 10.00
                                -------            -------            -------            -------            -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..           0.02               0.17               0.13               0.04               0.01
 Net Realized and
  Unrealized Gain
  (Loss)................           3.27               1.61               0.59                 --              (0.21)
                                -------            -------            -------            -------            -------
 Total From Investment
  Operations............           3.29               1.78               0.72               0.04              (0.20)
                                -------            -------            -------            -------            -------
DISTRIBUTIONS
 Net Investment Income..          (0.02)             (0.17)             (0.32)             (0.07)             (0.02)
 Net Realized Gain......          (0.53)             (0.20)             (0.02)             (0.02)                --
 In Excess of Net Real-
  ized Gain.............             --                 --                 --              (0.28)                --
                                -------            -------            -------            -------            -------
 Total Distributions....          (0.55)             (0.37)             (0.34)             (0.37)             (0.02)
                                -------            -------            -------            -------            -------
NET ASSET VALUE, END OF
 PERIOD.................        $ 12.74            $ 11.41            $ 10.38            $  9.45            $  9.78
                                =======            =======            =======            =======            =======
TOTAL RETURN............          33.05%             17.99%              7.31%              0.52%             (2.03)%
                                =======            =======            =======            =======            =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000's).........        $12,419            $13,055            $18,855            $34,098            $11,789
Ratio of Expenses to
 Average Net Assets.....           0.85%**            1.10%**            1.16%**            1.80%              1.79%**
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense................             --                 --               1.15%**              --                 --
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense and Foreign Tax
 Expense................             --                 --                 --               1.75%              1.75%**
Ratio of Net Investment
 Income to Average Net
 Assets.................           0.41%**            3.14%**            1.43%**            0.47%              0.32%**
Portfolio Turnover
 Rate...................            172%               114%                41%                87%                 9%
Average Commission Rate
 Per Share..............        $0.0542            $0.0542            $0.0181            $0.0018            $0.0013
 As a Percentage of
  Trade Amount..........             --                 --               0.20%              0.40%              0.45%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to
  Net Investment
  Income................        $  0.07            $  0.07            $  0.15            $  0.17            $  0.08
Ratios Before Expense
 Limitation:
 Expenses to Average Net
  Assets................           2.05%**            2.32%**            2.78%**            4.12%              6.17%**
 Net Investment Income
  (Loss) to Average Net
  Assets................         (0.80)%**            1.92%**           (0.19)%**          (1.84)%            (4.06)%**
-------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES
-------------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

EQUITY GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

INVESTOR PROFILE: The Portfolio is designed for those who want to be invested in the stock market for its long-term growth potential and who want to diversify over a large number of individual stocks.

RISK PROFILE: Moderate to high potential risk and reward. An investor in the Portfolio should be comfortable with the volatility of the U.S. stock market and be able to ride out market fluctuations in anticipation of greater long-term growth.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined herein).

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIOS' INVESTMENTS
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INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the U.S. Real Estate, International Magnum and Emerging Markets Equity Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

EQUITY GROWTH PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may also invest in Foreign Currency Transactions, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Money Market Instruments, Investment Company Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Fixed Income Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Portfolio will focus its investments on Equity Securities of medium and large capitalization U.S. corporations and, subject to an overall 25% limit, Foreign Equities. The Portfolio may invest in securities of foreign issuers directly or in the form of Depositary Receipts. Since the Portfolio invests in both Common Stocks and Convertible Securities (when due to market conditions, it is more advantageous to purchase Convertible Securities), the risks of investing in the general equity markets may be tempered to a degree by the Portfolio's investments in Convertible Securities which are often not as volatile as Common Stocks.

The Adviser employs a flexible and eclectic investment process in pursuit of the Portfolio's investment objectives. In selecting stocks for the Portfolio, the Adviser concentrates on a universe of rapidly growing, high-quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Portfolio is not restricted to investments in specific market sectors. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio may invest in any Equity Security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

In selecting investments for the Portfolio, the Adviser emphasizes individual security selection. The Portfolio's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Portfolio has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Portfolio's objective by selling recently purchased securities which have increased in value.

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. Risks relating to investments in securities of issuers primarily engaged in the real estate industry are similar to those of direct investments in real estate and include fluctuations in real estate values, changes in zoning laws, increases in property taxes, environmental risks, and increases in interest rates. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolio's investments.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Ratings Group ("S&P") 500 Stock Index ("S&P 500"). A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. The Portfolio will invest primarily in Equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. The Portfolio may also invest in Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. Risks associated with investments in REITs include changes in the values of their underlying properties and defaults by borrowers or tenants. In addition, some REITs are not diversified and their value may be affected by events related to a small number of properties.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets that are Investment Grade Securities, high-quality Money Market Instruments such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase Common Stocks and other Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest primarily are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country" and collectively the "EAFE countries"). The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on a stock exchange in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not listed on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) Fixed Income Securities, Foreign Currency Transactions, Investment Company Securities, Temporary Investments, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Funds with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, money market funds and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed Income Securities that are not Investment Grade Securities. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina              Botswana                  Brazil               Bulgaria
Chile                  China (mainland           Colombia             Egypt
Ghana                   and Hong Kong)           Greece               Hungary
India                  Indonesia                 Israel               Jamaica
Jordan                 Kenya                     Malaysia             Mexico
Morocco                Nigeria                   Pakistan             Peru
Philippines            Poland                    Russia               Singapore
South Africa           South Korea               Sri Lanka            Taiwan
Thailand               Turkey                    Venezuela            Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

SECURITIES AND INVESTMENT TECHNIQUES
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The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies the Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Adviser may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2) Commercial paper rated at time of purchase by one or more nationally recognized securities rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)  U.S. Governments and Agencies.

(5)  Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex

Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by the Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The U.S. Real Estate, International Magnum and Emerging Markets Equity Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The U.S. Real Estate Portfolio may invest up to 15% of its total assets and the International Magnum and Emerging Markets Equity Portfolios may each invest up to 25% of their total assets in Rule 144A Securities that are deemed to be liquid. The Equity Growth Portfolio may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
-----------------------------

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for the Equity Growth Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

The Equity Growth Portfolio is a diversified investment portfolio and is therefore subject to the following fundamental limitations: as to 75% of its total assets, the Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER. MSAM provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolios' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolios' investments. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

EQUITY GROWTH PORTFOLIO -- Kurt Feuerman and Margaret K. Johnson. Kurt Feuerman is a Managing Director of Morgan Stanley and MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr. Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University, and a B.A. from McGill University. Margaret Johnson is a Principal of Morgan Stanley and MSAM and a Portfolio Manager in MSAM's Institutional Equity Group. She joined MSAM in 1984. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Mr. Feuerman and Ms. Johnson have shared primary responsibility for managing the Portfolio's assets since its inception.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley and MSAM, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley and MSAM, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since its inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich, a Managing Director of Morgan Stanley and MSAM, joined MSAM in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM also provides the Portfolios with administrative services pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund with dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Fund pays MSAM a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio.

MSAM has entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM supervises and monitors such administrative services provided by Chase Global. The services provided under the Administration Agreement and the Sub-Administration Agreement are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement and the Sub-Administration Agreement as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM out of its administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreement or the Sub-Administration Agreement, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Adviser or its service providers may be performed by insurance companies that purchase shares of the Portfolios. The Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to the Adviser for managing its investments and business affairs. The Adviser pays fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Adviser may, from time to time, reduce its fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser is entitled to receive from each Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

================================================================================
                                          U.S.                         Emerging
                            Equity        Real       International     Markets
  Assets                    Growth       Estate         Magnum          Equity
--------------------------------------------------------------------------------
  First $500 million        0.55%        0.80%           0.80%          1.25%
--------------------------------------------------------------------------------
  From $500 million to
   $1 billion               0.50%        0.75%           0.75%          1.20%
--------------------------------------------------------------------------------
  More than $1 billion      0.45%        0.70%           0.70%          1.15%
================================================================================

However, the Adviser, with respect to certain Portfolios, has voluntarily waived receipt of its management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Equity Growth..........................................           0.85%
U.S. Real Estate.......................................           1.10%
International Magnum...................................           1.15%
Emerging Markets Equity................................           1.75%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons" (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed

Income Securities could result in high portfolio turnover. For the periods ended December 31, 1997, the Portfolio turnover rates for the Equity Growth and U.S. Real Estate Portfolios were 172% and 114%, respectively. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds. PERFORMANCE OF INVESTMENT ADVISER

The Adviser manages portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF"), which served as the models for the Portfolios of the Fund. The portfolios of MSIF have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Adviser intends the Portfolios of the Fund and the corresponding portfolios of MSIF to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF from which the Portfolio is cloned.

                                                        Corresponding MSIF
     Fund Portfolio                                         portfolio
     --------------                                    --------------------
     Equity Growth                                        Equity Growth
     U.S. Real Estate                                    U.S. Real Estate
     International Magnum                              International Magnum
     Emerging Markets Equity                             Emerging Markets

Past investment performance of the Class A Shares of the MSIF portfolios, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF. The investment performance of the Class A Shares of the MSIF portfolios is provided merely to indicate the experience of the Adviser in managing similar portfolios.

                                                                            Average      Average
                                                                             Annual       Annual      Average
                                   Total Return Total Return Total Return Total Return Total Return    Annual
                                     One Year   Three Years   Five Years  Three Years   Five Years  Total Return
                         Inception    Ended        Ended        Ended        Ended        Ended        Since
Fund Name                  Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------                --------- ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Equity Growth...........  4/2/91      31.32%      149.21%      168.69%       35.58%       21.86%       19.07%
U.S. Real Estate........  2/24/95     27.62%         NA           NA           NA           NA         30.92%
International Magnum....  3/15/96      6.58%         NA           NA           NA           NA          8.28%
Emerging Markets........  9/25/92    (1.03)%      (3.09)%       62.71%      (1.04)%       10.23%       10.13%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the U.S. Real Estate Portfolio. Also, as of that date, General American Life Insurance and American General Life Insurance Company each owned more than 25% of the International Magnum and Equity Growth Portfolios and New York Life Insurance and Annuity Corporation owned more than 25% of the Emerging Markets Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.


ACCOUNT POLICIES
----------------

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.       MILLER ANDERSON & SHERRERD, LLP


MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES THREE PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS FIFTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:


High Yield      Emerging Markets Debt
Mid Cap Value

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE HIGH YIELD AND EMERGING MARKETS DEBT PORTFOLIOS MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the three separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the Emerging Markets Debt Portfolio. MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the High Yield and Mid Cap Value Portfolios. MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                          PAGE
                                                                            ----

FINANCIAL HIGHLIGHTS                                                          3
--------------------

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                                                           4
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                   4
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                          6
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                22
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                       22
----------------------

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                             27
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS
--------------------

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                              HIGH YIELD         MID CAP VALUE    EMERGING MARKETS
                               PORTFOLIO           PORTFOLIO       DEBT PORTFOLIO
                          ------------------- ------------------- -----------------
                              PERIOD FROM         PERIOD FROM        PERIOD FROM
SELECTED PER SHARE DATA   JANUARY 2, 1997* TO JANUARY 2, 1997* TO JUNE 16, 1997* TO
AND RATIOS                 DECEMBER 31, 1997   DECEMBER 31, 1997  DECEMBER 31, 1997
-----------------------   ------------------- ------------------- -----------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........        $ 10.00             $ 10.00            $ 10.00
                                -------             -------            -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..           0.63                0.02               0.28
 Net Realized and
  Unrealized Gain
  (Loss)................           0.72                4.05              (0.22)
                                -------             -------            -------
 Total From Investment
  Operations............           1.35                4.07               0.06
                                -------             -------            -------
DISTRIBUTIONS
 Net Investment Income..          (0.63)              (0.02)             (0.27)
 Net Realized Gain......          (0.13)              (0.73)             (0.02)
 In Excess of Net Real-
  ized Gain.............             --                  --              (0.10)
                                -------             -------            -------
 Total Distributions....          (0.76)              (0.75)             (0.39)
                                -------             -------            -------
NET ASSET VALUE, END OF
 PERIOD.................        $ 10.59             $ 13.32            $  9.67
                                =======             =======            =======
TOTAL RETURN............          13.53%              40.93%              0.76%
                                =======             =======            =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000's).........        $12,490             $11,461            $26,378
Ratio of Expenses to
 Average Net Assets.....           0.81%**             1.05%**            1.35%**
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense................           0.80%**               --               1.30%**
Ratio of Net Investment
 Income to Average Net
 Assets.................           7.41%**             0.19%**            8.10%**
Portfolio Turnover
 Rate...................             78%                141%               173%
Average Commission Rate
 Per Share..............             --             $0.0490                 --
-----------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to
  Net Investment
  Income................        $  0.08             $  0.08            $  0.02
Ratios Before Expense
 Limitation:
 Expenses to Average Net
  Assets................           1.68%**             2.13%**            2.06%**
 Net Investment Income
  (Loss) to Average Net
  Assets................           6.53%**            (0.89)%**           7.39%**
-----------------------------------------------------------------------------------

 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES
-------------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

MID CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Ratings Group ("S&P") MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average total return from Common Stocks of medium-size companies that are deemed to be undervalued in the marketplace.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY: High total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

INVESTOR PROFILE: The Portfolio is designed for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation.

RISK PROFILE: Very high potential risk and reward. The Portfolio's performance is subject to high risk and will not be required to meet a minimum rating standard and may purchase securities that are not rated for creditworthiness by any internationally recognized credit rating organization. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. In addition, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, risks in connection with registration, clearing and settlement of securities transactions and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIOS' INVESTMENTS
---------------------------

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the Emerging Markets Debt Portfolio is a non-diversified portfolio and is permitted greater flexibility to invest its assets in the obligations of a single issuer, it is exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, SMBSs, CMOs, Derivatives, and may engage in Loans of Portfolio Securities. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

MID CAP VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Equity Securities of mid-cap companies deemed to be under-valued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Common Stocks that are deemed to be relatively under-valued at the time of purchase based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

EMERGING MARKETS DEBT PORTFOLIO

The Portfolio seeks high total return by investing primarily in Fixed Income Securities of issuers in emerging market countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers.

The Portfolio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries, Brady Bonds, Zero Coupon, Pay-In-Kind or Deferred Payment Securities, Depositary Receipts, Foreign Currency Transactions, Investment Company Securities, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, Temporary Investments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, When-Issued or Delayed Delivery Securities, Zero Coupons and Derivatives, and may engage in Loans of Portfolio Securities.

The Portfolio may also invest up to 5% of its total assets in MBSs, CMOs and in other ABSs issued by non-governmental entities, such as banks and other financial institutions. Also, the Portfolio may engage in Borrowing. For a discussion of certain considerations and risks associated with Borrowing, see "Securities and Investment Techniques" below.

The Adviser's approach is to invest the Portfolio's assets in Emerging Market Country Fixed Income Securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in Emerging Market Country Fixed Income Securities will be made primarily in some or all of the following emerging market countries:

Algeria             Argentina              Brazil            Bulgaria
Chile               China (mainland        Colombia          Costa Rica
Czech Republic       and Hong Kong)        Democratic        Dominican
Ecuador             Egypt                   Republic          Republic
Greece              Hungary                 of Congo         India
Indonesia           Ivory Coast            Jamaica           Jordan
Malaysia            Mexico                 Morocco           Nicaragua
Nigeria             Pakistan               Panama            Paraguay
Peru                Philippines            Poland            Russia
Slovakia            South Africa           Thailand          Trinidad
Tunisia             Turkey                 Uruguay            & Tobago
Venezuela

In selecting Emerging Market Country Fixed Income Securities for investment by the Portfolio, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in Fixed Income Securities in other countries develop, the Portfolio expects to expand and further diversify the universe of emerging market countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

Interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by governments, government agencies or instrumentalities, political subdivisions or government owned, controlled or sponsored entities involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "Investment Companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in Fixed Income Securities of governments, and government-related and restructured Fixed Income Securities are subject to special risks, including the inability or unwillingness of the issuer to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such Fixed Income Securities.

The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar is not restricted and will vary depending on market conditions. Although the Portfolio is permitted to engage in investment practices to hedge against currency exchange rate risks with respect to such assets, the Portfolio may be limited in its ability to hedge against these risks.

Emerging Market Country Fixed Income Securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. These types of Fixed Income Securities (with risks similiar to High Yield Securities) are predominantly speculative and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of Fixed Income Securities of foreign issuers, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which the Fixed Income Securities of a foreign issuer is denominated.

SECURITIES AND INVESTMENT TECHNIQUES
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The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the High Yield Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. The Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, the Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend- paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BORROWING: The Emerging Markets Debt Portfolio is authorized to borrow money ("Borrowing") from banks and other entities in an amount up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than the Borrowing, and may use the proceeds of the Borrowing for investment purposes or to pay dividends. Borrowing for investment purposes creates leverage which is a speculative characteristic. The Portfolio will only engage in Borrowing when the Adviser believes that Borrowing will benefit the Portfolio after taking into account considerations such as the costs of Borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from Borrowing will magnify declines as well as increases in the Portfolio's net asset value per share and net yield. The Portfolio expects that all of its Borrowing will be made on a secured basis. The Portfolio's custodian will either segregate the assets securing the Borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the Borrowing decrease in value, the Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2) Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)  U.S. Governments and Agencies.

(5)  Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). The Emerging Markets Debt Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The High Yield and Mid Cap Value Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a

Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500 Stock Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . .

    which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following tables provide a summary of ratings assigned to all debt holdings of those Portfolios with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate a Portfolio's current or future debt holdings.

                             HIGH YIELD PORTFOLIO+

QUALITY
  AAA                                                              23.22%
  AA                                                                0.00%
  A                                                                 0.00%
  BBB                                                               4.31%
  BB                                                               50.36%
  B                                                                19.44%
  CCC                                                               0.17%
  Not Rated                                                         2.49%
   B                                                                2.49%*
TOTAL                                                             100.00%**

-------
+ Ratings by S&P
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
** The figures provided do not total to exactly 100% due to rounding.

                        EMERGING MARKETS DEBT PORTFOLIO+

QUALITY
  AAA-Baa3                                                          0.00%
  Ba1                                                              10.91%
  Ba2                                                              25.09%
  Ba3                                                              12.68%
  B1                                                               21.04%
  B2                                                               14.15%
  B3                                                                4.04%
  Cash                                                              5.70%
  Not Rated                                                         6.37%
   Ba2                                                              1.51%*
   Ba3                                                              1.03%*
   B1                                                               0.83%*
   B2                                                               2.53%*
   B3                                                               0.47%*
TOTAL                                                             100.00%**

-------
+  Ratings by Moody's
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
** The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. In addition, the High Yield Portfolio may lend its portfolio securities to certain institutional investors. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify.

The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The Emerging Markets Debt Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Emerging Markets Debt Portfolio may invest up to 25% of its total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the

Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Emerging Markets Debt Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
-----------------------------

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the Emerging Markets Debt Portfolio) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Emerging Markets Debt Portfolio. MAS serves as the Adviser for the High Yield and Mid Cap Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses-- securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

HIGH YIELD PORTFOLIO -- Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Robert Angevine, a Principal of Morgan Stanley and the Portfolio Manager for high yield investments, joined Morgan Stanley in October 1988. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Messrs. Esser,

Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since its inception.

MID CAP VALUE PORTFOLIO -- William B. Gerlach, Gary G. Schlarbaum, Bradley S. Daniels and Chris Leavy. William B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He served as a Programmer in Applications Software Development at Alphametrics Corporation from 1987 through 1991 and as a Data Analyst and Inflation Economist at Wharton Econometric Forecasting Associates from 1984 through 1987. He holds a B.A. in Economics from Haverford College. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. from Coe College and a Ph.D. from University of Pennsylvania. Bradley S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. Chris Leavy joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. Messrs. Gerlach, Schlarbaum, Daniels and Leavy have had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS DEBT PORTFOLIO -- Paul Ghaffari. Paul Ghaffari is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining MSAM, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

================================================================================
                                                    Mid Cap          Emerging
         Assets                  High Yield          Value         Markets Debt
--------------------------------------------------------------------------------
  First $500 million               0.50%             0.75%            0.80%
--------------------------------------------------------------------------------
  From $500 million
   to $1 billion                   0.45%             0.70%            0.75%
--------------------------------------------------------------------------------
  More than $1 billion             0.40%             0.65%            0.70%
================================================================================


However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the following table.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
High Yield.............................................           0.80%
Mid Cap Value..........................................           1.05%
Emerging Markets Debt..................................           1.30%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons" (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the periods ended December 31, 1997, the Portfolio turnover rates for the Mid Cap Value and Emerging Markets Debt Portfolios were 141% and 173%, respectively. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                                                 Corresponding
                                          Corresponding MSIF       MAS Funds
     Fund Portfolio                            portfolio           portfolio
     --------------                      ---------------------   -------------
     High Yield                                                   High Yield
     Mid Cap Value                                               Mid Cap Value
     Emerging Markets Debt               Emerging Markets Debt

Past investment performance of the Class A Shares of the MSIF portfolio and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolio and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                            Average      Average
                                                                             Annual       Annual      Average
                                   Total Return Total Return Total Return Total Return Total Return    Annual
                                     One Year   Three Years   Five Years  Three Years   Five Years  Total Return
                         Inception    Ended        Ended        Ended        Ended        Ended        Since
Fund Name                  Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------                --------- ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Emerging Markets Debt...  2/1/94      18.29%      126.72%         NA         31.37%         NA         18.77%
MAS FUNDS:
High Yield..............  2/28/89     15.98%       65.72%       91.86%       18.34%       13.92%       12.14%
Mid Cap Value........... 12/30/94     39.59%      160.77%         NA         37.64%         NA         37.60%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the Mid Cap Value and High Yield Portfolios. Also, as of that date, Nationwide Life Insurance owned more than 25% of the Emerging Markets Debt Portfolio and American General Life Insurance Company owned more than 25% of the Mid Cap Value Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES
----------------

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Mid Cap Value and Emerging Markets Debt Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The High Yield Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolio is open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.    MILLER ANDERSON & SHERRERD, LLP



MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES FOUR PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS FOURTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE PORTFOLIOS:

Value                                   Global Equity
Mid Cap Value                           Emerging Markets Equity


AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the four separate investment portfolios (each, a "Portfolio"), described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the Global Equity and Emerging Markets Equity Portfolios. MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the Value and Mid Cap Value Portfolios. MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.


OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE
                                                                            PAGE
                                                                            ----

FINANCIAL HIGHLIGHTS                                                          3
--------------------

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                                                           4
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                   4
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                          7
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                20
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                       20
----------------------

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                             25
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS
--------------------

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                               VALUE        MID CAP VALUE    GLOBAL EQUITY      EMERGING MARKETS EQUITY
                             PORTFOLIO        PORTFOLIO        PORTFOLIO               PORTFOLIO
                          ---------------- ---------------- ---------------- -----------------------------
                            PERIOD FROM      PERIOD FROM      PERIOD FROM                   PERIOD FROM
                          JANUARY 2, 1997* JANUARY 2, 1997* JANUARY 2, 1997*  YEAR ENDED  OCTOBER 1, 1996*
SELECTED PER SHARE DATA   TO DECEMBER 31,  TO DECEMBER 31,  TO DECEMBER 31,  DECEMBER 31, TO DECEMBER 31,
AND RATIOS                      1997             1997             1997           1997           1996
-----------------------   ---------------- ---------------- ---------------- ------------ ----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....      $ 10.00          $ 10.00          $ 10.00        $  9.78        $ 10.00
                              -------          -------          -------        -------        -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..         0.10             0.02             0.08           0.04           0.01
 Net Realized and
  Unrealized Gain
  (Loss)................         1.99             4.05             1.92             --          (0.21)
                              -------          -------          -------        -------        -------
 Total From Investment
  Operations............         2.09             4.07             2.00           0.04          (0.20)
                              -------          -------          -------        -------        -------
DISTRIBUTIONS
 Net Investment Income..        (0.10)           (0.02)           (0.08)         (0.07)        (0.02)
 In Excess of Net
  Investment Income.....         0.00 +             --               --             --             --
 Net Realized Gain......        (0.21)           (0.73)           (0.18)         (0.02)            --
 In Excess of Net
  Realized Gain.........         0.00 +             --               --          (0.28)            --
                              -------          -------          -------        -------        -------
 Total Distributions....        (0.31)           (0.75)           (0.26)         (0.37)         (0.02)
                              -------          -------          -------        -------        -------
NET ASSET VALUE, END OF
 PERIOD.................      $ 11.78          $ 13.32          $ 11.74        $  9.45        $  9.78
                              =======          =======          =======        =======        =======
TOTAL RETURN............        20.98%           40.93%           20.04%          0.52%         (2.03)%
                              =======          =======          =======        =======        =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000's).........      $14,664          $11,461          $14,707        $34,098        $11,789
Ratio of Expenses to
 Average Net Assets.....         0.85%**          1.05%**          1.15%**        1.80%          1.79%**
Ratio of Expenses to
 Average Net Assets
 Excluding Interest
 Expense and Foreign Tax
 Expense................           --               --               --           1.75%          1.75%**
Ratio of Net Investment
 Income to Average Net
 Assets.................         1.70%**          0.19%**          1.24%**        0.47%          0.32%**
Portfolio Turnover
 Rate...................           34%             141%              20%            87%             9%
Average Commission Rate
 Per Share..............      $0.0585          $0.0490          $0.0350        $0.0018        $0.0013
 As a Percentage of
  Trade Amount..........           --               --             0.25%          0.40%          0.45%
----------------------------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to
  Net Investment
  Income................      $  0.06          $  0.08          $  0.09        $  0.17        $  0.08
Ratios Before Expense
 Limitation:
 Expenses to Average Net
  Assets................         1.87%**          2.13%**          2.43%**        4.12%          6.17%**
 Net Investment Income
  (Loss) to Average Net
  Assets................         0.68%**         (0.89)%**        (0.04)%**      (1.84)%        (4.06)%**
----------------------------------------------------------------------------------------------------------

 *Commencement of operations
**Annualized
 +Amount is less than $0.01 per share.

PORTFOLIO SUMMARIES
-------------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

MID CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Ratings Group ("S&P") MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average total return from Common Stocks of medium-size companies that are deemed to be undervalued in the marketplace.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.


THE PORTFOLIOS' INVESTMENTS
---------------------------

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the Emerging Markets Equity Portfolio is a non-diversified portfolio and is permitted greater flexibility to invest its assets in the obligations of a single issuer, it is exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero
Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the S&P 500 Stock Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."


MID CAP VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Equity Securities of mid-cap companies deemed to be under-valued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Common Stocks that are deemed to be relatively under-valued at the time of purchase based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries.

Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Foreign Currency Transactions, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities and Private Placements, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries subjects the Portfolio to additional risk, see "Securities and Investment Techniques" below.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina             Botswana                  Brazil              Bulgaria
Chile                 China (mainland           Colombia            Egypt
Ghana                  and Hong Kong)           Greece              Hungary
India                 Indonesia                 Israel              Jamaica
Jordan                Kenya                     Malaysia            Mexico
Morocco               Nigeria                   Pakistan            Peru
Philippines           Poland                    Russia              Singapore
South Africa          South Korea               Sri Lanka           Taiwan
Thailand              Turkey                    Venezuela           Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."


SECURITIES AND INVESTMENT TECHNIQUES
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The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2) Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)  U.S. Governments and Agencies.

(5)  Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary

Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each of the Global Equity and Emerging Markets Equity Portfolios will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Value and Mid Cap Value Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions (Options). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and

Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the

Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The Emerging Markets Equity Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Emerging Markets Equity Portfolio may invest up to 25% of its total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register.

Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend- paying stocks may also be selected for their value characteristics.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Global Equity and Emerging Markets Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
-----------------------------

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the Emerging Markets Equity Portfolio) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Global Equity and Emerging Markets Equity Portfolios. MAS serves as the Adviser for the Value and Mid Cap Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses-- securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

VALUE PORTFOLIO -- Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from the University of Notre Dame. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Equity Portfolio in 1994. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since its inception. Mr. Kovich assumed responsibilities with the Value Portfolio in 1997.

MID CAP VALUE PORTFOLIO -- William B. Gerlach, Gary G. Schlarbaum, Bradley S. Daniels and Chris Leavy. William B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He served as a Programmer in Applications Software Development at Alphametrics Corporation from 1987 through 1991 and as a Data Analyst and Inflation Economist at Wharton Econometric Forecasting Associates from 1984 through 1987. He holds a B.A. in Economics from Haverford College. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. from

Coe College and a Ph.D. from University of Pennsylvania. Bradley S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. Chris Leavy joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. Messrs. Gerlach, Schlarbaum, Daniels and Leavy have had primary responsibility for managing the Portfolio's assets since its inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Managing Director of Morgan Stanley and MSAM, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Prior to joining MSAM, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.


OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

==============================================================================================
                                                                                     Emerging
                                              Mid Cap             Global             Markets
 Assets                     Value              Value              Equity              Equity
----------------------------------------------------------------------------------------------
 First $500 million         0.55%              0.75%              0.80%               1.25%
----------------------------------------------------------------------------------------------
 From $500 million
  to $1 billion             0.50%              0.70%              0.75%               1.20%
----------------------------------------------------------------------------------------------
 More than $1 billion       0.45%              0.65%              0.70%               1.15%
==============================================================================================

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the following table.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Value..................................................           0.85%
Mid Cap Value..........................................           1.05%
Global Equity..........................................           1.15%
Emerging Markets Equity................................           1.75%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the period ended December 31, 1997, the Portfolio turnover rate for the Mid Cap Value Portfolio was 141%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                                                 Corresponding
                                                 Corresponding     MAS Funds
     Fund Portfolio                              MSIF portfolio    portfolio
     --------------                             ---------------- -------------
     Value                                                           Value
     Mid Cap Value                                               Mid Cap Value
     Global Equity                               Global Equity
     Emerging Markets Equity                    Emerging Markets

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                 Average      Average      Average
                                                                                  Annual       Annual       Annual      Average
                           Total Return Total Return Total Return Total Return Total Return Total Return Total Return    Annual
                             One Year   Three Years   Five Years   Ten  Years  Three Years   Five Years   Ten  Years  Total Return
                 Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name          Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------        --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Global Equity...  7/15/92     23.75%       80.38%      178.25%         NA         21.73%       22.71%         NA         20.03%
Emerging
 Markets........  9/25/92    (1.03)%      (3.09)%       62.71%         NA        (1.04)%       10.23%         NA         10.13%
MAS FUNDS:
Value...........  11/5/84     23.38%      118.48%      158.50%      464.41%       29.76%       20.92%       18.89%       18.01%
Mid Cap Value... 12/30/94     39.59%      160.77%         NA           NA         37.64%         NA           NA         37.60%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the Mid Cap Value and Global Equity Portfolios. Also, as of that date, American General Life Insurance Company owned more than 25% of the Value and Mid Cap Value Portfolios, New York Life Insurance and Annuity Corporation owned more than 25% of the Emerging Markets Equity Portfolio and Fidelity Investments Life Insurance Company owned more than 25% of the Global Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES
----------------

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.             MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES FIVE PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS THIRTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

High Yield      Emerging Markets Debt
Equity Growth   Global Equity
Value

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE HIGH YIELD AND EMERGING MARKETS DEBT PORTFOLIOS MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the five separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

Equity Growth   Global Equity
Emerging Markets
 Debt

MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the following
Portfolios:

High Yield      Value

MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                     PAGE


FINANCIAL HIGHLIGHTS____________________3

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES_____________________4

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS_____________5

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES____8

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS__________24

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND_________________24

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES_______________________29

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                             HIGH YIELD         EQUITY GROWTH           VALUE        EMERGING MARKETS     GLOBAL EQUITY
                              PORTFOLIO           PORTFOLIO           PORTFOLIO       DEBT PORTFOLIO        PORTFOLIO
                         ------------------- ------------------- ------------------- ----------------- -------------------
                             PERIOD FROM         PERIOD FROM         PERIOD FROM        PERIOD FROM        PERIOD FROM
SELECTED PER SHARE DATA  JANUARY 2, 1997* TO JANUARY 2, 1997* TO JANUARY 2, 1997* TO JUNE 16, 1997* TO JANUARY 2, 1997* TO
AND RATIOS                DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997  DECEMBER 31, 1997  DECEMBER 31, 1997
-----------------------  ------------------- ------------------- ------------------- ----------------- -------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD...        $ 10.00             $ 10.00             $ 10.00            $ 10.00            $ 10.00
                               -------             -------             -------            -------            -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment
  Income...............           0.63                0.02                0.10               0.28               0.08
 Net Realized and
  Unrealized Gain
  (Loss)...............           0.72                3.27                1.99              (0.22)              1.92
                               -------             -------             -------            -------            -------
 Total From Investment
  Operations...........           1.35                3.29                2.09               0.06               2.00
                               -------             -------             -------            -------            -------
DISTRIBUTIONS
 Net Investment
  Income...............          (0.63)              (0.02)              (0.10)             (0.27)             (0.08)
 In Excess of Net
  Investment Income....             --                  --                0.00 +               --                 --
 Net Realized Gain.....          (0.13)              (0.53)              (0.21)             (0.02)             (0.18)
 In Excess of Net
  Realized Gain........             --                  --                0.00 +            (0.10)                --
                               -------             -------             -------            -------            -------
 Total Distributions...          (0.76)              (0.55)              (0.31)             (0.39)             (0.26)
                               -------             -------             -------            -------            -------
NET ASSET VALUE, END OF
 PERIOD................        $ 10.59             $ 12.74             $ 11.78            $  9.67            $ 11.74
                               =======             =======             =======            =======            =======
TOTAL RETURN...........          13.53%              33.05%              20.98%              0.76%             20.04%
                               =======             =======             =======            =======            =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000's)........        $12,490             $12,419             $14,664            $26,378            $14,707
Ratio of Expenses to
 Average Net Assets....           0.81%**             0.85%**             0.85%**            1.35%**            1.15%**
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense...............           0.80%**               --                  --               1.30%**              --
Ratio of Net Investment
 Income to Average Net
 Assets................           7.41%**             0.41%**             1.70%**            8.10%**            1.24%**
Portfolio Turnover
 Rate..................             78%                172%                 34%               173%                20%
Average Commission Rate
 Per Share.............             --             $0.0542             $0.0585                 --            $0.0350
 As a Percentage of
  Trade Amount.........             --                  --                  --                 --               0.25%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to
  Net Investment
  Income...............        $  0.08             $  0.07             $  0.06            $  0.02            $  0.09
Ratios Before Expense
 Limitation:
 Expenses to Average
  Net Assets...........           1.68%**             2.05%**             1.87%**            2.06%**            2.43%**
 Net Investment Income
  (Loss) to Average Net
  Assets...............           6.53%**            (0.80)%**            0.68%**            7.39%**           (0.04)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized
 +Amount is less than $0.01 per share.

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

EQUITY GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

INVESTOR PROFILE: The Portfolio is designed for those who want to be invested in the stock market for its long-term growth potential and who want to diversify over a large number of individual stocks.

RISK PROFILE: Moderate to high potential risk and reward. An investor in the Portfolio should be comfortable with the volatility of the U.S. stock market and be able to ride out market fluctuations in anticipation of greater long-term growth.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY: High total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

INVESTOR PROFILE: The Portfolio is designed for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation.

RISK PROFILE: Very high potential risk and reward. The Portfolio's performance is subject to high risk and will not be required to meet a minimum rating standard and may purchase securities that are not rated for creditworthiness by any internationally recognized credit rating organization. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. In addition, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, risks in connection with registration, clearing and settlement of securities transactions and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States.

By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the Emerging Markets Debt Portfolio is a non-diversified portfolio and is permitted greater flexibility to invest its assets in the obligations of a single issuer, it is exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, SMBSs, CMOs, Derivatives, and may engage in Loans of Portfolio Securities. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

EQUITY GROWTH PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may also invest in Foreign Currency Transactions, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Money Market Instruments, Investment Company Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Fixed Income Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Portfolio will focus its investments on Equity Securities of medium and large capitalization U.S. corporations and, subject to an overall 25% limit, Foreign Equities. The Portfolio may invest in securities of foreign issuers directly or in the form of Depositary Receipts. Since the Portfolio invests in both Common Stocks and Convertible Securities (when due to market conditions, it is more advantageous to purchase Convertible Securities), the risks of investing in the general equity markets may be tempered to a degree by the Portfolio's investments in Convertible Securities which are often not as volatile as Common Stocks.

The Adviser employs a flexible and eclectic investment process in pursuit of the Portfolio's investment objectives. In selecting stocks for the Portfolio, the Adviser concentrates on a universe of rapidly growing, high-quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Portfolio is not restricted to investments in specific market sectors. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio may invest in any Equity Security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

In selecting investments for the Portfolio, the Adviser emphasizes individual security selection. The Portfolio's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Portfolio has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Portfolio's objective by selling recently purchased securities which have increased in value.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the Standard & Poor's Ratings Group ("S&P") 500 Stock Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

EMERGING MARKETS DEBT PORTFOLIO

The Portfolio seeks high total return by investing primarily in Fixed Income Securities of issuers in emerging market countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers.

The Portfolio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries, Brady Bonds, Zero Coupon, Pay-In-Kind or Deferred Payment Securities, Depositary Receipts, Foreign Currency Transactions, Investment Company Securities, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, Temporary

Investments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, When-Issued or Delayed Delivery Securities, Zero Coupons and Derivatives, and may engage in Loans of Portfolio Securities.

The Portfolio may also invest up to 5% of its total assets in MBSs, CMOs and in other ABSs issued by non-governmental entities, such as banks and other financial institutions. Also, the Portfolio may engage in Borrowing. For a discussion of certain considerations and risks associated with Borrowing, see "Securities and Investment Techniques" below.

The Adviser's approach is to invest the Portfolio's assets in Emerging Market Country Fixed Income Securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in Emerging Market Country Fixed Income Securities will be made primarily in some or all of the following emerging market countries:

Algeria          Argentina         Brazil         Bulgaria
Chile            China (mainland   Colombia       Costa Rica
Czech Republic    Hong Kong)       Democratic     Dominican
Ecuador          Egypt              Republic of    Republic
Greece           Hungary            Congo         India
Indonesia        Ivory Coast       Jamaica        Jordan
Malaysia         Mexico            Morocco        Nicaragua
Nigeria          Pakistan          Panama         Paraguay
Peru             Philippines       Poland         Russia
Slovakia         South Africa      Thailand       Trinidad
Tunisia          Turkey            Uruguay         & Tobago
Venezuela

In selecting Emerging Market Country Fixed Income Securities for investment by the Portfolio, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in Fixed Income Securities in other countries develop, the Portfolio expects to expand and further diversify the universe of emerging market countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

Interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by governments, government agencies or instrumentalities, political subdivisions or government owned, controlled or sponsored entities involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "Investment Companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in Fixed Income Securities of governments, and government-related and restructured Fixed Income Securities are subject to special risks, including the inability or unwillingness of the issuer to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such Fixed Income Securities.

The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar is not restricted and will vary depending on market conditions. Although the Portfolio is permitted to engage in investment practices to hedge against currency exchange rate risks with respect to such assets, the Portfolio may be limited in its ability to hedge against these risks.

Emerging Market Country Fixed Income Securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. These types of Fixed Income Securities (with risks similar to High Yield Securities) are predominantly speculative and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of Fixed Income Securities of foreign issuers, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which the Fixed Income Securities of a foreign issuer is denominated.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in

Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Foreign Currency Transactions, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities and Private Placements, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries subjects the Portfolio to additional risk, see "Securities and Investment Techniques" below.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the High Yield Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend- paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

ABSs. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRs. For information concerning American Depositary Receipts ("ADR"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BORROWING: The Emerging Markets Debt Portfolio is authorized to borrow money ("Borrowing") from banks and other entities in an amount up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than the Borrowing, and may use the proceeds of the Borrowing for investment purposes or to pay dividends. Borrowing for investment purposes creates leverage which is a speculative characteristic. The Portfolio will only Borrow when the Adviser believes that Borrowing will benefit the Portfolio after taking into account considerations such as the costs of Borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from Borrowing will magnify declines as well as increases in the Portfolio's net asset value per share and net yield. The Portfolio expects that all of its Borrowing will be made on a secured basis. The Portfolio's custodian will either segregate the assets securing the Borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the Borrowing decrease in value, the Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOs. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each of the Equity Growth, Emerging Markets Debt and Global Equity Portfolios will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The High Yield and Value Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following tables provide a summary of ratings assigned to all debt holdings of those Portfolios with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate a Portfolio's current or future debt holdings.

                             HIGH YIELD PORTFOLIO+

QUALITY
  AAA          23.22%
  AA            0.00%
  A             0.00%
  BBB           4.31%
  BB           50.36%
  B            19.44%
  CCC           0.17%
  Not Rated     2.49%
   B           2.49%*
TOTAL       100.00%**

-------
+ Ratings by S&P
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
**The figures provided do not total to exactly 100% due to rounding.

                        EMERGING MARKETS DEBT PORTFOLIO+

QUALITY
  AAA-Baa3      0.00%
  Ba1          10.91%
  Ba2          25.09%
  Ba3          12.68%
  B1           21.04%
  B2           14.15%
  B3            4.04%
  Cash          5.70%
  Not Rated     6.37%
   Ba2         1.51%*
   Ba3         1.03%*
   B1          0.83%*
   B2          2.53%*
   B3          0.47%*
  TOTAL     100.00%**

-------
+  Ratings by Moody's
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
**The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. In addition, the High Yield Portfolio may lend its portfolio securities to certain institutional investors. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSs. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The Emerging Markets Debt Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the

Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Emerging Markets Debt Portfolio may invest up to 25% of its total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBSs. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Equity Growth, Emerging Markets Debt and Global Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the Emerging Markets Debt Portfolio) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Emerging Markets Debt, Equity Growth and Global Equity Portfolios. MAS serves as the Adviser for the High Yield and Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of

MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

HIGH YIELD PORTFOLIO -- Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Robert Angevine, a Principal of Morgan Stanley and the Portfolio Manager for high yield investments, joined Morgan Stanley in October 1988. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Messrs. Esser, Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since its inception.

EQUITY GROWTH PORTFOLIO -- Kurt Feuerman and Margaret K. Johnson. Kurt Feuerman is a Managing Director of Morgan Stanley and MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr. Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University, and a B.A. from McGill University. Margaret Johnson is a Principal of Morgan Stanley and MSAM and a Portfolio Manager in MSAM's Institutional Equity Group. She joined MSAM in 1984. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Mr. Feuerman and Ms. Johnson have shared primary responsibility for managing the Portfolio's assets since its inception.

VALUE PORTFOLIO -- Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from the University of Notre Dame. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Equity Portfolio in 1994. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since its inception. Mr. Kovich assumed responsibilities with the Value Portfolio in 1997.

EMERGING MARKETS DEBT PORTFOLIO -- Paul Ghaffari. Paul Ghaffari is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining MSAM, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. He holds a B.A. in

International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since its inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Managing Director of Morgan Stanley and MSAM, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Prior to joining MSAM, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. MSTC, Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the

Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

                                                                     Emerging
                    High            Equity                           Markets            Global
    Assets          Yield           Growth           Value             Debt             Equity
----------------------------------------------------------------------------------------------
  First $500        0.50%           0.55%            0.55%            0.80%             0.80%
   million
----------------------------------------------------------------------------------------------
  From $500
   million to       0.45%           0.50%            0.50%            0.75%             0.75%
   $1 billion
----------------------------------------------------------------------------------------------
  More than         0.40%           0.45%            0.45%            0.70%             0.70%
   $1 billion


However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
High Yield.............................................           0.80%
Equity Growth..........................................           0.85%
Value..................................................           0.85%
Global Equity..........................................           1.15%
Emerging Markets Debt..................................           1.30%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the periods ended December 31, 1997, the Portfolio turnover rates for the Equity Growth and Emerging Markets Debt Portfolios were 172%, and 173%, respectively. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                                  Corresponding
                             Corresponding MSIF     MAS Funds
     Fund Portfolio               portfolio         portfolio
     --------------         --------------------- -------------
     High Yield                                    High Yield
     Equity Growth              Equity Growth
     Value                                            Value
     Emerging Markets Debt  Emerging Markets Debt
     Global Equity              Global Equity

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                  Average      Average      Average
                                                                                   Annual       Annual       Annual
                            Total Return Total Return Total Return Total Return Total Return Total Return Total Return
                              One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years
                  Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended
Fund Name           Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97
---------         --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Equity Growth...   4/2/91      31.32%      149.21%      168.69%         NA         35.58%       21.86%         NA
Emerging Markets
 Debt...........   2/1/94      18.29%      126.72%         NA           NA         31.37%         NA           NA
Global Equity...   7/15/92     23.75%       80.38%      178.25%         NA         21.73%       22.71%         NA
MAS FUNDS:
High Yield......   2/28/89     15.98%       65.72%       91.86%         NA         18.34%       13.92%         NA
Value...........   11/5/84     23.38%      118.48%      158.50%      464.41%       29.76%       20.92%       18.89%
                    Average
                     Annual
                  Total Return
                     Since
Fund Name          Inception
---------         ------------
MSIF:
Equity Growth...     19.07%
Emerging Markets
 Debt...........     18.77%
Global Equity...     20.03%
MAS FUNDS:
High Yield......     12.14%
Value...........     18.01%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the Global Equity and High Yield Portfolios. Also, as of that date, Nationwide Life Insurance owned more than 25% of the Emerging Markets Debt Portfolio, General American Life Insurance owned more than 25% of the Equity Growth Portfolio, American General Life Insurance Company owned more than 25% of the Value and Equity Growth Portfolios and Fidelity Investments Life Insurance Company owned more than 25% of the Global Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Equity Growth, Value, Emerging Markets Debt and Global Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The High Yield Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolio is open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.             MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES TWO PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS SIXTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

Fixed Income                                             Emerging Markets Equity

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the two separate portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the Emerging Markets Equity Portfolio. MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the Fixed Income Portfolio. MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                          PAGE
                                                                            ----

FINANCIAL HIGHLIGHTS                                                          3
--------------------

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                                                           4

-------------------
     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                   4
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                          6
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                21
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                       21
----------------------

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                             26
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                              FIXED INCOME         EMERGING MARKETS EQUITY
                                PORTFOLIO                 PORTFOLIO
                           ------------------- --------------------------------
                               PERIOD FROM      YEAR ENDED      PERIOD FROM
SELECTED PER SHARE DATA    JANUARY 2, 1997* TO DECEMBER 31, OCTOBER 1, 1996* TO
AND RATIOS                  DECEMBER 31, 1997      1997      DECEMBER 31, 1996
-----------------------    ------------------- ------------ -------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD..........        $ 10.00         $  9.78          $ 10.00
                                 -------         -------          -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...           0.46            0.04             0.01
 Net Realized and
  Unrealized Gain
  (Loss).................           0.53             --             (0.21)
                                 -------         -------          -------
 Total From Investment
  Operations.............           0.99            0.04            (0.20)
                                 -------         -------          -------
DISTRIBUTIONS
 Net Investment Income...          (0.45)          (0.07)           (0.02)
 Net Realized Gain.......          (0.13)          (0.02)              --
 In Excess of Net Real-
  ized Gain..............             --           (0.28)              --
                                 -------         -------          -------
 Total Distributions.....          (0.58)          (0.37)           (0.02)
                                 -------         -------          -------
NET ASSET VALUE, END OF
 PERIOD..................        $ 10.41         $  9.45          $  9.78
                                 =======         =======          =======
TOTAL RETURN.............           9.93%           0.52%           (2.03)%
                                 =======         =======          =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (000's).................        $12,760         $34,098          $11,789
Ratio of Expenses to
 Average Net Assets......           0.70%**         1.80%            1.79%**
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense and Foreign Tax
 Expense.................             --            1.75%            1.75%**
Ratio of Net Investment
 Income to Average Net
 Assets..................           5.66%**         0.47%            0.32%
Portfolio Turnover Rate..            185%             87%               9%
Average Commission Rate
 Per Share...............             --         $0.0018          $0.0013
 As a Percentage of Trade
  Amount.................             --            0.40%            0.45%
-------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to Net
  Investment Income......        $  0.08         $  0.17          $  0.08
Ratios Before Expense
 Limitation:
 Expenses to Average Net
  Assets.................           1.71%**         4.12%            6.17%**
 Net Investment Income
  (Loss) to Average Net
  Assets.................           4.65%**        (1.84)%          (4.06)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES
-------------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, MBSs, Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIOS' INVESTMENTS
---------------------------

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the Emerging Markets Equity Portfolio is a non-diversified portfolio and is permitted greater flexibility to invest its assets in the obligations of a single issuer, it is exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). The Portfolio may invest up to 50% of its assets in MBSs. The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities, CMOs, Derivatives, Foreign Currency Transactions, and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina              Botswana                          Brazil                      Bulgaria
Chile                  China (mainland                   Colombia                    Egypt
Ghana                   and Hong Kong)                   Greece                      Hungary
India                  Indonesia                         Israel                      Jamaica
Jordan                 Kenya                             Malaysia                    Mexico
Morocco                Nigeria                           Pakistan                    Peru
Philippines            Poland                            Russia                      Singapore
South Africa           South Korea                       Sri Lanka                   Taiwan
Thailand               Turkey                            Venezuela                   Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

SECURITIES AND INVESTMENT TECHNIQUES
------------------------------------

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the Fixed Income Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and
(iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). The Emerging Markets Equity Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Fixed Income Portfolio will not enter into futures to the extent that the Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolio's investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions (Options). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500 Stock Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan.

However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSSs Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The Emerging Markets Equity Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Emerging Markets Equity Portfolio may invest up to 25% of its total assets in Rule 144A Securities that are deemed to be liquid. The Fixed Income Portfolio may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase
Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSs. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Emerging Markets Equity Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment

Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
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The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

The Fixed Income Portfolio is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, the Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Emerging Markets Equity Portfolio. MAS serves as the Adviser for the Fixed Income Portfolio. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

       PORTFOLIO ADVISORY FEES

                                     Emerging
                              Fixed  Markets
  Assets                      Income  Equity
---------------------------------------------
  First $500 million          0.40%   1.25%
---------------------------------------------
  From $500 million to $1
   billion                    0.35%   1.20%
---------------------------------------------
  More than $1 billion        0.30%   1.15%

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Fixed Income...........................................           0.70%
Emerging Markets Equity................................           1.75%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the period ended December 31, 1997, the Portfolio turnover rate for the Fixed Income Portfolio was 185%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                               Corresponding
                               Corresponding     MAS Funds
     Fund Portfolio            MSIF portfolio    portfolio
     --------------           ---------------- -------------
     Fixed Income                              Fixed Income
     Emerging Markets Equity  Emerging Markets

Past investment performance of the Class A Shares of the MSIF Emerging Markets Portfolio and the Institutional Class Shares of the Fixed Income Portfolio of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF Emerging Markets Portfolio and the Institutional Class Shares of the Fixed Income Portfolio of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                 Average      Average      Average
                                                                                  Annual       Annual       Annual      Average
                           Total Return Total Return Total Return Total Return Total Return Total Return Total Return    Annual
                             One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years   Total Return
                 Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name          Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------        --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Emerging
 Markets........  9/25/92    (1.03)%      (3.09)%       62.71%         NA        (1.04)%       10.23%         NA         10.13%
MAS FUNDS:
Fixed Income.... 11/14/84      9.61%       40.07%       50.75%      157.81%       11.89%        8.56%       9.93%        10.92%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, General American Life Insurance and Allmerica Financial Life Insurance & Annuity Company each owned more than 25% of the outstanding voting securities of the Fixed Income Portfolio and New York Life Insurance and Annuity Corporation owned more than 25% of the Emerging Markets Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES
----------------

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. The Emerging Markets Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Fixed Income Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolio is open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                     MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.             MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES THREE PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS FIFTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

High Yield                   Emerging Markets Equity
International Magnum

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE HIGH YIELD PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the three separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the International Magnum and Emerging Markets Equity Portfolios. MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the High Yield Portfolio. MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                          PAGE

FINANCIAL HIGHLIGHTS                                                           3
--------------------

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                                                            4
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                    4
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                           7
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                 22
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                        23
----------------------

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                              28
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                              HIGH YIELD         INTERNATIONAL           EMERGING MARKETS EQUITY
                               PORTFOLIO       MAGNUM PORTFOLIO                 PORTFOLIO
                          ------------------- ------------------- -------------------------------------
                              PERIOD FROM         PERIOD FROM                           PERIOD FROM
SELECTED PER SHARE DATA   JANUARY 2, 1997* TO JANUARY 2, 1997* TO    YEAR ENDED     OCTOBER 1, 1996* TO
AND RATIOS                 DECEMBER 31, 1997   DECEMBER 31, 1997  DECEMBER 31, 1997  DECEMBER 31, 1996
-----------------------   ------------------- ------------------- ----------------- -------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........        $ 10.00             $ 10.00            $  9.78            $ 10.00
                                -------             -------            -------            -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..           0.63                0.13               0.04               0.01
 Net Realized and
  Unrealized Gain
  (Loss)................           0.72                0.59                 --              (0.21)
                                -------             -------            -------            -------
 Total From Investment
  Operations............           1.35                0.72               0.04              (0.20)
                                -------             -------            -------            -------
DISTRIBUTIONS
 Net Investment Income..          (0.63)              (0.32)             (0.07)            (0.02)
 Net Realized Gain......          (0.13)              (0.02)             (0.02)                --
 In Excess of Net Real-
  ized Gain.............             --                  --              (0.28)                --
                                -------             -------            -------            -------
 Total Distributions....          (0.76)              (0.34)             (0.37)             (0.02)
                                -------             -------            -------            -------
NET ASSET VALUE, END OF
 PERIOD.................        $ 10.59             $ 10.38            $  9.45            $  9.78
                                =======             =======            =======            =======
TOTAL RETURN............          13.53%               7.31%              0.52%             (2.03)%
                                =======             =======            =======            =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000's).........        $12,490             $18,855            $34,098            $11,789
Ratio of Expenses to
 Average Net Assets.....           0.81%**             1.16%**            1.80%              1.79%**
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense................           0.80%**             1.15%**              --                 --
Ratio of Expenses to
 Average Net Assets
 Excluding Interest
 Expense and
 Foreign Tax Expense....             --                  --               1.75%              1.75%**
Ratio of Net Investment
 Income to Average Net
 Assets.................           7.41%**             1.43%**            0.47%              0.32%**
Portfolio Turnover
 Rate...................             78%                 41%                87%                 9%
Average Commission Rate
 Per Share..............             --             $0.0181            $0.0018            $0.0013
 As a Percentage of
  Trade Amount..........             --                0.20%              0.40%              0.45%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to
  Net Investment
  Income................        $  0.08             $  0.15            $  0.17            $  0.08
Ratios Before Expense
 Limitation:
 Expenses to Average Net
  Assets................           1.68%**             2.78%**            4.12%              6.17%**
 Net Investment Income
  (Loss) to Average Net
  Assets................           6.53%**            (0.19)%**          (1.84)%            (4.06)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined herein).

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIOS' INVESTMENTS
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INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the International Magnum and Emerging Markets Equity Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, SMBSs, CMOs, Derivatives, and may engage in Loans of Portfolio Securities. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase Common Stocks and other Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest primarily are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country" and collectively the "EAFE countries"). The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on a stock exchange in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not listed on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) Fixed Income Securities, Foreign Currency Transactions, Investment Company Securities, Temporary Investments, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Funds with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, money market funds and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed

Income Securities that are not Investment Grade Securities. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina              Botswana                          Brazil                      Bulgaria
Chile                  China (mainland                   Colombia                    Egypt
Ghana                   and Hong Kong)                   Greece                      Hungary
India                  Indonesia                         Israel                      Jamaica
Jordan                 Kenya                             Malaysia                    Mexico
Morocco                Nigeria                           Pakistan                    Peru
Philippines            Poland                            Russia                      Singapore
South Africa           South Korea                       Sri Lanka                   Taiwan
Thailand               Turkey                            Venezuela                   Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques-- Russian Securities."

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect

U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity.

Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of the High Yield Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

INSTRUMENTS AND INVESTMENTS

ABSs. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRs. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOs. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each of the International Magnum and Emerging Markets Equity Portfolios will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The High Yield Portfolio will not enter into futures to the extent that the Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions (Options). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500 Stock Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S.

dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following table provides a summary of ratings assigned to all U.S. and foreign debt holdings of the High Yield Portfolio, the only Portfolio with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate a Portfolio's current or future debt holdings.

                             HIGH YIELD PORTFOLIO+

QUALITY
  AAA        23.22%
  AA          0.00%
  A           0.00%
  BBB         4.31%
  BB         50.36%
  B          19.44%
  CCC         0.17%
  Not Rated   2.49%
   B          2.49%*
TOTAL       100.00%**

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+Ratings by S&P
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
**The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. In addition, the High Yield Portfolio may lend its portfolio securities to certain institutional investors. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The International Magnum and Emerging Markets Equity Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. International Magnum and Emerging Markets Equity Portfolios may each invest up to 25% of their total assets in Rule 144A Securities that are deemed to be liquid. The High Yield Portfolio may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSs. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The International Magnum and Emerging Markets Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
-----------------------------

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

The High Yield Portfolio is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, the Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the International Magnum and Emerging Markets Equity Portfolios. MAS serves as the Adviser for the High Yield Portfolio. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses-- securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

HIGH YIELD PORTFOLIO -- Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Robert Angevine, a Principal of Morgan Stanley and the Portfolio Manager for high yield investments, joined Morgan Stanley in October 1988. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Messrs. Esser, Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since its inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich, a Managing Director of Morgan Stanley and MSAM, joined MSAM in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

                                       Emerging
                   High  International Markets
  Assets           Yield    Magnum      Equity
-----------------------------------------------
  First $500 mil-
   lion            0.50%     0.80%      1.25%
-----------------------------------------------
  From $500
   million to
   $1 billion      0.45%     0.75%      1.20%
-----------------------------------------------
  More than $1
   billion         0.40%     0.70%      1.15%

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
High Yield.............................................          0.80%
International Magnum...................................          1.15%
Emerging Markets Equity................................          1.75%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees;

expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although the Portfolios will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds. PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                                   Corresponding
                               Corresponding MSIF    MAS Funds
     Fund Portfolio                portfolio         portfolio
     --------------           -------------------- -------------
     High Yield                                     High Yield
     International Magnum     International Magnum
     Emerging Markets Equity    Emerging Markets

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Fund as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the High Yield Portfolio of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                 Average      Average      Average
                                                                                  Annual       Annual       Annual      Average
                           Total Return Total Return Total Return Total Return Total Return Total Return Total Return    Annual
                             One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years   Total Return
                 Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name          Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------        --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
International
 Magnum.........  3/15/96      6.58%         NA           NA           NA           NA           NA           NA          8.28%
Emerging
 Markets........  9/25/92    (1.03)%      (3.09)%       62.71%         NA        (1.04)%       10.23%         NA         10.13%
MAS FUND:
High Yield......  2/28/89     15.98%       65.72%       91.86%         NA         18.34%       13.92%         NA         12.14%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the High Yield Portfolio. Also, as of that date, General American Life Insurance and American General Life Insurance Company each owned more than 25% of the International Magnum Portfolio and New York Life Insurance and Annuity Corporation owned more than 25% of the Emerging Markets Equity Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES
----------------

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the International Magnum and Emerging Markets Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The High Yield Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolio is open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.             MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES SIX PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS TWELVE OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE PORTFOLIOS:

Fixed Income    Value
High Yield      Global Equity
Equity Growth   Emerging Markets Equity

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE HIGH YIELD PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the six separate investment portfolios (each, a "Portfolio") has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

Equity Growth    Emerging Markets  Equity
Global Equity


MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the following
Portfolios:

Fixed Income    Value
High Yield

MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                          PAGE
                                                                            ----

FINANCIAL HIGHLIGHTS                                                           3
--------------------

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES                                                            4
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                    5
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                           8
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                 24
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                        24
----------------------

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                              29
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS
--------------------

The following table provides audited financial highlights for the Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                                                         EQUITY                       GLOBAL
                          FIXED INCOME   HIGH YIELD      GROWTH         VALUE         EQUITY          EMERGING MARKETS
                           PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO         EQUITY PORTFOLIO
                          ------------  ------------  ------------   ------------  ------------   -------------------------
                          PERIOD FROM   PERIOD FROM   PERIOD FROM    PERIOD FROM   PERIOD FROM                 PERIOD FROM
                           JANUARY 2,    JANUARY  2    JANUARY 2,     JANUARY 2,    JANUARY 2,                  OCTOBER 1,
                            1997* TO      1997* TO      1997* TO       1997* TO      1997* TO      YEAR ENDED    1996* TO
SELECTED PER SHARE DATA   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31, DECEMBER 31,
AND RATIOS                    1997          1997          1997           1997          1997           1997         1996
-----------------------   ------------  ------------  ------------   ------------  ------------   ------------ ------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........    $ 10.00       $ 10.00       $ 10.00        $ 10.00       $ 10.00        $  9.78      $ 10.00
                            -------       -------       -------        -------       -------        -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.46          0.63          0.02           0.10          0.08           0.04         0.01
 Net Realized and
  Unrealized Gain
  (Loss)................       0.53          0.72          3.27           1.99          1.92             --        (0.21)
                            -------       -------       -------        -------       -------        -------      -------
 Total From Investment
  Operations............       0.99          1.35          3.29           2.09          2.00           0.04        (0.20)
                            -------       -------       -------        -------       -------        -------      -------
DISTRIBUTIONS
 Net Investment Income..      (0.45)        (0.63)        (0.02)         (0.10)        (0.08)         (0.07)      (0.02)
 In Excess of Net In-
  vestment Income.......         --            --            --           0.00 +          --             --           --
 Net Realized Gain......      (0.13)        (0.13)        (0.53)         (0.21)        (0.18)         (0.02)          --
 In Excess of Net Real-
  ized Gain.............         --            --            --           0.00 +          --          (0.28)          --
                            -------       -------       -------        -------       -------        -------      -------
 Total Distributions....      (0.58)        (0.76)        (0.55)         (0.31)        (0.26)         (0.37)       (0.02)
                            -------       -------       -------        -------       -------        -------      -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 10.41       $ 10.59       $ 12.74        $ 11.78       $ 11.74        $  9.45      $  9.78
                            =======       =======       =======        =======       =======        =======      =======
TOTAL RETURN............       9.93%        13.53%        33.05%         20.98%        20.04%          0.52%       (2.03)%
                            =======       =======       =======        =======       =======        =======      =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000's).........    $12,760       $12,490       $12,419        $14,664       $14,707        $34,098      $11,789
Ratio of Expenses to
 Average Net Assets.....       0.70%**       0.81%**       0.85%**        0.85%**       1.15%**        1.80%        1.79%**
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense................         --          0.80%**         --             --            --             --           --
Ratio of Expenses to
 Average Net Asset,
 Excluding Interest
 Expense and Foreign Tax
 Expense................         --            --            --             --            --           1.75%        1.75%**
Ratio of Net Investment
 Income to Average Net
 Assets.................       5.66%**       7.41%**       0.41%**        1.70%**       1.24%**        0.47%        0.32%**
Portfolio Turnover
 Rate...................        185%           78%          172%            34%           20%            87%           9%
Average Commission Rate
 Per Share..............         --            --       $0.0542        $0.0585       $0.0350        $0.0018      $0.0013
 As a Percentage of
  Trade Amount..........         --            --            --             --          0.25%          0.40%        0.45%
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to
  Net Investment
  Income................    $  0.08       $  0.08       $  0.07        $  0.06       $  0.09        $  0.17      $  0.08
Ratios Before Expense
 Limitation:
 Expenses to Average Net
  Assets................       1.71%**       1.68%**       2.05%**        1.87%**       2.43%**        4.12%        6.17%**
 Net Investment Income
  (Loss) to Average Net
  Assets................       4.65%**       6.53%**      (0.80)%**       0.68%**      (0.04)%**      (1.84)%      (4.06)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized
 +Amount is less than $0.01 per share.

PORTFOLIO SUMMARIES
-------------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, MBSs, Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

EQUITY GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

INVESTOR PROFILE: The Portfolio is designed for those who want to be invested in the stock market for its long-term growth potential and who want to diversify over a large number of individual stocks.

RISK PROFILE: Moderate to high potential risk and reward. An investor in the Portfolio should be comfortable with the volatility of the U.S. stock market and be able to ride out market fluctuations in anticipation of greater long-term growth.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.


THE PORTFOLIOS' INVESTMENTS
---------------------------

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the Emerging Markets Equity Portfolio is a non-diversified portfolio and is permitted greater flexibility to invest its assets in the obligations of a single issuer, it is exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.


FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). The Portfolio may invest up to 50% of its assets in MBSs. The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities, CMOs, Derivatives, Foreign Currency Transactions, and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income

Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, SMBSs, CMOs, Derivatives, and may engage in Loans of Portfolio Securities. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

EQUITY GROWTH PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may also invest in Foreign Currency Transactions, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Money Market Instruments, Investment Company Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Fixed Income Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Portfolio will focus its investments on Equity Securities of medium and large capitalization U.S. corporations and, subject to an overall 25% limit, Foreign Equities. The Portfolio may invest in securities of foreign issuers directly or in the form of Depositary Receipts. Since the Portfolio invests in both Common Stocks and Convertible Securities (when due to market conditions, it is more advantageous to purchase Convertible Securities), the risks of investing in the general equity markets may be tempered to a degree by the Portfolio's investments in Convertible Securities which are often not as volatile as Common Stocks.

The Adviser employs a flexible and eclectic investment process in pursuit of the Portfolio's investment objectives. In selecting stocks for the Portfolio, the Adviser concentrates on a universe of rapidly growing, high-quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Portfolio is not restricted to investments in specific market sectors. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio may invest in any Equity Security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

In selecting investments for the Portfolio, the Adviser emphasizes individual security selection. The Portfolio's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Portfolio has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Portfolio's objective by selling recently purchased securities which have increased in value.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the Standard & Poor's Ratings Group ("S&P") 500 Stock Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Foreign Currency Transactions, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities and Private Placements, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries subjects the Portfolio to additional risk, see "Securities and Investment Techniques" below.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina              Botswana                          Brazil                      Bulgaria
Chile                  China (mainland                   Colombia                    Egypt
Ghana                   and Hong Kong)                   Greece                      Hungary
India                  Indonesia                         Israel                      Jamaica
Jordan                 Kenya                             Malaysia                    Mexico
Morocco                Nigeria                           Pakistan                    Peru
Philippines            Poland                            Russia                      Singapore
South Africa           South Korea                       Sri Lanka                   Taiwan
Thailand               Turkey                            Venezuela                   Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of a Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend-paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRS. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each of the Equity Growth, Global Equity and Emerging Markets Equity Portfolios will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Fixed Income, High Yield and Value Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions ("Options"). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following table provides a summary of ratings assigned to all debt holdings of the High Yield Portfolio, the only Portfolio with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate a Portfolio's current or future debt holdings.

                             HIGH YIELD PORTFOLIO+

QUALITY
  AAA          23.22%
  AA            0.00%
  A             0.00%
  BBB           4.31%
  BB           50.36%
  B            19.44%
  CCC           0.17%
  Not Rated     2.49%
   B           2.49%*
TOTAL       100.00%**

-------
 + Ratings by S&P
 * The Adviser believes that these non-rated securities are equivalent to the rating indicated.
** The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. In addition, the High Yield Portfolio may lend its portfolio securities to certain institutional investors. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSs. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The Emerging Markets Equity
Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Emerging Markets Equity Portfolio may invest up to 25% of its total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase

Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSs. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Equity Growth, Global Equity and Emerging Markets Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
-----------------------------

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the Emerging Markets Equity Portfolio) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Equity Growth, Global Equity and Emerging Markets Equity Portfolios. MAS serves as the Adviser for the Fixed Income, High Yield and Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge,

West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

HIGH YIELD PORTFOLIO -- Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Robert Angevine, a Principal of Morgan Stanley and the Portfolio Manager for high yield investments, joined Morgan Stanley in October 1988. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Information about Thomas L. Bennett is included under Fixed Income Portfolio above. Messrs. Esser, Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since its inception.

EQUITY GROWTH PORTFOLIO -- Kurt Feuerman and Margaret K. Johnson. Kurt Feuerman is a Managing Director of Morgan Stanley and MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University, and a B.A. from McGill University. Margaret Johnson is a Principal of Morgan Stanley and MSAM and a Portfolio Manager in MSAM's Institutional Equity Group. She joined MSAM in 1984. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Mr. Feuerman and Ms. Johnson have shared primary responsibility for managing the Portfolio's assets since its inception.

VALUE PORTFOLIO -- Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from the University of Notre Dame. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Equity Portfolio in 1994. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since its inception. Mr. Kovich assumed responsibilities with the Value Portfolio in 1997.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Managing Director of Morgan Stanley and MSAM, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Prior to joining MSAM, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.


OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

================================================================================
                                                                    Emerging
                         Fixed    High    Equity           Global   Markets
  Assets                 Income   Yield   Growth   Value   Equity    Equity
--------------------------------------------------------------------------------
  First $500 million     0.40%    0.50%   0.55%    0.55%   0.80%     1.25%
--------------------------------------------------------------------------------
  From $500 million to
   $1 billion            0.35%    0.45%   0.50%    0.50%   0.75%     1.20%
--------------------------------------------------------------------------------
  More than $1 billion   0.30%    0.40%   0.45%    0.45%   0.70%     1.15%
================================================================================

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Fixed Income...........................................           0.70%
High Yield.............................................           0.80%
Equity Growth..........................................           0.85%
Value..................................................           0.85%
Global Equity..........................................           1.15%
Emerging Markets Equity................................           1.75%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the period ended December 31, 1997, the Portfolio turnover rates for the Fixed Income and Equity Growth Portfolios were 185% and 172%, respectively. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                               Corresponding
                               Corresponding     MAS Funds
     Fund Portfolio            MSIF portfolio    portfolio
     --------------           ---------------- -------------
     Fixed Income                              Fixed Income
     High Yield                                 High Yield
     Equity Growth             Equity Growth
     Value                                         Value
     Global Equity             Global Equity
     Emerging Markets Equity  Emerging Markets

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                 Average      Average      Average
                                                                                  Annual       Annual       Annual      Average
                           Total Return Total Return Total Return Total Return Total Return Total Return Total Return    Annual
                             One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years   Total Return
                 Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Since
Fund Name          Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    Inception
---------        --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Equity Growth...  4/2/91      31.32%      149.21%      168.69%         NA         35.58%       21.86%         NA         19.07%
Global Equity...  7/15/92     23.75%       80.38%      178.25%         NA         21.73%       22.71%         NA         20.03%
Emerging
 Markets........  9/25/92    (1.03)%      (3.09)%       62.71%         NA        (1.04)%       10.23%         NA         10.13%
MAS FUNDS:
Fixed Income.... 11/14/84      9.61%       40.07%       50.75%      157.81%       11.89%        8.56%        9.93%       10.92%
High Yield......  2/28/89     15.98%       65.72%       91.86%         NA         18.34%       13.92%         NA         12.14%
Value...........  11/5/84     23.38%      118.48%      158.50%      464.41%       29.76%       20.92%       18.89%       18.01%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the Global Equity and High Yield Portfolios. Also, as of that date, General American Life Insurance owned more than 25% of the Equity Growth and Fixed Income Portfolios, American General Life Insurance Company owned more than 25% of the Value and Equity Growth Portfolios, New York Life Insurance and Annuity Corporation owned more than 25% of the Emerging Markets Equity Portfolio, Fidelity Investments Life Insurance Company owned more than 25% of the Global Equity Portfolio and Allmerica Financial Life Insurance & Annuity Company owned more than 25% of the Fixed Income Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES
----------------

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Equity Growth, Value, Global Equity and Emerging Markets Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each of the Fixed Income and High Yield Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolios are open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.            MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THE FUND OFFERS 18 PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE FUND'S PORTFOLIOS:

U.S. FIXED INCOME PORTFOLIOS

Money Market    High Yield
Fixed Income

U.S. EQUITY PORTFOLIOS

Core Equity     Mid Cap Growth
Equity Growth   Mid Cap Value
Value           U.S. Real Estate

GLOBAL PORTFOLIOS

International Fixed Income     Emerging Markets Equity
Emerging Markets Debt          Asian Equity
Global Equity                  Latin American
International Magnum

ASSET ALLOCATION PORTFOLIOS

Balanced        Multi-Asset-Class

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES. THE MONEY MARKET PORTFOLIO ATTEMPTS TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE BUT THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

THE HIGH YIELD AND EMERGING MARKETS DEBT PORTFOLIOS MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. At present it offers 18 separate investment portfolios (each, a "Portfolio"), each with a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

Money Market                       International Magnum
Equity Growth                      Emerging Markets  Equity
U.S. Real Estate                   Asian Equity
Emerging Markets Debt              Latin American
Global Equity


MSAM conducts a worldwide investment advisory business. As of February 28, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the following
Portfolios:

Fixed Income    Mid Cap Value
High Yield      International Fixed  Income
Core Equity     Balanced
Value           Multi-Asset-Class
Mid Cap Growth

MAS's institutional investment advisory business was established in 1969. As of February 28, 1998, MAS managed assets of approximately $68.4 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                     PAGE

FINANCIAL HIGHLIGHTS____________________3

     Financial highlights tables as of December 31, 1997.

PORTFOLIO SUMMARIES_____________________5

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS_____________9

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES___19

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS__________35

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND_________________36

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES_______________________46

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following tables provide audited financial highlights for the Fixed Income, High Yield, Equity Growth, Value, Mid Cap Value, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity, and Asian Equity Portfolios for the periods presented. The audited financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Fund's other Portfolios were not active in the fiscal year ended December 31, 1997 and, therefore, financial highlights are not presented for these Portfolios. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                            FIXED INCOME         HIGH YIELD         EQUITY GROWTH           VALUE           MID CAP VALUE
                              PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                         ------------------- ------------------- ------------------- ------------------- -------------------
                             PERIOD FROM         PERIOD FROM         PERIOD FROM         PERIOD FROM         PERIOD FROM
SELECTED PER SHARE DATA  JANUARY 2, 1997* TO JANUARY 2, 1997* TO JANUARY 2, 1997* TO JANUARY 2, 1997* TO JANUARY 2, 1997* TO
AND RATIOS                DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
-----------------------  ------------------- ------------------- ------------------- ------------------- -------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD........        $ 10.00             $ 10.00             $ 10.00             $ 10.00             $ 10.00
                               -------             -------             -------             -------             -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment In-
  come.................           0.46                0.63                0.02                0.10                0.02
 Net Realized and
  Unrealized Gain......           0.53                0.72                3.27                1.99                4.05
                               -------             -------             -------             -------             -------
 Total From Investment
  Operations...........           0.99                1.35                3.29                2.09                4.07
                               -------             -------             -------             -------             -------
DISTRIBUTIONS
 Net Investment In-
  come.................          (0.45)              (0.63)              (0.02)              (0.10)              (0.02)
 In Excess of Net In-
  vestment Income......             --                  --                  --                0.00 +                --
 Net Realized Gain.....          (0.13)              (0.13)              (0.53)              (0.21)              (0.73)
 In Excess of Net Real-
  ized Gain............             --                  --                  --                0.00 +                --
                               -------             -------             -------             -------             -------
 Total Distributions...          (0.58)              (0.76)              (0.55)              (0.31)              (0.75)
                               -------             -------             -------             -------             -------
NET ASSET VALUE, END OF
 PERIOD................        $ 10.41             $ 10.59             $ 12.74             $ 11.78             $ 13.32
                               =======             =======             =======             =======             =======
TOTAL RETURN...........           9.93%              13.53%              33.05%              20.98%              40.93%
                               =======             =======             =======             =======             =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000's)........        $12,760             $12,490             $12,419             $14,664             $11,461
Ratio of Expenses to
 Average Net Assets....           0.70%**             0.81%**             0.85%**             0.85%**             1.05%**
Ratio of Expenses to
 Average Net Assets,
 Excluding Interest
 Expense...............             --                0.80%**               --                  --                  --
Ratio of Net Investment
 Income to Average Net
 Assets................           5.66%**             7.41%**             0.41%**             1.70%**             0.19%**
Portfolio Turnover
 Rate..................            185%                 78%                172%                 34%                141%
Average Commission Rate
 Per Share.............             --                  --             $0.0542             $0.0585             $0.0490
 As a Percentage of
  Trade Amount.........             --                  --                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period:
 Per Share Benefit to
  Net Investment
  Income...............        $  0.08             $  0.08             $  0.07             $  0.06             $  0.08
Ratios Before Expense
 Limitation:
 Expenses to Average
  Net Assets...........           1.71%**             1.68%**             2.05%**             1.87%**             2.13%**
 Net Investment Income
  (Loss) to Average Net
  Assets...............           4.65%**             6.53%**            (0.80)%**            0.68%**            (0.89)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized
 +Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                              U.S. REAL      EMERGING       GLOBAL      INTERNATIONAL                                 ASIAN
                                ESTATE     MARKETS DEBT     EQUITY         MAGNUM       EMERGING MARKETS EQUITY       EQUITY
                              PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO            PORTFOLIO            PORTFOLIO
                             ------------  ------------  ------------   -------------  -------------------------   ------------
                             PERIOD FROM   PERIOD FROM   PERIOD FROM     PERIOD FROM                PERIOD FROM    PERIOD FROM
                               MARCH 3,      JUNE 16,     JANUARY 2,     JANUARY 2,                  OCTOBER 1,      MARCH 3,
                               1997* TO      1997* TO      1997* TO       1997* TO      YEAR ENDED    1996* TO       1997* TO
SELECTED PER SHARE DATA AND  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,   DECEMBER 31,
RATIOS                           1997          1997          1997           1997           1997         1996           1997
---------------------------  ------------  ------------  ------------   -------------  ------------ ------------   ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................    $ 10.00       $ 10.00       $ 10.00         $ 10.00       $  9.78      $ 10.00        $ 10.00
                               -------       -------       -------         -------       -------      -------        -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income....       0.17          0.28          0.08            0.13          0.04         0.01           0.01
  Net Realized and
   Unrealized Gain (Loss)..       1.61         (0.22)         1.92            0.59            --        (0.21)         (4.36)
                               -------       -------       -------         -------       -------      -------        -------
    Total From Investment
     Operations............       1.78          0.06          2.00            0.72          0.04        (0.20)         (4.35)
                               -------       -------       -------         -------       -------      -------        -------
DISTRIBUTIONS
  Net Investment Income....      (0.17)        (0.27)        (0.08)          (0.32)        (0.07)      (0.02)          (0.01)
  Net Realized Gain........      (0.20)        (0.02)        (0.18)          (0.02)        (0.02)          --             --
  In Excess of Net Realized
   Gain....................         --         (0.10)           --              --         (0.28)          --             --
                               -------       -------       -------         -------       -------      -------        -------
    Total Distributions....      (0.37)        (0.39)        (0.26)          (0.34)        (0.37)       (0.02)         (0.01)
                               -------       -------       -------         -------       -------      -------        -------
NET ASSET VALUE, END OF
 PERIOD....................    $ 11.41       $  9.67       $ 11.74         $ 10.38       $  9.45      $  9.78        $  5.64
                               =======       =======       =======         =======       =======      =======        =======
TOTAL RETURN...............      17.99%         0.76%        20.04%           7.31%         0.52%       (2.03)%       (43.52)%
                               =======       =======       =======         =======       =======      =======        =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (000's)...................    $13,055       $26,378       $14,707         $18,855       $34,098      $11,789        $12,571
Ratio of Expenses to
 Average Net Assets........       1.10%**       1.35%**       1.15%**         1.16%**       1.80%        1.79%**        1.35%**
Ratio of Expenses to
 Average Net Assets
 Excluding Interest
 Expense...................         --          1.30%**         --            1.15%**         --           --             --
Ratio of Expenses to
 Average Net Assets
 Excluding Interest Expense
 and Foreign Tax Expense...         --            --            --              --          1.75%        1.75%**        1.20%**
Ratio of Net Investment
 Income to Average Net
 Assets....................       3.14%**       8.10%**       1.24%**         1.43%**       0.47%        0.32%**        0.32%**
Portfolio Turnover Rate....        114%          173%           20%             41%           87%           9%           130%
Average Commission Rate
  Per Share................    $0.0542            --       $0.0350         $0.0181       $0.0018      $0.0013        $0.0134
  As a Percentage of Trade
   Amount..................         --            --          0.25%           0.20%         0.40%        0.45%          0.50%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the
 Period:
  Per Share Benefit to Net
   Investment Income.......    $  0.07       $  0.02       $  0.09         $  0.15       $  0.17      $  0.08        $  0.07
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets..................       2.32%**       2.06%**       2.43%**         2.78%**       4.12%        6.17%**        3.10%**
  Net Investment Income
   (Loss) to Average Net
   Assets..................       1.92%**       7.39%**      (0.04)%**       (0.19)%**     (1.84)%      (4.06)%**      (1.43)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

U.S. FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO

OBJECTIVE AND STRATEGY: Maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality Money Market Instruments with effective maturities of 397 days or less. While the Portfolio is managed with the goal of keeping its share price stable at $1.00, there can be no assurance this goal will be achieved. The rate of income will vary from day-to-day, generally reflecting short-term interest rates.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking to earn income at current money market rates while preserving the value of their investment.

RISK PROFILE: Low potential risk and reward. The Portfolio seeks a conservative rate of return in exchange for capital preservation.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, MBSs, Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

U.S. EQUITY PORTFOLIOS

CORE EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities of companies that are deemed by MAS to have earnings growth potential greater than the economy in general and greater than the expected rate of inflation.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of companies that represent a well-diversified exposure to the U.S. stock market.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in the stock market and economic conditions.

EQUITY GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

INVESTOR PROFILE: The Portfolio is designed for those who want to be invested in the stock market for its long-term growth potential and who want to diversify over a large number of individual stocks.

RISK PROFILE: Moderate to high potential risk and reward. An investor in the Portfolio should be comfortable with the volatility of the U.S. stock market and be able to ride out market fluctuations in anticipation of greater long-term growth.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

MID CAP GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital growth by investing primarily in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Ratings Group ("S&P") MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially greater long-term returns and who understand that investments in small- and medium-size companies may result in greater price fluctuations than the stock market in general.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

MID CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average total return from Common Stocks of medium-size companies that are deemed to be undervalued in the marketplace.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

GLOBAL PORTFOLIOS

INTERNATIONAL FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in investment grade Foreign Bonds and other Fixed Income Securities of foreign issuers and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between three and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from high-grade Foreign Bonds and willing to accept currency risk.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price can be expected to vary inversely to changes in prevailing interest rates. In addition, the performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY: High total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

INVESTOR PROFILE: The Portfolio is designed for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation.

RISK PROFILE: Very high potential risk and reward. The Portfolio's performance is subject to high risk and will not be required to meet a minimum rating standard and may purchase securities that are not rated for creditworthiness by any internationally recognized credit rating organization. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. In addition, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, risks in connection with registration, clearing and settlement of securities transactions and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined herein).

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including Foreign Investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including Emerging Market Country Securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

ASIAN EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest primarily in Equity Securities that are traded on recognized stock exchanges of countries in Asia and in Equity Securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets of Asian countries other than Japan.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in Equity Securities, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. Because the Portfolio invests in a small group of geographically and economically related countries, its performance is expected to be more volatile than more geographically diversified investment portfolios.

LATIN AMERICAN PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of Latin American issuers.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who wish to pursue their investment goals by investing in the markets of Latin America and who wish to include Emerging Market Country Securities in their portfolio. By including Latin American securities in their portfolio, investors can achieve additional diversification and participate in growth opportunities in the emerging market countries of Latin America.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risk. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. In addition, because the Portfolio presently intends to concentrate in Latin American issuers engaged in the telecommunications industry, its performance is exposed to increased risk of loss if this industry underperforms expectations. Investment in Emerging Market Country Securities often involves greater risk than other Foreign Investments. Because the Portfolio invests in a small group of geographically and economically related countries, its performance is expected to be more volatile than more geographically diversified investment portfolios.

ASSET ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Equity and Fixed Income Securities and Derivatives. The average weighted maturity of the fixed income portion of the Portfolio ordinarily will exceed five years and will usually be between three and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of both Equity Securities and a wide range of Fixed Income Securities.

When MAS judges the relative outlook for each asset class to be neutral, the mix of assets will be 60% Equity Securities and 40% Fixed Income Securities, although the Portfolio may hold between 45-75% Equity Securities and between 25-55% Fixed Income Securities.

The Adviser will continually review the Portfolio's holdings and rebalance the securities held by the Portfolio to attempt to maintain the appropriate asset mix.

RISK PROFILE: Moderate potential risk and reward. The Portfolio's equity investments will fluctuate with changes in the stock market and changes in the economy. The value of the Portfolio's Fixed Income Securities can be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MULTI-ASSET-CLASS PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Equity and Fixed Income Securities (including High Yield Securities) of domestic and foreign issuers and Derivatives. The average weighted maturity of the fixed income portion of the Portfolio will ordinarily exceed five years and will usually be between three and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of both Equity Securities of domestic and foreign issuers and a wide range of domestic and foreign Fixed Income Securities ranging from high yield to high grade.

When MAS judges the relative outlook for each asset class to be neutral, the mix of assets will be 50% in Equity Securities of domestic issuers, 14% in Equity Securities of foreign issuers, 24% in Fixed Income Securities of domestic issuers, 6% in Fixed Income Securities of foreign issuers, and 6% in High Yield Securities. However, the normal ranges for these different asset classes will be:

Equity Securities-domestic issuers        70%-30%
Equity Securities-foreign issuers          25%-5%
Fixed Income Securities-domestic issuers  60%-15%
Fixed Income Securities-foreign issuers    12%-0%
High Yield Securities                      12%-0%

The Adviser will continually review the Portfolio's holdings and actively rebalance the securities held by the Portfolio.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's Equity Securities will fluctuate with changes in the stock market and changes in the economy. The value of the Portfolio's Fixed Income Securities can be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Securities rated below investment grade, as well as unrated securities, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rating categories. In addition, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio, other than the Money Market Portfolio, will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. (The Money Market Portfolio expects to maintain a Net Asset Value ("NAV") of $1.00 per share but there can be no assurance of that result.) In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of foreign securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the International Fixed Income, International Magnum, U.S. Real Estate, Emerging Markets Equity, Emerging Markets Debt and Latin American Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

U.S. FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO

The Portfolio seeks to realize maximum current income and preserve capital while maintaining high levels of liquidity through investing in high-quality Money Market Instruments which have effective maturities of 397 days or less. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio is expected to maintain a net asset value of $1.00 per share, but there can be no assurance of this result.

The Portfolio utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). Accordingly, the Portfolio will limit its portfolio investments to those instruments that present minimal credit risks and are of "eligible quality" as determined by the Adviser under the supervision of the Board of Directors in accordance with regulations of the SEC, as they may from time to time be amended. For this purpose, "eligible quality" means a security rated in one of the two highest rating categories (i) by at least two nationally recognized statistical rating organizations (each, an "NRSRO") assigning a rating to the security or issuer, or (ii) if only one NRSRO has assigned a rating, by that NRSRO, or if the security is unrated, of comparable quality as determined by the Adviser. The Money Market Portfolio will not purchase any bank or corporate obligation unless it is rated at least Aa or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or AA or A-1 by S&P, or it is unrated, and in the determination of the Adviser, it is of comparable quality.

The Portfolio may invest in Repurchase Agreements, Reverse Repurchase Agreements to a limited extent, may purchase When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). The Portfolio may invest up to 50% of its assets in MBSs. The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities, CMOs, Derivatives, Foreign Currency Transactions, and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, SMBSs, CMOs, Derivatives, and may engage in Loans of Portfolio Securities. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

U.S. EQUITY PORTFOLIOS

CORE EQUITY PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Practices" below.

The Adviser's approach entails selecting Equity Securities of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation. The Adviser evaluates both short-term and long-term economic trends and their impact on corporate profits and the relative value offered by different sectors and securities within the equity markets. Individual securities are selected based on fundamental business and financial factors (such as earnings growth, financial position, price volatility, and dividend payment records) and the measurement of those factors relative to the current market price of the security.

EQUITY GROWTH PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may also invest in Foreign Currency Transactions, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Money Market Instruments, Investment Company Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Fixed Income Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Portfolio will focus its investments on Equity Securities of medium and large capitalization U.S. corporations and, subject to an overall 25% limit, Foreign Equities. The Portfolio may invest in securities of foreign issuers directly or in the form of Depositary Receipts. Since the Portfolio invests in both Common Stocks and Convertible Securities (when due to market conditions, it is more advantageous to purchase Convertible Securities), the risks of investing in the general equity markets may be tempered to a degree by the Portfolio's investments in Convertible Securities which are often not as volatile as Common Stocks.

The Adviser employs a flexible and eclectic investment process in pursuit of the Portfolio's investment objectives. In selecting stocks for the Portfolio, the Adviser concentrates on a universe of rapidly growing, high-quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Portfolio is not restricted to investments in specific market sectors. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio may invest in any Equity Security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

In selecting investments for the Portfolio, the Adviser emphasizes individual security selection. The Portfolio's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Portfolio has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Portfolio's objective by selling recently purchased securities which have increased in value.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the S&P 500 Stock Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

MID CAP GROWTH PORTFOLIO

The Portfolio seeks long-term capital growth by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market. Due to its emphasis on long-term capital growth, dividend income for the Portfolio may be lower than for the other equity Portfolios.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities of smaller and medium-size companies. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser uses a four-part process combining quantitative, fundamental and valuation analysis with a strict sales discipline. Equity Securities that pass an initial screen based on estimate revisions undergo detailed fundamental research. Valuation analysis is used to eliminate the most over-valued securities. Holdings are sold when their estimate-revision scores fall to unacceptable levels, when fundamental research uncovers unfavorable trends, or when their valuations exceed the level that the Adviser believes is reasonable given their growth prospects.

MID CAP VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Equity Securities of mid-cap companies deemed to be under-valued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Common Stocks that are deemed to be relatively under-valued at the time of purchase based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. Risks relating to investments in securities of issuers primarily engaged in the real estate industry are similar to those of direct investments in real estate and include fluctuations in real estate values, changes in zoning laws, increases in property taxes, environmental risks, and increases in interest rates. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolio's investments.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the S&P 500. A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. The Portfolio will invest primarily in Equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. The Portfolio may also invest in Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. Risks associated with investments in REITs include changes in the values of their underlying properties and defaults by borrowers or tenants. In addition, some REITs are not diversified and their value may be affected by events related to a small number of properties.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets that are Investment Grade Securities, high-quality Money Market Instruments such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

GLOBAL PORTFOLIOS

INTERNATIONAL FIXED INCOME PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in investment grade Foreign Bonds and other Fixed Income Securities of foreign issuers. Under normal circumstances, at least 95% of the Fixed Income Securities in which the Portfolio will invest will be Investment Grade Securities. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between three and fifteen years. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in Fixed Income Securities of issuers in at least three countries other than the United States, including Emerging Market Country Securities and Eastern European Securities. Derivatives may be used to represent country investments.

The Portfolio may also invest in U.S. Fixed Income Securities, Foreign Currency Transactions, Investment Funds, Investment Company Securities, Loan Participations and Assignments, Preferred Stock, When-Issued and Delayed Delivery Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to manage the duration, country, and currency exposure of the Portfolio by combining fundamental research on relative values with analyses of economic, interest-rate, and exchange-rate trends. The Adviser will invest in MBSs and Corporate Bonds when it believes they offer the most value, although most foreign currency denominated investments are in Fixed Income Securities issued by governments or supranational organizations. For other information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Foreign Fixed Income Investing," "Non-Diversified Status," "Emerging Markets Investing," "Mortgage Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

EMERGING MARKETS DEBT PORTFOLIO

The Portfolio seeks high total return by investing primarily in Fixed Income Securities of issuers in emerging market countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers.

The Portfolio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries, Brady Bonds, Zero Coupon, Pay-In-Kind or Deferred Payment Securities, Depositary Receipts, Foreign Currency Transactions, Investment Company Securities, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, Temporary Investments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, When-Issued or Delayed Delivery Securities, Zero Coupons and Derivatives, and may engage in Loans of Portfolio Securities.

The Portfolio may also invest up to 5% of its total assets in MBSs, CMOs and in other ABSs issued by non-governmental entities, such as banks and other financial institutions. Also, the Portfolio may engage in Borrowing. For a discussion of certain considerations and risks associated with Borrowing, see "Securities and Investment Techniques" below.

The Adviser's approach is to invest the Portfolio's assets in Emerging Market Country Fixed Income Securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in Emerging Market Country Fixed Income Securities will be made primarily in some or all of the following emerging market countries:

Algeria                Argentina                      Brazil                   Bulgaria
Chile                  China (mainland                Colombia                 Costa Rica
Czech Republic          and Hong Kong)                Democratic               Dominican
Ecuador                Egypt                           Republic                 Republic
Greece                 Hungary                         of Congo                India
Indonesia              Ivory Coast                    Jamaica                  Jordan
Malaysia               Mexico                         Morocco                  Nicaragua
Nigeria                Pakistan                       Panama                   Paraguay
Peru                   Philippines                    Poland                   Russia
Slovakia               South Africa                   Thailand                 Trinidad
Tunisia                Turkey                         Uruguay                   & Tobago
Venezuela

In selecting Emerging Market Country Fixed Income Securities for investment by the Portfolio, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in Fixed Income Securities in other countries develop, the Portfolio expects to expand and further diversify the universe of emerging market countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

Interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by governments, government agencies or instrumentalities, political subdivisions or government owned, controlled or sponsored entities involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "Investment Companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in Fixed Income Securities of governments, and government-related and restructured Fixed Income Securities are subject to special risks, including the inability or unwillingness of the issuer to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such Fixed Income Securities.

The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar is not restricted and will vary depending on market conditions. Although the Portfolio is permitted to engage in investment practices to hedge against currency exchange rate risks with respect to such assets, the Portfolio may be limited in its ability to hedge against these risks.

Emerging Market Country Fixed Income Securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. These types of Fixed Income Securities (with risks similiar to High Yield Securities) are predominantly speculative and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of Fixed Income Securities of foreign issuers, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which the Fixed Income Securities of a foreign issuer is denominated.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Foreign Currency Transactions, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities and Private Placements, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries subjects the Portfolio to additional risk, see "Securities and Investment Techniques" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase Common Stocks and other Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest primarily are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country" and collectively the "EAFE countries"). The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on a stock exchange in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not listed on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) Fixed Income Securities, Foreign Currency Transactions, Investment Company Securities, Temporary Investments, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Funds with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, money market funds and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed Income Securities that are not Investment Grade Securities. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Brady Bonds, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 20% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). As of the date of this Prospectus, less than 5% of the Portfolio's total assets were invested in High Yield Securities. For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina              Botswana                           Brazil                      Bulgaria
Chile                  China (mainland                    Colombia                    Egypt
Ghana                   and Hong Kong)                    Greece                      Hungary
India                  Indonesia                          Israel                      Jamaica
Jordan                 Kenya                              Malaysia                    Mexico
Morocco                Nigeria                            Pakistan                    Peru
Philippines            Poland                             Russia                      Singapore
South Africa           South Korea                        Sri Lanka                   Taiwan
Thailand               Turkey                             Venezuela                   Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

ASIAN EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities that are traded on recognized stock exchanges of the countries in Asia described below and such Equity Securities of companies organized under the laws of any such Asian country whose business is conducted principally in Asia. Although the Portfolio intends to invest primarily in Equity Securities listed on stock exchanges, it will also invest in Equity Securities traded in over-the-counter markets. Securities traded in over-the-counter markets pose liquidity risks. The production of any current income is incidental to the Portfolio's objective.

The Portfolio does not intend to invest in Asian Equity Securities that are principally traded in markets in Japan or in companies organized under the laws of Japan. The Asian countries to be represented in the Portfolio, which include the following countries, have the more established markets in the region: China (Hong Kong), Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Portfolio may also invest in Common Stocks traded in markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to Foreign Investment. Under normal circumstances, the Portfolio will invest at least 65% of the total assets of the Portfolio in such Asian Equity Securities.

The Portfolio may also invest in Fixed Income Securities, bills and bonds of governmental entities in Asia and the United States, notes, debentures and bonds of companies in Asia, U.S. Money Market Instruments, Foreign Currency Transactions, Investment Funds, Investment Company Securities, Non-Publicly Traded Securities, Private Placements and Restricted Securities, Repurchase Agreements, When-Issued or Delayed Delivery Securities and Derivatives and may engage in Loans of Portfolio Securities. Although the Portfolio will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. Pending investment or settlement, and for liquidity purposes, the Portfolio may invest in domestic, Eurodollar and foreign short-term Money Market Instruments. The Portfolio may also purchase such instruments to temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.

The Adviser's approach is oriented to individual stock selection and is value driven, similar to the approach described for the Global Equity Portfolio discussed above. There is no requirement that the Fund, at any given time, invest in any or all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the various Asian countries. Allocation of investments will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies of such countries. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

The Portfolio's investments will include Emerging Market Country Securities. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Securities and Investment Techniques--Emerging Market Country Securities."

LATIN AMERICAN PORTFOLIO

The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in Common and Preferred Stocks, Convertible Securities, Rights, Warrants, Depositary Receipts and other Equity Securities (i) issued by companies organized in or for which the principal securities trading market is in Latin America, (ii) denominated in a Latin American currency and issued by companies to finance operations in Latin America, or (iii) issued by companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers"). The Portfolio also may invest, from time to time, in Fixed Income Securities issued or guaranteed by a Latin American government or government entity. Under normal circumstances, substantially all, but not less than 80% of the Portfolio's total assets are invested in Equity Securities of Latin American issuers and in Fixed Income Securities issued or guaranteed by a Latin American government or government entity. For purposes of this Prospectus, unless otherwise indicated, Latin America consists of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.

The Portfolio's investments generally involve special considerations and risks associated with Emerging Market Country Securities. These securities pose greater liquidity risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investments in Emerging Market Country Securities and Foreign Investment, see "Securities and Investment Techniques" below.

The Portfolio focuses its investments in listed Equity Securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Portfolio expects, under normal circumstances, to have at least 55% of its total assets invested in listed Equity Securities of issuers in these four countries. The Portfolio is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Portfolio's holdings in any Latin American country will vary from time to time although the portion of the Portfolio's assets invested in Chile may tend to vary less than the portions invested in other Latin American markets because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year.

To the extent that the Portfolio's assets are not invested in Equity Securities of Latin American issuers or in government issued or guaranteed Fixed Income Securities, the remainder of its assets may be invested in (i) Fixed Income Securities of other Latin American issuers, (ii) Equity or Fixed Income Securities of corporate or governmental issuers located in countries outside Latin America, and (iii) Temporary Investments. The Portfolio's assets may be invested in Fixed Income Securities when the Portfolio believes that, based upon factors such as relative interest rate levels and foreign exchange rates, Fixed Income Securities offer opportunities for long-term capital appreciation. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated. The Portfolio may invest up to 20% of its total assets in lower-quality Fixed Income Securities involving risks similar to High Yield Securities. The Portfolio may also invest in Brady Bonds, Privatizations, Debt Conversions, Investment Funds, Non-Publicly Traded Securities, Private Placements and Restricted Securities, Foreign Currency Transactions, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, When-Issued and Delayed Delivery Securities, Derivatives, and may engage in Loans of Portfolio Securities and Borrowing. For a discussion of certain considerations and risks associated with Borrowing, see "Securities and Investment Techniques" below.

The Portfolio will not invest more than 25% of its total assets in one industry except, and to the extent, and only for such period of time, as the Board of Directors determines that it is appropriate and in the best interests of the Portfolio and its shareholders to invest more than 25% of the Portfolio's total assets in companies involved in either the telecommunications or financial services industry. Concentration in these two industries may be beneficial to the Portfolio because the securities markets of Latin American countries are emerging markets characterized by a relatively small number of issuers and it is possible that one or more markets may be dominated by issues of companies in these industries. Also, it is possible that Privatizations in certain Latin American countries, which currently represent a primary source of new issues in many Latin American markets and are often attractive investment opportunities, will occur in these two industries.

The Board of Directors has determined that, in light of the increased presence of telecommunications companies in the Latin American markets, the Portfolio's ability to achieve its investment objective would be materially adversely affected if it were not permitted to invest more than 25% of its assets in securities of companies in the telecommunications industries of the Latin American countries in which the Portfolio invests. In accordance with the Portfolio's investment restrictions and as a result of the Board's action, the Portfolio is required to invest at least 25% of its total assets in securities of Latin American issuers engaged in the telecommunications industry. The Portfolio will remain so invested until the Board determines that the Portfolio should invest less than 25% of its assets in that industry. Because the Portfolio will have a more concentrated position in the securities of a single sector within the Latin American securities markets, the Portfolio will be subject to certain risks with respect to these portfolio securities. Market price movements affecting telecommunications companies and their securities will have a greater impact on the Portfolio's performance because of the more concentrated position in such securities. Telecommunications may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by telecommunications companies. Technological and structural developments may adversely affect the profitability of telecommunications companies. To better control the Portfolio's exposure to such risks, the Board has limited investments in telecommunications securities to not more than 40% of the Portfolio's assets.

The Board of Directors has not currently authorized the Portfolio to invest more than 25% of its total assets in the financial services industry. The Portfolio will notify shareholders of any decision by the Board of Directors to permit investments of more than 25% in the financial services industry including, if applicable, a discussion of any increased investment risks particular to this industry to which the Portfolio may be exposed.

ASSET ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing in a diversified portfolio of Equity and Fixed Income Securities. The average weighted maturity of the Portfolio's Fixed Income Securities ordinarily will exceed five years and will usually be between three and fifteen years.

When the Adviser judges the relative outlook for the equity and fixed income markets to be neutral, the portfolio will be invested 60% in Equity Securities and 40% in Fixed Income Securities. The asset mix may be changed, however, with Equity Securities ordinarily representing between 45% and 75% of the total investment.

The Portfolio may invest up to 25% of its total assets in Foreign Bonds and Foreign Equities, other than ADRs, and an additional 10% of its total assets in Brady Bonds. The Portfolio will invest at least 25% of its total assets in senior Fixed Income Securities.

Subject to the foregoing limits, the Portfolio may invest in Foreign Currency Transactions, High Yield Securities, Investment Company Securities, Investment Funds, Eastern European Securities, Emerging Market Country Securities, Loan Participations and Assignments, Municipals, When-Issued or Delayed Delivery Securities, and Derivatives. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to determine investment strategies for the equity and fixed income portions of the Portfolio separately and then determine the mix of those strategies expected to maximize the return available from both the stock and bond markets. Strategic judgments on the equity/fixed income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-eight year history of managing balanced accounts. For other information about strategies employed in managing the Portfolio, see "Asset Allocation Management," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

MULTI-ASSET-CLASS PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing in a diversified portfolio of Equity Securities and Fixed Income Securities of domestic and foreign issuers.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in issuers located in at least three countries, including the United States. The average weighted maturity of the fixed income portion of the Portfolio ordinarily will exceed five years and will usually be between three and fifteen years.

The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Funds, Investment Company Securities, Eastern European Securities, Emerging Market Countries Securities, Foreign Currency Transactions, CMOs, Brady Bonds, Zero Coupons, Cash Equivalents, ADRs, When-Issued and Delayed-Delivery Securities, Derivatives and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to determine the mix of investments in domestic and foreign Equity Securities, Fixed Income Securities and High Yield Securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets. For other information about strategies employed in managing the Portfolio, see "Asset Allocation Management," "International Equity Investing," "Maturity and Duration Management," "Value Investing," "Emerging Markets Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

ASSET ALLOCATION MANAGEMENT: The Adviser's approach to Asset Allocation Management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on evaluation disciplines and tools for analysis which have been developed over MAS's twenty-nine year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single Portfolio. Experienced teams of equity, fixed income, and international investment professionals manage the investments of each asset class.

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable

U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

GROWTH STOCK INVESTING: This strategy emphasizes Equity Securities generally characterized by higher growth rates of revenues and earnings. These stocks tend to have higher price volatility, higher price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

INTERNATIONAL EQUITY INVESTING: The Adviser's approach to International Equity Investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of a Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend- paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

ABSs. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRs. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BORROWING: Each Portfolio that engages in borrowing ("Borrowing") is authorized to borrow money from banks and other entities in an amount up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than the Borrowing, and may use the proceeds of the Borrowing for investment purposes or to pay dividends. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Adviser believes that Borrowing will benefit the Portfolio after taking into account considerations such as the costs of Borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from Borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each Portfolio that engages in Borrowing expects that all of its Borrowing will be made on a secured basis. The Portfolios' custodian will either segregate the assets securing the Borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the Borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more NRSROs in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOs. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEBT CONVERSIONS: Debt to equity conversion programs ("Debt Conversions") are programs adopted by several Latin American countries, pursuant to which investors may use government issued or guaranteed Fixed Income Securities, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Adviser will evaluate opportunities to enter into Debt Conversions as they arise.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolios (except for the Money Market Portfolio), are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolios may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolios. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). Each of the Equity Growth, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity, Asian Equity and Latin American Portfolios will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Fixed Income, High Yield, Core Equity, Value, Mid Cap Growth, Mid Cap Value, International Fixed Income, Balanced and Multi-Asset-Class Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolios may use Derivatives under a number of different circumstances to further their investment objectives. The Portfolios may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, a Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. A Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolios may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may utilize futures contracts, forward contracts and related options are described below.

The Portfolios may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolios may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that a Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions (Options). The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives a Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex

Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

The following tables provide a summary of ratings assigned to all U.S. and foreign debt holdings of those Portfolios with more than 5% invested in High Yield Securities as of December 31, 1997 (not including Money Market Instruments). These figures do not necessarily indicate a Portfolio's current or future debt holdings.

                             HIGH YIELD PORTFOLIO+

QUALITY
  AAA        23.22%
  AA          0.00%
  A           0.00%
  BBB         4.31%
  BB         50.36%
  B          19.44%
  CCC         0.17%
  Not Rated   2.49%
   B          2.49%*
TOTAL       100.00%**

-------
+ Ratings by S&P
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
** The figures provided do not total to exactly 100% due to rounding.

                        EMERGING MARKETS DEBT PORTFOLIO+

QUALITY
  AAA-Baa3    0.00%
  Ba1        10.91%
  Ba2        25.09%
  Ba3        12.68%
  B1         21.04%
  B2         14.15%
  B3          4.04%
  Cash        5.70%
  Not Rated   6.37%
   Ba2        1.51%*
   Ba3        1.03%*
   B1         0.83%*
   B2         2.53%*
   B3         0.47%*
TOTAL       100.00%**

-------
+ Ratings by Moody's
* The Adviser believes that these non-rated securities are equivalent to the rating indicated.
** The figures provided do not total to exactly 100% due to rounding.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the SEC.

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that a Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. In addition, the High Yield Portfolio may lend its portfolio securities to certain institutional investors. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSs. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The International Fixed Income, International Magnum, U.S. Real Estate, Emerging Markets Equity, Emerging Markets Debt and Latin American

Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios, other than the Money Market Portfolio, may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The U.S. Real Estate Portfolio may invest up to 15% of its total assets and the Emerging Markets Debt, International Magnum, Emerging Markets Equity, Asian Equity and Latin American Portfolios may each invest up to 25% of their total assets in Rule 144A Securities that are deemed to be liquid. Other Portfolios may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

PRIVATIZATIONS. The governments of some emerging market countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("Privatizations"). The Adviser believes that Privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Portfolio in Privatizations in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Portfolio, to participate in Privatizations may be limited by local law, or the terms on which the Portfolio may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any Privatization programs in which a Portfolio participates will be successful.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSs. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Money Market, Equity Growth, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity, Asian Equity and Latin American Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the International Fixed Income, International Magnum, U.S. Real Estate, Emerging Markets Equity, Emerging Markets Debt and Latin American Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Money Market, Emerging Markets Debt, Equity Growth, U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity, Asian Equity and Latin American Portfolios. MAS serves as the Adviser for the Fixed Income, High Yield, International Fixed Income, Balanced, Multi-Asset-Class, Value, Core Equity, Mid Cap Growth and Mid Cap Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses-- securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also a subsidiary of MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $88.1 billion in assets under management or fiduciary advice and MAS managed assets of approximately $68.4 billion. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Advisers and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Advisers and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

MONEY MARKET PORTFOLIO -- Abigail Jones Feder and Daniel M. Niland. Abigail Jones Feder is a Principal of Morgan Stanley and MSAM and shares responsibility for managing short-term taxable and tax-exempt portfolios. Ms. Feder joined Morgan Stanley's Corporate Finance Department in 1985. In 1987 she joined MSAM as a Marketing Analyst and was promoted to a Marketing Director in 1988. She joined the Fixed Income Group as a Portfolio Manager in 1989 and she became a Vice President in 1992. Ms. Feder holds a B.A. from Vassar College. Daniel M. Niland, a Vice President of Morgan Stanley, joined MSAM in July 1997 as a Vice President and shares responsibility for managing short-term taxable portfolios. Prior to joining MSAM, Mr. Niland managed liquidity and short duration fixed income portfolios for institutional and private accounts at Citibank Global Asset Management from January 1996 to June 1997. Before joining Citibank, Mr. Niland worked at J.P. Morgan from April 1991 to January 1996 as a portfolio manager investing $20 billion in short-term securities for that firm's securities lending program. Mr. Niland holds a B.A. from Iona College and an M.B.A. from Fordham University. Ms. Feder and Mr. Niland have shared primary responsibility for managing the Portfolio's assets since its inception.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

HIGH YIELD PORTFOLIO -- Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Robert Angevine, a Principal of Morgan Stanley and the Portfolio Manager for high yield investments, joined Morgan Stanley in October 1988. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Information about Thomas L. Bennett is included under Fixed Income Portfolio above. Messrs. Esser, Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since its inception.

CORE EQUITY PORTFOLIO -- Arden C. Armstrong, Kurt Feuerman, James J. Jolinger, Nicholas J. Kovich, Robert J. Marcin, Gary G. Schlarbaum and Brian Kramp. Arden
C. Armstrong, a Managing Director of Morgan Stanley, joined MAS in 1986. She assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1990, the MAS Funds Growth Portfolio in 1993 and the MAS Funds Equity Portfolio in 1994. Ms. Armstrong received a B.A. (Magna Cum Laude) in Economics from Brown University, an M.B.A. from the Wharton School at University of Pennsylvania and is a Chartered Financial Analyst. Kurt

Feuerman is a Managing Director of Morgan Stanley and MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr. Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University, and a B.A. from McGill University. James J. Jolinger, a Vice President of Morgan Stanley, joined MAS in 1994. He served as Equity Analyst for Oppenheimer Capital from 1987-1994. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Equity Portfolio in 1994. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. from Coe College and a Ph.D. from University of Pennsylvania. Brian Kramp, a Vice President of Morgan Stanley, joined MAS in 1997. He served as Analyst/Portfolio Manager for Meridian Asset Management and its successor, Corestates Investment Advisors from 1985-1997. Ms. Armstrong and Messrs. Feuerman, Jolinger, Kovich, Marcin, Schlarbaum and Kramp have shared primary responsibility for managing the Portfolio's assets since its inception.

EQUITY GROWTH PORTFOLIO -- Kurt Feuerman and Margaret K. Johnson. Kurt Feuerman is a Managing Director of Morgan Stanley and MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr. Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University, and a B.A. from McGill University. Margaret Johnson is a Principal of Morgan Stanley and MSAM and a Portfolio Manager in MSAM's Institutional Equity Group. She joined MSAM in 1984. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Mr. Feuerman and Ms. Johnson have shared primary responsibility for managing the Portfolio's assets since its inception.

VALUE PORTFOLIO -- Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from the University of Notre Dame. Information about Robert J. Marcin and Nicholas Kovich is included under Core Equity Portfolio above. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since its inception. Mr. Kovich assumed responsibilities with the Value Portfolio in 1997.

MID CAP GROWTH PORTFOLIO -- Arden C. Armstrong and Abhi Y. Kanitkar. Information about Arden C. Armstrong is included under Core Equity Portfolio above. Abhi Y. Kanitkar, a Vice-President of Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management and as Director & Investment Analyst from 1990 through 1993 for Kanitkar Investment Services, Inc. He assumed responsibility for the MAS Fund's Mid Cap Growth Portfolio in 1996. Mr. Kanitkar received a B.S. (Magna Cum Laude, Tau Beta Pi) in Electrical Engineering from University of Michigan and an M.B.A. from the Wharton School at University of Pennsylvania. Ms. Armstrong and Mr. Kanitkar have shared primary responsibility for managing the Portfolio's assets since its inception.

MID CAP VALUE PORTFOLIO -- William B. Gerlach, Gary G. Schlarbaum, Bradley S. Daniels and Chris Leavy. William B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He served as a Programmer in Applications Software Development at Alphametrics Corporation from 1987 through 1991 and as a Data Analyst and Inflation Economist at Wharton Econometric Forecasting Associates from 1984 through 1987. He holds a B.A. in Economics from Haverford College. Information about Gary G. Schlarbaum is included under Core Equity Portfolio above. Bradley S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. Chris Leavy joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. Messrs. Gerlach, Schlarbaum, Daniels and Leavy have had primary responsibility for managing the Portfolio's assets since its inception.


U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley and MSAM, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley and MSAM, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of

Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since its inception.

INTERNATIONAL FIXED INCOME PORTFOLIO -- J. David Germany, Michael Kushma, Paul
F. O'Brien and Richard B. Worley. J. David Germany, a Managing Director of Morgan Stanley, joined MAS in 1991. He assumed responsibility for the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Germany holds an A.B. from Princeton University and a Ph.D. in Economics from Massachusetts Institute of Technology. Michael Kushma, a Principal of Morgan Stanley, joined Morgan Stanley in 1988. He assumed responsibility for the Morgan Stanley Institutional Fund, Inc. ("MSIF") Global Fixed Income and MSIF International Fixed Income Portfolio in 1996. Mr. Kushma holds an A.B. from Princeton University, an M.S. from London School of Economics and an M.A. in Philosophy from Columbia University. Paul F. O'Brien, a Principal of Morgan Stanley, joined MAS in 1996. He served as Head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien attended the United States Naval Academy, holds a B.S. from Massachusetts Institute of Technology and a Ph.D. in Economics from University of Minnesota. Information about Richard B. Worley is included under Fixed Income Portfolio above. Messrs. Germany, Kushma, O'Brien and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS DEBT PORTFOLIO -- Paul Ghaffari. Paul Ghaffari is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining MSAM, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since its inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Managing Director of Morgan Stanley and MSAM, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Prior to joining MSAM, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since its inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich, a Managing Director of Morgan Stanley and MSAM, joined MSAM in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since its inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Robert L. Meyer. Madhav Dhar joined MSAM in 1984. He is a Managing Director of MSAM and of Morgan Stanley. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since its inception. Robert L. Meyer joined MSAM in 1989. He is a Managing Director of MSAM and of Morgan Stanley and co-manager of MSAM's emerging markets group and head of MSAM's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.

ASIAN EQUITY PORTFOLIO -- Vinod Sethi. Vinod Sethi joined MSAM in 1989 and since then, has been actively involved in MSAM's emerging market group. Mr. Sethi is a Managing Director of Morgan Stanley and MSAM and is MSAM's Chief Investment Officer for the Asian region. He received his undergraduate degree in Chemical Engineering from I.I.T. (Bombay) and his M.B.A. from New York University School of Business. Mr. Sethi has had primary responsibility for managing the Portfolio's assets since April 1998.

LATIN AMERICAN PORTFOLIO -- Robert L. Meyer and Andy Skov. Information about Robert L. Meyer is included under Emerging Markets Equity Portfolio above. Andy Skov joined MSAM in 1994 as a Portfolio Manager. Currently, he is a Principal of MSAM and Morgan Stanley with responsibilities for investment in Latin America. Prior to joining MSAM, he worked in the Latin America group at Bankers Trust in corporate finance, research and sales; two of these years he spent in Argentina. He graduated from the University of California at Berkeley with a B.A. (Phi Beta Kappa) in Political Science and Economics Development. Mr. Meyer and Mr. Skov have shared primary responsibility for managing the Portfolio's assets since its inception.

BALANCED PORTFOLIO -- Thomas L. Bennett, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley. Information about Thomas L. Bennett and Richard
B. Worley is included under Fixed Income Portfolio above. Information about Gary G. Schlarbaum is included under Core Equity Portfolio above and information about Horacio A. Valeiras is included under Multi-Asset-Class Portfolio below. Messrs. Bennett, Schlarbaum, Valeiras and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

MULTI-ASSET-CLASS PORTFOLIO -- Thomas L. Bennett, J. David Germany, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley. Information about Thomas
L. Bennett and Richard B. Worley is included under Fixed Income Portfolio above. Information about Gary G. Schlarbaum is included under Core Equity Portfolio above. Information about J. David Germany is included under International Fixed Income Portfolio above. Horacio A. Valeiras, a Managing Director of Morgan Stanley, joined MAS in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as Director-Equity Research in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the MAS Funds Emerging Markets Portfolio in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996. Mr. Valeiras received a B.S. in Chemical Engineering from Virginia Tech, an M.S. and Engineer's Degree from Massachusetts Institute of Technology and an M.B.A. from University of California, Berkeley. Messrs. Bennett, Germany, Schlarbaum, Valeiras and Worley have shared primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM and MAS out of their respective administration fees. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for each Portfolio.

LOCAL ADMINISTRATORS FOR THE LATIN AMERICAN PORTFOLIO. The Latin American Portfolio has, as required by local law, entered into administration agreements with local administrators in Brazil, Chile and Colombia. A local administrator provides certain services for the Latin American Portfolio with respect to the Portfolio's investments in that country, including services relating to foreign exchange, local taxes, remittance of income and capital gains, and repatriation of investments. The Latin American Portfolio's local administrators may be paid a fee by Morgan Stanley Trust Company ("MSTC") out of its custody fee.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. MSTC, Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the tables below.

                   U.S. FIXED INCOME PORTFOLIO ADVISORY FEES

  Assets                           Money Market Fixed Income High Yield
-----------------------------------------------------------------------
  First $500 million                  0.30%        0.40%       0.50%
-----------------------------------------------------------------------
  From $500 million to $1 billion     0.25%        0.35%       0.45%
-----------------------------------------------------------------------
  More than $1 billion                0.20%        0.30%       0.40%

                      U.S. EQUITY PORTFOLIO ADVISORY FEES

                                       Equity       Mid Cap Mid Cap U.S. Real
  Assets                   Core Equity Growth Value Growth   Value   Estate
-----------------------------------------------------------------------------
  First $500 million          0.55%    0.55%  0.55%  0.75%   0.75%    0.80%
-----------------------------------------------------------------------------
  From $500 million to $1
   billion                    0.50%    0.50%  0.50%  0.70%   0.70%    0.75%
-----------------------------------------------------------------------------
  More than $1 billion        0.45%    0.45%  0.45%  0.65%   0.65%    0.70%

                         GLOBAL PORTFOLIO ADVISORY FEES

                           International  Emerging                              Emerging
                               Fixed       Markets     Global    International   Markets      Asian       Latin
  Assets                      Income        Debt       Equity       Magnum       Equity      Equity     American
----------------------------------------------------------------------------------------------------------------
  First $500 million           0.50%        0.80%       0.80%        0.80%        1.25%       0.80%       1.10%
----------------------------------------------------------------------------------------------------------------
  From $500 million to $1
   billion                     0.45%        0.75%       0.75%        0.75%        1.20%       0.75%       1.05%
----------------------------------------------------------------------------------------------------------------
  More than $1 billion         0.40%        0.70%       0.70%        0.70%        1.15%       0.70%       1.00%

                    ASSET ALLOCATION PORTFOLIO ADVISORY FEES

  Assets                           Balanced Multi-Asset-Class
-------------------------------------------------------------
  First $500 million                0.50%         0.65%
-------------------------------------------------------------
  From $500 million to $1 billion   0.45%         0.60%
-------------------------------------------------------------
  More than $1 billion              0.40%         0.55%

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
                                                            Fee Waivers and
Portfolio                                                    Reimbursements
---------                                               ------------------------
Money Market...........................................           0.55%
Fixed Income...........................................           0.70%
High Yield.............................................           0.80%
International Fixed Income.............................           0.80%
Balanced...............................................           0.80%
Equity Growth..........................................           0.85%
Value..................................................           0.85%
Core Equity............................................           0.85%
Multi-Asset-Class......................................           0.95%
Mid Cap Growth.........................................           1.05%
Mid Cap Value..........................................           1.05%
U.S. Real Estate.......................................           1.10%
Global Equity..........................................           1.15%
International Magnum...................................           1.15%
Asian Equity...........................................           1.20%
Emerging Markets Debt..................................           1.30%
Emerging Markets Equity................................           1.75%
Latin American.........................................           1.75%

These fee waivers and reimbursements are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements authorize the Advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Advisers to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Advisers to pay higher commissions in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of better execution, provided the Advisers believe this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Advisers. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Advisers. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisers may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Advisers or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the periods ended December 31, 1997, the Portfolio turnover rates for the Fixed Income, Equity Growth, Mid Cap Value, U.S. Real Estate, Emerging Markets Debt and Asian Equity Portfolios were 185%, 172%, 141%, 114%, 173% and 130%, respectively. The Latin American Portfolio's turnover rate is expected to be as high as 200%. The Mid Cap Growth, International Fixed Income and Multi-Asset-Class Portfolios' rates are expected to be as high as 150%. The fixed income portion of the Balanced Portfolio will ordinarily exceed an annual portfolio turnover rate of 100%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios other than the Money Market Portfolio will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Seven-day yield illustrates the income earned by an investment in the Money Market Portfolio over a recent seven-day period. Since the Money Market Portfolio attempts to maintain a stable $1.00 share price, current seven-day yields are the most common illustration of the Money Market Portfolio performance.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                               Corresponding MSIF    Corresponding MAS Funds
     Fund Portfolio                 portfolio               portfolio
     --------------           --------------------- --------------------------
     Money Market                 Money Market
     Fixed Income                                          Fixed Income
     High Yield                                             High Yield
     Core Equity                                              Equity
     Equity Growth                Equity Growth
     Value                                                    Value
     Mid Cap Growth                                       Mid Cap Growth
     Mid Cap Value                                        Mid Cap Value
     U.S. Real Estate           U.S. Real Estate
     International Fixed
      Income                                        International Fixed Income
     Emerging Markets Debt    Emerging Markets Debt
     Global Equity                Global Equity
     International Magnum     International Magnum
     Emerging Markets Equity    Emerging Markets
     Asian Equity                 Asian Equity
     Latin American              Latin American
     Balanced                                                Balanced
     Multi-Asset-Class                                  Multi-Asset-Class

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                                  Average      Average      Average
                                                                                   Annual       Annual       Annual
                            Total Return Total Return Total Return Total Return Total Return Total Return Total Return
                              One Year   Three Years   Five Years   Ten Years   Three Years   Five Years   Ten Years
                  Inception    Ended        Ended        Ended        Ended        Ended        Ended        Ended
Fund Name           Date      12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97     12/31/97
---------         --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Equity Growth...   4/2/91       31.32%      149.21%     168.69%         NA          35.58%      21.86%         NA
U.S. Real
 Estate.........   2/24/95      27.62%        NA           NA           NA           NA           NA           NA
Emerging Markets
 Debt...........   2/1/94       18.29%      126.72%        NA           NA          31.37%        NA           NA
Global Equity...   7/15/92      23.75%       80.38%     178.25%         NA          21.73%      22.71%         NA
International
 Magnum.........   3/15/96       6.58%        NA           NA           NA           NA           NA           NA
Emerging
 Markets........   9/25/92     (1.03)%      (3.09)%      62.71%         NA         (1.04)%      10.23%         NA
Asian Equity....   7/1/91     (48.29)%     (42.81)%     (0.96)%         NA        (16.99)%     (0.19)%         NA
Latin American..   1/18/95      41.28%        NA           NA           NA           NA           NA           NA
MAS FUNDS:
Fixed Income....  11/14/84       9.61%       40.07%      50.75%      157.81%        11.89%       8.56%        9.93%
High Yield......   2/28/89      15.98%       65.72%      91.86%         NA          18.34%      13.92%         NA
Equity..........  11/14/84      25.84%      101.87%     116.38%      373.08%        26.38%      16.69%       16.81%
Value...........   11/5/84      23.38%      118.48%     158.50%      464.41%        29.76%      20.92%       18.89%
Mid Cap Growth..   3/30/90      33.13%      115.49%     141.04%         NA          29.16%      19.24%         NA
Mid Cap Value...  12/30/94      39.59%      160.77%        NA           NA          37.64%        NA           NA
International
 Fixed Income...   4/29/94     (3.97)%       22.01%        NA           NA           6.86%        NA           NA
Balanced........  12/31/92      19.61%       69.72%      90.20%         NA          20.67%      13.72%         NA
Multi-Asset-
 Class..........   7/29/94      17.48%       75.71%        NA           NA          19.28%        NA           NA
                    Average
                     Annual
                  Total Return
                     Since
Fund Name          Inception
---------         ------------
MSIF:
Equity Growth...     19.07%
U.S. Real
 Estate.........     30.92%
Emerging Markets
 Debt...........     18.77%
Global Equity...     20.03%
International
 Magnum.........      8.28%
Emerging
 Markets........     10.13%
Asian Equity....      4.16%
Latin American..     24.70%
MAS FUNDS:
Fixed Income....     10.92%
High Yield......     12.14%
Equity..........     17.08%
Value...........     18.01%
Mid Cap Growth..     20.83%
Mid Cap Value...     37.60%
International
 Fixed Income...      5.92%
Balanced........     13.72%
Multi-Asset-
 Class..........     16.22%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, MSDW owned more than 25% of the outstanding voting securities of the U.S. Real Estate, Mid Cap Value, Global Equity, High Yield and Asian Equity Portfolios. Also, as of that date, Nationwide Life Insurance owned more than 25% of the Emerging Markets Debt Portfolio, General American Life Insurance owned more than 25% of the International Magnum, Equity Growth and Fixed Income Portfolios, American General Life Insurance Company owned more than 25% of the International Magnum, Mid Cap Value, Value and Equity Growth Portfolios, New York Life Insurance and Annuity Corporation owned more than 25% of the Emerging Markets Equity Portfolio, Fidelity Investments Life Insurance Company owned more than 25% of the Global Equity Portfolio, Allmerica Financial Life Insurance & Annuity Company owned more than 25% of the Fixed Income Portfolio, and Integrity Life Insurance Company owned more than 25% of the Asian Equity Portfolio pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year (except distributions from the Money Market Portfolio which will be made monthly).

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Core Equity, Equity Growth, Value, Mid Cap Growth, Mid Cap Value, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity, Asian Equity and Latin American Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each of the Fixed Income, High Yield and International Fixed Income Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolios are open for business.

Each of the Balanced and Multi-Asset-Class Portfolio's NAV is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the Portfolios are open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Except for the Money Market Portfolio, each Portfolio's investments are valued primarily on the basis of market quotations. The Money Market Portfolio values its assets by the amortized cost method, as described in the SAI, which approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

For Portfolios that engage in Foreign Investment, certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of these

Portfolios may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                      P.O. BOX 2798, BOSTON, MA 02208-2798

                      STATEMENT OF ADDITIONAL INFORMATION
MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY WITH DIVERSIFIED AND NON-DIVERSIFIED SERIES ("PORTFOLIOS"). THE FUND CURRENTLY CONSISTS OF 18 PORTFOLIOS OFFERING A BROAD RANGE OF INVESTMENT CHOICES. SHARES OF EACH PORTFOLIO ARE OFFERED WITH NO SALES CHARGE OR EXCHANGE OR REDEMPTION FEE. SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY THE SEPARATE ACCOUNTS OF INSURANCE COMPANIES FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. THE VARIABLE ANNUITY CONTRACT AND VARIABLE LIFE INSURANCE POLICY HOLDERS INCUR FEES AND EXPENSES SEPARATE FROM THE FEES AND EXPENSES CHARGED BY THE PORTFOLIOS. THIS STATEMENT OF ADDITIONAL INFORMATION ADDRESSES INFORMATION OF THE FUND APPLICABLE TO EACH OF THE 18 PORTFOLIOS. THE FUND WAS INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND ON MARCH 26, 1996. THE FUND FILED A REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") REGISTERING ITSELF AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), AND ITS SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

THE PORTFOLIOS ARE MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM" OR AN "ADVISER") OR MILLER ANDERSON & SHERRERD, LLP ("MAS" OR AN "ADVISER") THEREBY MAKING AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FUND'S PORTFOLIO(S) (THE "PROSPECTUS"). THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THE PROSPECTUS IN ITS ENTIRETY. TO OBTAIN THE PROSPECTUS, PLEASE CONTACT THE FUND OR YOUR INSURANCE COMPANY.

TABLE OF CONTENTS  PAGE

SECURITIES AND INVESTMENT TECHNIQUES              2
TAXES                                            17
PURCHASE OF SHARES                               18
REDEMPTION OF SHARES                             18
INVESTMENT LIMITATIONS                           19
DETERMINING MATURITIES OF CERTAIN INSTRUMENTS    20
MANAGEMENT OF THE FUND                           21
NET ASSET VALUE FOR THE MONEY MARKET PORTFOLIO   28
PORTFOLIO TRANSACTIONS                           28
PERFORMANCE INFORMATION                          29
GENERAL INFORMATION                              33
DESCRIPTION OF RATINGS                           34
FINANCIAL STATEMENTS                             36

Statement of Additional Information dated May 1, 1998, relating to the Fund's Prospectuses dated May 1, 1998.

SECURITIES AND INVESTMENT TECHNIQUES

MSAM provides overall investment management for the following Portfolios: Money Market, Equity Growth, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity, Asian Equity and Latin American Portfolios.

MAS provides overall investment management for the following Portfolios: Fixed Income, High Yield, Core Equity, Value, Mid Cap Growth, Mid Cap Value, International Fixed Income, Balanced and Multi-Asset-Class Portfolios.

The following discussion of the securities and investment techniques supplements the discussion of investment policies, securities and investment techniques set forth in the Fund's Prospectus:

BRADY BONDS

Certain Portfolios may invest in certain Fixed Income Securities customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only in recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the- counter secondary market. A Portfolio may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, each Portfolio will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds that results in acceleration of the payment obligations of the issuer, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

EMERGING MARKET COUNTRY SECURITIES

Each of the Global Equity, Emerging Markets Equity, International Magnum, Emerging Markets Debt, Asian Equity and Latin American Portfolios' definition of Emerging Market Country Equity Securities or Fixed Income Securities includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging market country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging market country. The Adviser believes, however, that investment in such companies will be appropriate because each Portfolio intends to invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging market country such that their value will tend to reflect developments in such emerging market country to a greater extent than developments in another country or countries. For example, each of these Portfolios may invest in companies organized and located in countries other than an emerging market country, including companies having their entire production facilities outside of an emerging market country, when securities of such companies meet one or more elements of the Portfolio's definition of an Emerging Market Country Equity Security or Fixed Income Security and so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging market country.

The Emerging Markets Debt Portfolio is subject to no restrictions on the maturities of the Emerging Market Country Fixed Income Securities it holds. The value of Fixed Income Securities held by each Portfolio generally will vary inversely to changes in prevailing interest rates. Each Portfolio's investments in fixed-rated Fixed Income Securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.

Investments in emerging market country government Fixed Income Securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, currency exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, emerging market country obligors may be more likely to default on their obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government Fixed Income Securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS

Certain Portfolios may invest in Eurodollar and Yankee Dollar Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENTS

Certain Portfolios may invest in securities of foreign issuers as described in the Fund's Prospectus. Investors should recognize that investing in such foreign securities involves special considerations that are not typically associated with investing in U.S. issuers. For a description of the effect on the Portfolios of currency exchange rate fluctuation, see "Securities and Investment Techniques" below. As foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers, there may be less information available about certain foreign companies than about domestic issuers. Securities of some foreign issuers and foreign markets are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Asian Equity, International Magnum, Emerging Markets Equity, Multi-Asset-Class, International Fixed Income, Emerging Markets Debt, Global Equity and Latin American Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, because each Portfolio's investment objective is to seek long-term capital appreciation, which generally (but not always) is subject to tax and any dividend or interest income should be considered incidental.

On January 1, 1999, the European Monetary Union (EMU) plans to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries initially expected to convert or tie their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Approximately 46% of the stock exchange capitalization of the total European market maybe reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

Although it is not possible to predict the impact of the Euro implementation plan on the Fund's Portfolios, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Advisers may need to adapt their investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The U.S. dollar value of the assets of the Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, but may also enter into forward contracts to purchase or sell foreign currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Portfolios generally will not enter into a forward contract with a term greater than one year. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, each Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when any of the Portfolios anticipate that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The Portfolios may enter into forward contracts to sell, for a fixed amount of U.S. dollars or other currencies, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. A Portfolio may select this "proxy" or "cross-hedging" when it is determined that the foreign currencies in which the Portfolio's securities are denominated have insufficient liquidity or are trading at a discount compared with other foreign currencies with which they tend to move in tandem. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of each Portfolio will thereby be served. Except under circumstances where a segregated account is not required under the Investment Company Act of 1940, as amended (the "1940 Act") or the rules adopted thereunder, the Fund's custodian will place liquid, unencumbered assets, the value of which is marked to market daily, into a segregated account of a Portfolio in an amount equal to the value of such Portfolio's total assets committed to the consummation of forward currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolios (except for the Money Market Portfolio) may invest in futures contracts and options on futures contracts for both hedging and non-hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures contracts on securities indices or other indices do not require the physical delivery of the underlying securities or assets, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

The Portfolios may purchase and write call and put options on futures contracts which are traded on a U.S. exchange and enter into closing transactions with respect to such options to terminate an existing position. In addition, a Portfolio may purchase and write call and put options on futures that are traded on an international exchange, traded over-the-counter or which are synthetic options or futures or equity swaps, and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the accumulated balance in the writer's futures margin account is delivered to the option holder, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The Portfolios will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts which they trade, and use futures contracts with the expectation of realizing profits from market fluctuations.

Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. Regulations of the CFTC applicable to the Portfolios permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margins and for options premiums. In addition, CFTC regulations also allow the Portfolios to employ futures transactions for other non-hedging purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of the liquidation value of a Portfolio's total assets. Each of the Equity Growth, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity, Asian Equity and Latin American Portfolios will limit its use of futures contracts and other derivative instruments to 33 1/3% of their total assets measured by the aggregate notional amount of outstanding derivative instruments. Each of the Fixed Income, High Yield, Core Equity, Value, Mid Cap Growth, Mid Cap Value, International Fixed Income, Balanced and Multi-Asset-Class Portfolios may enter into futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts, in combination with its outstanding obligations with respect to options transactions (including options to purchase securities or instruments) would not exceed 50% of its total assets. All Portfolios will maintain assets sufficient to meet their respective obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contracts at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain their required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Portfolios may engage in futures strategies only for hedging purposes, the Advisers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security or currency and sold it after the decline.

Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

HIGH YIELD SECURITIES

The market for lower rated and unrated debt securities, also known as "high yield securities" or "junk bonds," is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for U.S. corporate, lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. In addition there may be limited trading markets for debt securities of issuers located in emerging countries. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect a Portfolio's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities has adversely affected the market in recent years.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemption, it may be forced to sell its higher rated securities resulting in a decline in the overall credit quality of a Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower rated and unrated debt securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Portfolios may invest in loans and other direct debt instruments ("Loans") from third parties ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or portions of Loans ("Assignments") from third parties. Each Portfolio's investment in Participations typically will result in each Portfolio having a contractual relationship only with the Lender and not with the borrower. Each Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, each Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and each Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, each Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, each Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. Each Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy. The Emerging Markets Equity and Emerging Markets Debt Portfolios may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by each Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain sovereign debt obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which each Portfolio may acquire an interest in a loan is through a Participation and not an Assignment. Each Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and each Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet each Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for each Portfolio to assign a value to these securities for purposes of valuing the Portfolio's securities and calculating its net asset value.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

The International Magnum Portfolio uses the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index") as a tool for investment decisions. The investment objective of the International Magnum Portfolio is to provide long-term capital appreciation. The International Magnum Portfolio seeks to achieve its objective by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). After establishing regional allocation strategies, the Adviser then selects Equity Securities among issuers of a region. The International Magnum Portfolio invests primarily in countries comprising the EAFE Index (each, an "EAFE country") although the Portfolio may invest up to 5% of its assets in countries other than EAFE countries.

The EAFE Index is one of seven international indices, twenty national indices and thirty-eight international industry indices making up the Morgan Stanley Capital International Indices. The Morgan Stanley Capital International EAFE Index is based on the share prices of over 1,000 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia.

MORTGAGE SECURITIES

"Mortgage-Backed Securities" are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities include collateralized mortgage obligations and mortgage pass-through securities issued or guaranteed by agencies or instrumentalities of the U.S. government or by private sector entities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. They are backed by Mortgage Pass-Through Securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes or "tranches." The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways.

CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Assets. As part of the process of creating more predictable cash flows on certain tranches of a

CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, the market prices of and yields on these tranches are more volatile.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

MORTGAGE-BACKED SECURITIES. With mortgage-backed securities ("MBSs"), many mortgagees' monthly payments to their lending institutions are pooled together and passed through to investors such as a Portfolio. The pools are assembled by various governmental, government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), Fannie Mae, private issuers and other government agencies. There can be no assurance that the private issuers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more nationally recognized statistical rating organizations ("NRSRO") or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and are structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, they are generally structured with one or more types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC has now issued MBSs (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds, and as to interest payment, ultimately by the U.S. Treasury. Obligations issued by such U.S. Governmental agencies and instrumentalities are described more fully below.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

Each Ginnie Mae Certificate will represent a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodical changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the United States government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

CREDIT ENHANCEMENT. Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

MUNICIPAL BONDS

Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds (i.e., private activity bonds) in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such Project notes, they are also secured by the full faith and credit of the United States.

Note obligations with demand or put options may have a stated maturity in excess of one year, but allow any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the notes plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Bonds. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings, may have the same yield.

Municipal Bonds are sometimes purchased on a "when issued" basis meaning the buyer has committed to purchasing certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future.

Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption (to the extent such an exemption applies, which may not apply in all cases) for interest on Municipal Bonds. Similar proposals may be introduced in the future.

OPTIONS

GENERAL INFORMATION. Certain Portfolios may purchase and sell options on portfolio securities. Additional information with respect to option transactions is set forth below. Call and put options on portfolio securities are listed on various U.S. and foreign securities exchanges ("listed options") and are written in over-the-counter transactions ("OTC options").

Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation, such as Options Clearing Corporation ("OCC") in the United States. Ownership of a listed call option gives the fund the right to buy from the clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its current market price. Ownership of a listed put option would give each Portfolio the right to sell the underlying security or currency to the clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security from the clearing corporation or exchange at the exercise price.

OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with each Portfolio. OTC options are generally considered illiquid due to the absence of an actively traded market for such negotiated instruments. With OTC options, such variables as expiration date exercise price and premium will be agreed upon between each Portfolio and the transactions dealer, without the intermediary of a third party such as a clearing corporation or exchange. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, each Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

COVERED CALL WRITING. The Portfolios may write (i.e., sell) covered call options on portfolio securities. By doing so, the Portfolio would become obligated during the term of the option to deliver the securities underlying the option should the option holder choose to exercise the option before the option's termination date. In return for the call it has written, each Portfolio will receive from the purchaser (or option holder) a premium which is the price of the option, less a commission charged by a broker. Each Portfolio will keep the premium regardless of whether the option is exercised. A call option is "covered" if the Portfolio owns the security underlying the option it has written or has an absolute or immediate right to acquire the security by holding a call option on such security, or maintains in a segregated account a sufficient amount of cash, cash equivalents or liquid securities to purchase the underlying security. When the Portfolio writes covered call options, it augments its income by the premiums received and is thereby hedged to the extent of that amount against a decline in the price of the underlying securities and the premiums received will offset a portion of the potential loss incurred by the Portfolio if the securities underlying the options are ultimately sold by the Portfolio at a loss. However, during the option period, each Portfolio has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The size of premiums will fluctuate with varying market conditions.

COVERED PUT WRITING. The Portfolios may write covered put options on portfolio securities. By doing so, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC options written by the Portfolio will be exercisable by the purchaser only on a specific date). Generally, a put option is "covered" if the Portfolio maintains in a segregated account an amount of liquid assets equal to the exercise price of the option or if the Portfolio holds a put option on the same underlying security with a similar or higher exercise price.

The Portfolios may write put options (i) to receive the premiums paid by purchasers; and (ii) when the Adviser wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought.

PURCHASE OF PUT AND CALL OPTIONS. The Portfolios may purchase listed or OTC put or call options on its portfolio securities. When each Portfolio purchases a call option it acquires the right to purchase a designated security at a designated price (the "exercise price"), and when each Portfolio purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued.

The Portfolios may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, each Portfolio would incur no additional loss. Each Portfolio may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions.

The amount each Portfolio pays to purchase an option is called a "premium," and the risk assumed by the Portfolio when it purchases an option is the loss of this premium. Because the price of an option tends to move with that of its underlying security, if a Portfolio is to make a profit, the price of the underlying security must change and the change must be sufficient to cover the premium and commissions paid. A price change in the security underlying the option does not assure a profit since prices in the options market may not always reflect such a change.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS ON FOREIGN CURRENCIES, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON

Transactions in foreign currency forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by each Portfolio permitted to engage in such hedging transactions. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which a Portfolio's trading systems will be based may not be as complete as the comparable data on which such Portfolio makes investment and trading decisions in connection with other securities and transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Portfolio from responding to such events in a timely manner.

Settlements of OTC forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike currency futures contracts and related options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC, or (with the exception of certain foreign currency options), the SEC. In an OTC trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which a Portfolio is a party.

In addition, OTC transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with such Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and, therefore, a Portfolio may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit a Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

Furthermore, OTC transactions are not backed by the guarantee of an exchange's clearing corporation. A Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting a Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into OTC transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

OTC options on foreign currencies, unlike exchange-traded commodity futures contracts and commodity option contracts, are within the exclusive regulatory jurisdiction of the CFTC. In addition, forward contracts and currency swaps are not presently subject to regulation by the CFTC, although the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, a Portfolio's ability to utilize forward contracts and currency swaps in the manner set forth above and in the applicable Prospectus could be restricted.

Options on foreign currencies traded on a national securities exchange are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency options positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

PORTFOLIO TURNOVER

The portfolio turnover rate for a year is calculated by dividing the lesser of the value of the purchases or sales for the year by the average monthly market value of the Portfolio for the year, excluding from this calculation securities with maturities of one year or less. The rate of portfolio turnover will not be a limiting factor when a Portfolio deems it appropriate to purchase or sell securities for the Portfolio.

REPURCHASE AGREEMENTS

Each Portfolio may invest in repurchase agreements collateralized by liquid, unencumbered assets, the value of which is marked to market daily. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer- term nature. The Portfolio's Adviser and the Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

SECURITIES LENDING

A Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors of the Fund.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. Under such order, Morgan Stanley Trust Company ("MSTC"), the Fund's custodian and an affiliate of the Advisers, may act as lending agent for the Fund in securities loans to broker-dealers, including broker-dealers affiliated with MSTC and the Fund. In order to protect the Fund against potential favoritism of affiliated brokers by MSTC, the Fund's securities lending program will be subject to several conditions and monitoring requirements as set forth in the SEC's order. Under the order each Portfolio will make at least 50% of its portfolio security loans to unaffiliated borrowers.

SHORT SALES

Certain Portfolios may from time to time sell securities short without limitation but consistent with applicable legal requirements. A short sale is a transaction in which the

Portfolio would sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Portfolio makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, the Portfolio will need to arrange through a broker to borrow the securities and, in so doing, the Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of liquid unencumbered assets. In addition, if the short sale is not "against the box," the Portfolio will place in a segregated account with its custodian, or designated sub-custodian, an amount of unencumbered liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any unencumbered liquid assets deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED SECURITIES

Certain Portfolios may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, each Portfolio's investment in these Structured Securities may be limited by restrictions contained in the 1940 Act. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

SWAP CONTRACTS

The Portfolios may enter into swap contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which the Portfolios may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of unencumbered liquid assets, to avoid any potential leveraging of the Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The Portfolios may enter into OTC Derivatives transactions with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have a rating below AA.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT SECURITIES

The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.

U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. However, the U.S. Treasury has no lawful obligation to assume the financial liabilities of these agencies or others. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and Fannie Mae.

ZERO COUPONS

The Portfolios may invest in zero coupon bonds. Zero coupon bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. With respect to U.S. Governments, as defined in the Prospectus, the timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States Government.

A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value" (what it will be worth at maturity). The difference between a security's issue or purchase price and its face value represents the accreted interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this accreted interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of a Portfolio's distributions of net investment income and may have to generate cash from other sources in order to make such distribution. The Portfolio may need to sell other investments at an inopportune time to raise cash.

Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest is returned to the investor.

With respect to U.S. Governments, Zero Coupon Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities (CATS), Treasury Receipts (TRs), Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Treasury Investment Growth Receipts (TIGERS).

TAXES

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

The Fund intends that each of its Portfolios qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, each Portfolio must, among other things,
(a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

In addition to the requirements described above, in order to qualify as a RIC, each Portfolio must distribute at least 90% of each Portfolio's net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends declared by the Fund in October, November, or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if paid by the Fund at any time during the following January.

For certain transactions, each Portfolio is required for federal income tax purposes to recognize as gain or loss its net unrealized gains and losses on forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

As discussed above, in order for each Portfolio to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from certain qualifying income, including dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business of investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will therefore generally be qualifying income for purposes of the 90% requirement.

Short sales engaged in by a Portfolio may reduce the holding period of property held by a Portfolio which is substantially identical to the property sold short. This rule may have the effect of converting capital gains recognized by the Portfolio from long-term to mid-term or short-term as well as converting capital losses recognized by the Portfolio from short-term to mid-term or long-term.

FOREIGN INVESTMENTS

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

Each Portfolio that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on a Portfolio for United States federal income tax purposes as paid directly by its shareholders. The Fund will make such an election for a Portfolio only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes.

The foregoing is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. It does not constitute a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

Shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains of Portfolios of the Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

PURCHASE OF SHARES

The purchase price of each Portfolio of the Fund, except the Money Market Portfolio, is the net asset value next determined after the order is received. For each Portfolio of the Fund other than the Money Market Portfolio, an order received prior to the close of the New York Stock Exchange (the "NYSE") (normally 4:00 pm Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Fund's transfer agent receives payment by check or in Federal Funds prior to the close of the NYSE on such day. Shares of the Money Market Portfolio may be purchased at the net asset value per share at the price next determined after Federal Funds are available to such Portfolio. Shares of the Fund may be purchased on any day the NYSE is open. The NYSE will be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio reserves the right in its sole discretion to suspend the offering of its shares and to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio.

REDEMPTION OF SHARES

REDEMPTIONS. Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

DISTRIBUTIONS IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the shareholders of a Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and entities qualified under qualified pension and profit sharing plans, the Fund may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

Each current Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

(1)purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling futures contracts or options thereon or from investing in securities or other instruments backed by physical commodities);

(2)purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3)lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

(4)except with respect to the International Fixed Income, Emerging Markets Equity, Emerging Markets Debt, International Magnum, Latin American and U.S. Real Estate Portfolios (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

(5)issue senior securities and will not borrow, except from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities;

(6)underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

(7)acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (in the case of the Money Market Portfolio) instruments issued by U.S. Banks; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) ABSs will be classified according to the underlying assets securing such securities; and provided further that the U.S. Real Estate Portfolio may invest more than 25% of its total assets in the U.S. real estate industry and the Latin American Portfolio may invest more than 25% of its assets in companies in the telecommunications industry or financial services industry.

In accordance with Fundamental Restriction No. (7), the Latin American Portfolio will only invest more than 25% of its total assets in companies involved in the telecommunications industry or financial services industry if the Board of Directors determines that the Latin American markets are dominated by securities of issuers in such industries and that, in light of the anticipated return, investment quality, availability and liquidity of the issuers in such industries, the Portfolio's ability to achieve its investment objective would, in light of the investment policies and limitations, be materially adversely affected if the Portfolio was not able to invest greater than 25% of its total assets in such industries. As stated in the Prospectus, the Board of Directors has made the foregoing determination with respect to the telecommunications industry and, accordingly, the Latin American Portfolio will invest between 25% and 40% of its assets in securities of issuers engaged in the telecommunications industry.

NON-FUNDAMENTAL LIMITATIONS

In addition, each current Portfolio of the Fund has adopted non-fundamental investment limitations as stated below. Such limitations may be changed without shareholder approval. Each current Portfolio of the Fund will not:

(1)sell short (other than "against the box") unless the Portfolio's obligation is covered by unencumbered liquid assets in a segregated account and by collateral held by the lending broker; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

(2)invest for the purpose of exercising control over management of any company;

(3)invest its assets in securities of any investment company except as may be permitted by the 1940 Act;

(4)invest more than an aggregate of 15% of the net assets of the Portfolio (10% in the case of the Money Market Portfolio), determined at the time of investment, in illiquid securities;

(5)make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the prospectus) that are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions and, in the case of the High Yield Portfolio, institutional investors, so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

(6)purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; and

(7) except in the case of the Emerging Markets Debt and Latin American Portfolios, borrow money, other than temporarily or for extraordinary or emergency purposes or purchase additional securities when borrowings exceed 5% of total (gross) assets.

Each of the International Fixed Income, Emerging Markets Debt, Emerging Markets Equity, International Magnum, Latin American and U.S. Real Estate Portfolios will diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

In addition, Section 817(h) of the Internal Revenue Code requires that the assets of each Portfolio be adequately diversified so that insurance companies, and not variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. To meet the diversification requirements of regulations issued under Section 817(h), each Portfolio will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Portfolio must meet the above diversification requirements within 30 days of the end of each calendar quarter.

DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. In addition, for securities that are subject to prepayments, the weighted average life of the security will be used in the weighted average maturity calculation instead of the stated maturity date on the instrument. The weighted average life of a security takes into consideration the impact of prepayments on the length of time the security will be outstanding and typically indicates an actual maturity that is shorter than the maturity date stated on the face of the instrument.

MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP or their affiliates. Two Directors and all of the officers of the Fund are directors, officers or employees of the Fund's advisers, distributor or administrators. The other Directors have no affiliation with the Fund's advisers, distributor or administrators. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below:

   Name, Address and
     Date of Birth             Position with Fund       Principal Occupation During Past Five Years
   -----------------      ----------------------------  -------------------------------------------
Barton M. Biggs*          Chairman and Director         Chairman, Director and Managing Director of
1221 Avenue of the                                      Morgan Stanley Asset Management Inc. and
Americas                                                Morgan Stanley Asset Management Limited;
New York, NY 10020                                      Managing Director of Morgan Stanley & Co.
11/26/32                                                Incorporated; Director of Rand McNally
                                                        Company; Member of the Yale Development
                                                        Board; Chairman and Director of various
                                                        U.S. registered investment companies
                                                        managed by Morgan Stanley Asset Management
                                                        Inc.
Michael F. Klein*         Director and President        Principal of Morgan Stanley & Co.
1221 Avenue of the                                      Incorporated and Morgan Stanley Asset
Americas                                                Management Inc.; President and Officer of
New York, NY 10020                                      various U.S. registered investment
12/12/58                                                companies managed by Morgan Stanley Asset
                                                        Management Inc. Previously practiced law
                                                        with the New York law firm of Rogers &
                                                        Wells.
John D. Barrett, II       Director                      Chairman and Director of Barrett
521 Fifth Avenue                                        Associates, Inc. (investment counseling);
New York, NY 10135                                      Director of the Ashforth Company (real
8/21/35                                                 estate); Director of Morgan Stanley
                                                        Institutional Fund, Inc. and Morgan Stanley
                                                        Strategic Adviser Fund, Inc.
Gerard E. Jones           Director                      Partner in Richards & O'Neil LLP (law
43 Arch Street                                          firm); Director of Morgan Stanley
Greenwich, CT 06830                                     Institutional Fund, Inc. and Morgan Stanley
1/23/37                                                 Strategic Adviser Fund, Inc.
Andrew McNally IV         Director                      Director of Allendale Insurance Co.,
8255 North Central                                      Mercury Finance (consumer finance); Zenith
Park Avenue                                             Electronics (consumer finance); Zenith
Skokie, IL 60076                                        Electronics, Hubbell, Inc. (industrial
11/11/39                                                electronics); Director of Morgan Stanley
                                                        Institutional Fund, Inc. and Morgan Stanley
                                                        Strategic Adviser Fund, Inc.; Formerly,
                                                        Chairman and Chief Executive Officer of
                                                        Rand McNally & Company (publishing).
Samuel T. Reeves          Director                      Chairman of the Board and CEO, Pinacle
8211 North Fresno Street                                Trading L.L.C. (investments); Director,
Fresno, CA 93720                                        Pacific Gas and Electric and PG&E
7/28/34                                                 Enterprises (utilities); Director of Morgan
                                                        Stanley Institutional Fund, Inc. and Morgan
                                                        Stanley Strategic Adviser Fund, Inc.
Fergus Reid               Director                      Chairman and Chief Executive Officer of
85 Charles Colman Blvd                                  LumeLite Plastics Corporation (injection
Pawling, NY 12564                                       molding); Trustee and Director of Vista
8/12/32                                                 Mutual Fund Group; Director of Morgan
                                                        Stanley Institutional Fund, Inc. and Morgan
                                                        Stanley Strategic Adviser Fund, Inc.

   Name, Address and
     Date of Birth             Position with Fund       Principal Occupation During Past Five Years
   -----------------      ----------------------------  -------------------------------------------
Frederick O. Robertshaw   Director                      Of Counsel, Copple, Chamberlin & Boehm,
2800 North Central                                      P.C.; Formerly, Of Counsel, Bryan, Cave LLP
Avenue                                                  (law firms); Director of Morgan Stanley
Phoenix, AZ 85004                                       Institutional Fund, Inc. and Morgan Stanley
1/24/34                                                 Strategic Adviser Fund, Inc.
Harold J. Schaaff, Jr.*   Vice President                Principal of Morgan Stanley & Co.
1221 Avenue of the Amer-                                Incorporated and Morgan Stanley Asset
icas                                                    Management Inc.; General Counsel and
New York, NY 10020                                      Secretary of Morgan Stanley Asset
6/10/60                                                 Management Inc.; Vice President of various
                                                        U.S. registered investment companies
                                                        managed by Morgan Stanley Asset Management
                                                        Inc.
Joseph P. Stadler*        Vice President                Principal of Morgan Stanley & Co.
1221 Avenue of the Amer-                                Incorporated and Morgan Stanley Asset
icas                                                    Management Inc.; Previously with Price
New York, NY 10020                                      Waterhouse LLP (accounting); Vice President
6/7/54                                                  of various U.S. registered investment
                                                        companies managed by Morgan Stanley Asset
                                                        Management Inc.
Lorraine Truten*          Vice President                Vice President, MAS Funds; Head of Mutual
One Tower Bridge                                        Fund Services, Miller Anderson & Sherrerd,
West Conshohocken, PA                                   LLP; Principal of Morgan Stanley Asset
19428                                                   Management Inc.; President, MAS Fund
5/11/61                                                 Distribution, Inc.
Stefanie V. Chang*        Vice President                Vice President of Morgan Stanley & Co.
1221 Avenue of the                                      Incorporated and Morgan Stanley Asset
Americas                                                Management Inc.; Vice President of various
New York, NY 10020                                      U.S. registered investment companies
11/30/66                                                managed by Morgan Stanley Asset Management
                                                        Inc. Previously practiced law with the New
                                                        York law firm of Rogers & Wells.
Valerie Y. Lewis*         Secretary                     Vice President of Morgan Stanley & Co.
1221 Avenue of the Amer-                                Incorporated and Morgan Stanley Asset
icas                                                    Management Inc.; Previously with Citicorp
New York, NY 10020                                      (banking); Secretary of various U.S.
3/26/56                                                 registered investment companies managed by
                                                        Morgan Stanley Asset Management Inc.
Karl O. Hartmann*         Assistant Secretary           Senior Vice President, Secretary and
73 Tremont Street                                       General Counsel of Chase Global Funds
Boston, MA 02108-3913                                   Services Company; Previously with Leland,
3/7/55                                                  O'Brien, Rubinstein Associates, Inc.
                                                        (investments).
Joanna Haigney            Treasurer                     Assistant Vice President, Senior Manager of
73 Tremont Street                                       Fund Administration and Compliance
Boston, MA 02108-3913                                   Services, Chase Global Funds Services
10/10/66                                                Company; Treasurer of various U.S.
                                                        registered investment companies managed by
                                                        Morgan Stanley Asset Management Inc.
                                                        Previously with Coopers & Lybrand LLP.
Rene J. Feuerman          Assistant Treasurer           Manager of Fund Administration and
73 Tremont Street                                       Compliance Services, Chase Global Funds
Boston, MA 02108-3913                                   Services Company; Previously Fund
1/25/67                                                 Administrator and Senior Fund Accountant,
                                                        Chase Global Funds Services Company.

-------
* "Interested Person" within the meaning of the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS

Members of the Board of Directors who are not "interested persons" within the meaning of the 1940 Act ("Non-interested Directors") receive compensation from the Fund and from other investment companies advised by MSAM or MAS (or by affiliated companies) (the Fund and such other investment companies are referred to as the "Fund Complex"). The open-end investment companies in the Fund Complex pay each of the Noninterested Directors an annual aggregate compensation of $65,000, plus out-of-pocket expenses, and pay each of the Noninterested Directors on the Board Audit Committees additional annual aggregate compensation of $10,000 for serving on such committees. The aggregate of such compensation for each Noninterested Director is allocated among the open-end investment companies in direct proportion to their respective average annual net assets. For the fiscal year ended December 31, 1997, the Fund paid approximately $2,979 in Directors fees and expenses. Column (2) in the following table sets forth the portions of the annual aggregate compensation paid by the Fund to each Director for serving as a Director of the Fund for the fiscal year ended December 31, 1997. Column (5) in the table sets forth aggregate compensation paid by the Fund and Fund Complex to each Director during the fiscal year ended December 31, 1997. Compensation amounts do not include reimbursements of out-of-pocket expenses. Directors who are officers or otherwise "interested persons" receive no remuneration for their services as Directors. Directors and Officers of the Fund do not own shares of the Fund.

COMPENSATION TABLE

                                                                    (5)
                                                                   Total
                                          (3)           (4)     Compensation
                                       Pension or    Estimated   From Fund
                           (2)         Retirement      Annual     and Fund
        (1)             Aggregate   Benefits Accrued  Benefits    Complex
      Name of          Compensation as Part of Fund     Upon      Paid to
      Director         From Fund(a)     Expenses     Retirement  Directors
      --------         ------------ ---------------- ---------- ------------
Barton M. Biggs            $ 0             $0            $0            $0
Warren J. Olsen*             0              0             0             0
Michael F. Klein**           0              0             0             0
Thomas L. Bennett***         0              0             0             0
John D. Barrett, II        472              0             0        68,900(c)
Gerard E. Jones            472              0             0        86,000(c)(d)
Andrew McNally, IV(b)      521              0             0        80,846(c)
Samuel T. Reeves(b)        521              0             0        76,789(c)
Fergus Reid                472              0             0       108,295(c)(d)
Frederick O.
Robertshaw(b)              521              0             0        71,100(c)
Frederick B.
Whittemore***                0              0             0             0

-------
  * As of May 31, 1997, Mr. Olsen resigned from the Board of Directors.
 ** Mr. Klein was appointed to the Board of Directors effective May 31, 1997. *** Resigned as of March 14, 1997.
(a) Of the amounts payable to Messrs. Barrett, Jones, McNally, Reeves, Reid and Robertshaw, nothing was deferred pursuant to the Fund's deferred compensation plan in the fiscal year ended December 31, 1997.
(b) Member of Audit Committee of the Board of Directors of the Fund.
(c) Number of other investment companies in Fund Complex from whom Director received compensation: Mr. Barrett--4; Mr. Jones--5; Mr. McNally--4; Mr. Reeves--5; Mr. Reid--5; Mr. Robertshaw--4.
(d) Includes amounts paid for service as Director of a closed-end investment company in the Fund Complex, in addition to amounts paid by the open-end investment companies.

The Fund maintains an unfunded Deferred Compensation Plan ("Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for attending meetings of the Board of Directors throughout the year. Each eligible Director may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills; or (ii) a rate equal to the total return on any portfolios of the Fund selected by the Director. Distributions to an eligible Director generally are in the form of equal annual installments over a period of five (5) years beginning on the first day of the year following the year in which the Director's service terminates, except that the Board of Directors, in its sole discretion, may accelerate or extend such distribution. The Fund intends that the Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986. The rights of an eligible Director and the beneficiaries to the amounts held under the Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS

MSAM is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The principal offices of MSDW are located at 1585 Broadway, New York, NY 10036 and the principal offices of MSAM are located at 1221 Avenue of the Americas, New York, New York 10020. As compensation for the Portfolios it manages (the "MSAM Advised Portfolios"), for the fiscal years ended December 31, 1997 and for the period from October 1, 1996 (commencement of operations) through December 31, 1996, MSAM earned fees of $675,000 and $32,000, and from such amounts voluntarily waived fees of $667,000 and $32,000, respectively. As compensation for the Portfolios it manages (the "MAS Advised Portfolios"), for the fiscal year ended December 31, 1997 MAS earned fees of $172,000 and from such amount voluntarily waived fees of $172,000. As no MAS Advised Portfolio was in operation in the period from October 1, 1996 (commencement of operations) through December 31, 1996, MAS did not receive any compensation from the Fund for this period.

Pursuant to separate Administration Agreements with the Fund, MSAM and MAS provide administrative services to the MSAM Advised Portfolios and MAS Advised Portfolios, respectively. For its services under the Administration agreement, the Fund pays each Adviser a monthly fee which on an annual basis equals 0.25% of 1% of the average daily net assets of each Portfolio managed by that Adviser. For the fiscal year ended December 31, 1997 and the period from October 1, 1996 (commencement of operations) through December 31, 1996, the Fund paid administration fees of $209,000 and $9,000, respectively, to MSAM. For the fiscal year ended December 31, 1997 the Fund paid administration fees of $81,000 to MAS. As no MAS Advised Portfolio was in operation in the period from October 1, 1996 (commencement of operations) through December 31, 1996, the Fund did not pay any administration fees to MAS during this period.

Under a Sub-Administration Agreement between each Adviser and Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank, Chase Global provides certain administrative services to the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

DISTRIBUTION OF FUND SHARES

Under a Distribution Agreement with the Fund, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a subsidiary of MSDW, serves as exclusive distributor of the Portfolios and sells shares of each Portfolio on the terms described in the Fund's Prospectus.

CODE OF ETHICS

The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of each Adviser (together, the "Codes"). The Codes restrict the personal investing activities of all employees of each Adviser and, as described below, impose additional, more onerous, restrictions on the Fund's investment personnel.

The Codes require that all employees of each Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by that Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security.

PRINCIPAL HOLDERS OF SECURITIES

  As of March 16, 1998, the following persons were beneficial owners of 5% or more of the outstanding shares of the following Portfolios:

                                                                      PERCENT OF
                                                                      OUTSTANDING
PORTFOLIO                   NAME OF BENEFICIAL OWNER                    SHARES
---------                   ------------------------                  -----------
Fixed Income Portfolio      General American                              50%
                            Life Insurance Company*/1/
                            700 Market Street
                            St. Louis, MO 63101
                            Allmerica Financial Life                      42%
                            Insurance & Annuity Company*/2/
                            440 Lincoln St., S-134
                            Worcester, MA 01653
                            American General Life                          6%
                            Insurance Company*
                            P.O. Box 1591
                            Houston, TX 77251
High Yield Portfolio        Morgan Stanley Dean Witter & Co./3/           57%
                            1585 Broadway
                            New York, NY 10036
                            American General Life                         25%
                            Insurance Company*
                            P.O. Box 1591
                            Houston, TX 77251
                            Integrity Life Insurance Company*             12%
                            515 West Market Street
                            Louisville, KY 40202
Equity Growth Portfolio     American General Life                         47%
                            Insurance Company*/4/
                            P.O. Box 1591
                            Houston, TX 77251
                            General American                              33%
                            Life Insurance Company*/1/
                            700 Market Street
                            St. Louis, MO 63101
                            Morgan Stanley Dean Witter & Co.              19%
                            1585 Broadway
                            New York, NY 10036
Value Portfolio             American General Life                         63%
                            Insurance Company*/4/
                            P.O. Box 1591
                            Houston, TX 77251
                            Morgan Stanley Dean Witter & Co.              21%
                            1585 Broadway
                            New York, NY 10036
                            General American                              14%
                            Life Insurance Company*
                            700 Market Street
                            St. Louis, MO 63101
Mid Cap Value Portfolio     American General Life                         63%
                            Insurance Company*/4/
                            P.O. Box 1591
                            Houston, TX 77251
                            Morgan Stanley Dean Witter & Co./3/           30%
                            1585 Broadway
                            New York, NY 10036

                                                                   PERCENT OF
                                                                   OUTSTANDING
PORTFOLIO                    NAME OF BENEFICIAL OWNER                SHARES
---------                    ------------------------              -----------
U.S. Real Estate Portfolio   Morgan Stanley Dean Witter & Co./3/       42%
                             1585 Broadway
                             New York, NY 10036
                             Ameritas Variable Life                    19%
                             Insurance Company*
                             Separate Account VA-2
                             P.O. Box 82550
                             Lincoln, NE 68501
                             Connecticut General                       10%
                             Life Insurance Company*
                             900 Cottage Grove Road
                             Hartford, CT 06152
                             General American                           9%
                             Life Insurance Company*
                             700 Market Street
                             St. Louis, MO 63101
                             Integrity Life Insurance Company*          9%
                             515 West Market Street
                             Louisville, KY 40202
                             Ameritas Variable Life                     5%
                             Insurance Company*
                             Separate Account V
                             P.O. Box 82550
                             Lincoln, NE 68501
Global Equity Portfolio      Morgan Stanley Dean Witter & Co./3/       28%
                             1585 Broadway
                             New York, NY 10036
                             Fidelity Investments                      26%
                             Life Insurance Company*/5/
                             82 Devonshire Street, R258
                             Boston, MA 02109
                             Ameritas Variable                         21%
                             Life Insurance Company*
                             Separate Account VA-2
                             P.O. Box 82550
                             Lincoln, NE 68501
                             American General Life                     15%
                             Insurance Company*
                             P.O. Box 1591
                             Houston, TX 77251
                             Ameritas Variable                          5%
                             Life Insurance Company*
                             Separate Account V
                             P.O. Box 82550
                             Lincoln, NE 68501
International Magnum         General American                          33%
 Portfolio                   Life Insurance Company*/1/
                             700 Market Street
                             St. Louis, MO 63101
                             American General Life                     26%
                             Insurance Company*/4/
                             P.O. Box 1591
                             Houston, TX 77251
                             Ameritas Variable Life                    16%
                             Insurance Company*
                             P.O. Box 82550
                             Lincoln, NE 68501
                             Fidelity Investments                      14%
                             Life Insurance Company*
                             82 Devonshire Street, R258
                             Boston, MA 02109

                                                                     PERCENT OF
                                                                     OUTSTANDING
PORTFOLIO                  NAME OF BENEFICIAL OWNER                    SHARES
---------                  ------------------------                  -----------
                           Morgan Stanley Dean Witter & Co.               7%
                           1585 Broadway
                           New York, NY 10036
Emerging Markets Equity    New York Life Insurance                       49%
 Portfolio                 and Annuity Corporation*/6/
                           300 Interpace Parkway
                           Parsippany, NJ 07054
                           Penn Mutual Life                              15%
                           Insurance Company*
                           Independence Square
                           Philadelphia, PA 19172
                           Ameritas Variable Life                        10%
                           Insurance Company*
                           P.O. Box 82550
                           Lincoln, NE 68501
                           Fidelity Investments                          10%
                           Life Insurance Company*
                           82 Devonshire Street, R258
                           Boston, MA 02109
Asian Equity Portfolio     Morgan Stanley Dean Witter & Co./3/           42%
                           1585 Broadway
                           New York, NY 10036
                           Integrity Life Insurance Company*/7/          30%
                           515 West Market Street
                           Louisville, KY 40202
                           Ameritas Variable Life                        12%
                           Insurance Company*
                           P.O. Box 82550
                           Lincoln, NE 68501
                           National Integrity Life                       11%
                           Insurance Company*
                           515 West Market Street
                           Louisville, KY 40202
Emerging Markets Debt      Nationwide Life Insurance Company*/8/         35%
                           P.O. Box 182029
                           Columbus, OH 43218
                           Morgan Stanley Dean Witter & Co.              23%
                           1585 Broadway
                           New York, NY 10036
                           Integrity Life Insurance Company*             22%
                           515 West Market Street
                           Louisville, KY 40202
                           Fidelity Investments Life                      8%
                           Insurance Company*
                           82 Devonshire Street, R258
                           Boston, MA 02109

-------
*Shares of the Portfolio are sold to insurance companies for their variable annuity contracts and variable life insurance policies.
/1/ General American Life Insurance Company's parent company is GenAmerica
    Corporation and its state of incorporation is Missouri.
/2/ Allmerica Financial Life Insurance & Annuity Company's state of incorporation is Massachusetts.
/3/ Morgan Stanley Dean Witter & Co.'s state of incorporation is Delaware.
/4/ American General Life Insurance Company's parent company is American
    General Corporation and its state of incorporation is Texas.
/5/ Fidelity Investments Life Insurance Company's parent company is FMR
    Corporation and its state of incorporation is Utah.
/6/ New York Life Insurance and Annuity Corporation's parent company is New
    York Life Insurance Company and its state of incorporation is Delaware. /7/ Integrity Life Insurance Company's direct parent is Integrity Holdings,
    Inc., whose direct parent is ARM Financial Group, Inc. The state of incorporation of Integrity Life Insurance Company is Ohio.
/8/ Nationwide Life Insurance Company's parent company is Nationwide Financial
    Services, Inc. and its state of incorporation is Ohio.

  As currently required under law, the insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

NET ASSET VALUE FOR THE MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maintain a stable net asset value per share of $1.00. The Portfolio uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of the Portfolio's per share net asset value at $1.00 is based on the Portfolio's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.

The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Directors.

In the event of a deviation of over 1/2 of 1% between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

The Money Market Portfolio values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of the Portfolio will ordinarily remain at $1.00, but the Portfolio's daily dividends will vary in amount. Net realized gains, if any, will normally be declared and paid monthly.

PORTFOLIO TRANSACTIONS

The policy of the Fund regarding purchase and sales of securities for its Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisers from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisers rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund's policies, the Advisers effect transactions with those brokers and dealers who the Advisers believe provide the most favorable prices and are capable of providing efficient executions. If the Advisers believe such prices and executions are obtainable from more than one broker or dealer. They may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or Advisers. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminal and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. During the fiscal year ended December 31, 1997, the Fund directed the payment of $34,090 in brokerage commissions to brokers because of research services provided.

The information and services received by the Advisers from brokers and dealers may be of benefit to them in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisers and thereby reduce their expenses, it is of indeterminable value and the advisory fees paid to Adviser is not reduced by any amount that may be attributable to the value of such services.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's portfolio brokerage transactions to MSDW or any of its affiliates under procedures adopted by the Board of Directors. For the fiscal year ended December 31, 1997 and for the period from October 1, 1996 (commencement of operations) through December 31, 1996, the Fund paid aggregate brokerage commissions of $536,791 and $42,941, respectively. For the fiscal year ended December 31, 1997, the Fund paid brokerage commissions of $11,803 to Morgan Stanley and its affiliated broker-dealers. For the period from October 1, 1996 (commencement of operations) through December 31, 1996, the Fund paid commissions of $26 to Morgan Stanley, an affiliated broker-dealer. For the fiscal year ended December 31, 1997 and for the period from October 1, 1996 (commencement of operations) through December 31, 1996, brokerage commissions paid to affiliated broker-dealers represented 2.20% and 0.06% of the total amount of brokerage commissions paid in each respective period and were paid on transactions that represented 1.47% and 0.11% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund in each respective period.

Portfolio securities will not be purchased from, or through, or sold to or through, the Adviser or MSDW or any of its affiliates when such entities are acting as principals, except to the extent permitted by law.

PERFORMANCE INFORMATION
-----------------------

Performance figures for the Portfolios may be quoted from time to time to illustrate their past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be quoted but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

Total return on an investment in the Portfolios may be advertised from time to time. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

These total returns are calculated according to the following formula:

P(1 + T)/n/ = ERV

where:

P   = a hypothetical initial payment of $1,000

T   = average annual total return

n   = number of years

ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Calculated using the formula above, the average annual total return for the Emerging Markets Equity Portfolio for the one-year period ended December 31, 1997 is 0.52%. The average annual total return for the Emerging Markets Equity Portfolio for the period since inception to December 31, 1997 is (1.22)%.

The year-to-date total return for the Global Equity, International Magnum, Mid Cap Value, Equity Growth, Value, Fixed Income, High Yield, U.S. Real Estate, Emerging Markets Debt, and Asian Equity Portfolios for the period since inception to December 31, 1997 is 20.04%, 7.31%, 40.93%, 33.05%, 20.98%,
9.93%, 13.53%, 17.99%, 0.76% and (43.52)%, respectively.

CALCULATION OF YIELD FOR NON-MONEY MARKET FIXED INCOME PORTFOLIOS

Portfolio yield may be advertised from time to time.

Current yield reflects the income per share earned by a Portfolio's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Yield is obtained using the following formula:

   Yield = 2[(a-b + 1)/6/-1]
                 -----
                  cd
where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

d = the maximum offering price per share on the last day of the period.

The current yield for the Fixed Income, High Yield and Emerging Markets Debt Portfolios for the thirty day period ended December 31, 1997 is 5.88%, 8.19% and 10.01%, respectively.

CALCULATION OF YIELD FOR THE MONEY MARKET PORTFOLIO

The current yield of the Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

The yield of a Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

COMPARISONS

To help investors better evaluate how an investment in a Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

(a)CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(b)Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service--publications that rate fund performance over specified time periods.

(c)Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

(d)Lipper Analytical Services--Mutual Fund Performance Analysis and Lipper-- Fixed Income Fund Performance Analysis--measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(e)Mutual Fund Source Book, published by Morningstar, Inc.--analyzes price, yield, risk and total return for equity funds.

(f)Savings and Loan Historical Interest Rates--as published in the U.S. Savings & Loan League Fact Book.

(g)Stocks, Bonds, Bills and Inflation, published by Hobson Associates-- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

The following indices and averages may also be used:

(a)Composite Indices--70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(b)Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics--a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

(c)CS First Boston High Yield Index--generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

(d)CS First Boston Upper/Middle Tier High Yield Index--an unmanaged index of bonds rated B to BBB.

(e)Donoghue's Money Fund Average--an average of all major money market fund yields, published weekly for 7 and 30-day yields.

(f) Dow Jones Composite Average or its component averages--an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(g) Goldman Sachs 100 Convertible Bond Index--currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

(h) IFC Global Total Return Composite Index--an unmanaged index of common stocks and includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(i) Indata Balanced-Median Index--an unmanaged index and includes an asset allocation of 0.5% cash, 37.9% bonds and 61.6% equity based on $52.5 billion in assets among 431 portfolios for the year ended December 31, 1997 (assumes dividends reinvested).

(j) Indata Equity-Median Stock Index--an unmanaged index which includes an average asset allocation of 8.3% cash and 91.7% equity based on $491.5 billion in assets among 979 portfolios for the year ended December 31, 1997.

(k) J.P. Morgan Emerging Markets Bond Index--a market-weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

(l) J.P. Morgan Emerging Markets Bond Plus Index--The Emerging Markets Bond Plus Index (EMBI+) reflects total returns for external debt instruments which have been traded in the emerging markets. Brady bonds are included among such instruments, as well as Eurobonds, loans, and U.S. dollar denominated local market instruments. Countries included in the index are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, and Venezuela. The EMBI+ is an expansion of the
JP Morgan EMBI, which only tracks Brady bonds.

(m) J.P. Morgan Traded Global Bond Index--an unmanaged index of securities which includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan,
The Netherlands, Spain, Sweden, United Kingdom and the United States.

(n) Lehman Brothers Aggregate Bond Index--an unmanaged index made up of the Government/Corporate Index, the Mortgage Backed Securities Index and the Asset-Backed Securities Index.

(o) Lehman Brothers LONG-TERM Treasury Bond--composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(p) The Lehman 7 Year Municipal Bond Index--an unmanaged index which consists of investment grade bonds with maturities between 6-8 years rated Baa or better. All bonds have been taken from deals done within the last 5 years, with assets of $50 million or greater.

(q) Lipper Capital Appreciation Index--a composite of mutual funds managed for maximum capital gains.

(r) Morgan Stanley Capital International Combined Far East Free ex-Japan Index-- a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

(s) Morgan Stanley Capital International EAFE Index--an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(t) Morgan Stanley Capital International EAFE Small Cap Index--an arithmetic, unmanaged, market value-weighted average of the performance of all companies in Europe, Australia and the Far East with a market cap range of US $200-800 million.

(u) Morgan Stanley Capital International Emerging Markets Free Index--a market capitalization weighted equity index composed of companies that are representative of the market structure of the following countries: Argentina, Brazil, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea (at 50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, Russia, South Africa, Sri Lanka, Taiwan (at 50%), Thailand, Turkey, Venezuela Free. The base date for the index is December 31, 1987. "Free" MSCI indices excludes those shares which are not purchasable by foreign investors. The average size of the emerging market companies within this index is US $800 million.

(v) Morgan Stanley Capital International Emerging Markets Global Latin America Index--an unmanaged, arithmetic, market value-weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela (assumes reinvestment of dividends).

(w) Morgan Stanley Capital International Europe Index-- an unmanaged index of common stocks and includes 14 countries throughout Europe.

(x) Morgan Stanley Capital International Japan Index--an unmanaged index of common stocks (assumes dividends reinvested).

(y) Morgan Stanley Capital International Latin America Index--a broad-based market capitalization-weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends reinvested).

(z) Morgan Stanley Capital International World Index--an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

(aa) NASDAQ Composite Index--an unmanaged index of common stocks.

(bb) NASDAQ Industrial Index--a capitalization-weighted index composed of more than 3,000 domestic stocks taken from the following industry sectors: agriculture, mining, construction, manufacturing, electronic components, services and public administration enterprises. It is a value-weighted index calculated on price change only and does not include income.

(cc) National Association of Real Estate Investment Trusts ("NAREIT") Index--an unmanaged market-weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System including dividends.

(dd) The New York Stock Exchange composite or component indices--unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

(ee) Russell 1000 Growth Index--contains the securities of the Russell 1000 which possess an above-average growth orientation. These securities tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth.

(ff) Russell 2500 Index--comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately $1.3 billion.

(gg) Salomon Smith Barney GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(hh) Salomon Smith Barney High Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(ii) Salomon Smith Barney High Yield Market Index--includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment grade quality rating from either Standard & Poor's or Moody's rating services.

(jj) Salomon Smith Barney Broad Investment Grade Bond Index--a fixed income market capitalization-weighted index including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million.

(kk) Standard & Poor's 500 Stock Index or its component indices--unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(ll) Standard & Poor's MidCap 400 Index--a market-value weighted index. The companies chosen for the Index generally have market values between $500 million and $6 billion, depending upon current equity market valuations and represent a broad range of industry segments within the U.S. economy.

(mm) Standard & Poor's Small Cap 600 Index--a capitalization-weighted index of 600 domestic stocks having market capitalizations which reside within the 50th and the 83rd percentiles of the market capitalization of the entire stock market, chosen for certain liquidity characteristics and for industry representation.

(nn) Wilshire 5000 Equity Index or its component indices--represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, the investment performance of a Portfolio may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, Morningstar, Inc. may be quoted in advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Performance of these capital markets may be used in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. Performance of Portfolios may also be compared to that of other compilations or indices that may be developed and made available in the future.

Charts, graphs or drawings may be included in advertisements which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives.

Advertisements may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). In addition, advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by MSAM and MAS; and the portfolio managers' goals, strategies and investment techniques.

Advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. Discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries, may be included in advertisements. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of MSAM and MAS as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

Various measures of volatility and benchmark correlation may be quoted in advertising and the measures may be compared to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. Current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics may also be advertised.

Examples of the effects of periodic investment plans, including the principal of dollar cost averaging may be advertised. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Fund's Articles of Incorporation permit the Directors to issue 9.5 billion shares of common stock, par value $.001 per share, from an unlimited number of classes ("Portfolios") of shares. Currently the Fund consists of shares of 18 Portfolios.

The shares of each Portfolio of the Fund are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see discussion under "Taxes" in this Statement of Additional Information). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted. Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically received in additional shares of such class of that Portfolio of the Fund at the net asset value as of the business day following the record date. This automatic reinvestment of dividends and distributions will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

CUSTODY ARRANGEMENTS

Chase is the Fund's custodian for domestic and certain foreign assets. Chase is not affiliated with Morgan Stanley. MSTC, acts as the Fund's custodian for foreign assets held outside the United States and employs sub-custodians who have been or will be approved by the Directors of the Fund in accordance with Rule 17f-5 adopted by the SEC under the 1940 Act. MSTC is an affiliate of Morgan Stanley & Co. Incorporated. For the fiscal year ended December 31, 1997, the Fund paid custody fees of $83,000 to MSTC.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1--best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2--high quality with margins of protection ample although not so large as in the preceding group; MIG-3--favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: SP-1+ --very strong capacity to pay principal and interest; SP-2--strong capacity to pay principal and interest.

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-1+ --this designation indicates the degree of safety regarding timely payment is overwhelming. A-1-- this designation indicates the degree of safety regarding timely payment is very strong.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

AAA -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA -- Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended December 31, 1997, including the notes thereto and the report of Price Waterhouse LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report must accompany the delivery of this Statement of Additional Information.